AAL Variable Product Series Fund, Inc.

Semi-Annual Report

June 29, 2001

AAL Technology Stock Portfolio

AAL Aggressive Growth Portfolio

AAL Small Cap Stock Portfolio

AAL Small Cap Index Portfolio

AAL Mid Cap Stock Portfolio

AAL Mid Cap Index Portfolio

AAL International Portfolio

AAL Capital Growth Portfolio

AAL Large Company Index Portfolio

AAL Equity Income Portfolio

AAL Balanced Portfolio

AAL High Yield Bond Portfolio

AAL Bond Index Portfolio

AAL Money Market Portfolio

Table of Contents

President's Letter

The Economy and Markets in Review

Portfolio Perspective

AAL Technology Stock Portfolio
AAL Aggressive Growth Portfolio
AAL Small Cap Stock Portfolio
AAL Small Cap Index Portfolio
AAL Mid Cap Stock Portfolio
AAL Mid Cap Index Portfolio
AAL International Portfolio
AAL Capital Growth Portfolio
AAL Large Company Index Portfolio
AAL Equity Income Portfolio
AAL Balanced Portfolio
AAL High Yield Bond Portfolio
AAL Bond Index Portfolio
AAL Money Market Portfolio

Schedule of Investments

AAL Technology Stock Portfolio
AAL Aggressive Growth Portfolio
AALSmall Cap Stock Portfolio
AAL Small Cap Index Portfolio
AAL Mid Cap Stock Portfolio
AAL Mid Cap Index Portfolio
AAL International Portfolio
AAL Capital Growth Portfolio
AAL Large Company Index Portfolio
AAL Equity Income Portfolio
AAL Balanced Portfolio
AAL High Yield Bond Portfolio
AAL Bond Index Portfolio
AAL Money Market Portfolio

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Notes to Financial Statements

Financial Highlights

A Note on Forward-Looking Statements

Glossary of Terms

Dear Member:

We are pleased to provide you with this semi-annual report. It provides performance, holdings and financial information for each Portfolio of the AAL Variable Product Series Fund, Inc., the underlying investment vehicle for the AAL Flexible Premium Deferred Variable Annuity, the AAL Single Premium Immediate Variable Annuity and the AAL Variable Universal Life insurance products.

Variable annuity and variable life insurance products may help you attain your financial goals. They offer flexibility, insurance protection and a variety of investment choices. These are important factors to consider when planning for your financial future. And, since goals change over a lifetime it is important to periodically review them. The information in this report can help you review your goals.

You should already have received information about a proposed merger between AAL and Lutheran Brotherhood. We believe that the merger of these two organizations will position us to help more people and meet more needs, and you will continue to receive the same personal service and attention that you have come to expect from AAL.

We would like to thank you for your continued confidence in AAL. We welcome the opportunity to meet your insurance and financial needs. We look forward to continuing our relationship and we encourage you to take full advantage of the services we offer. If you have questions about your variable product, contact your AAL representative or the AAL Variable Products Service Center at (800) 225-5225.

Best regards,

/s/Robert G. Same

Robert G. Same
Vice President
Aid Association for Lutherans
President
AAL Variable Product Series Fund, Inc.

The Economy and Markets in Review

The U.S. economy continued to expand at a pace well below its non-inflationary potential during the first half of 2001. First quarter’s growth in Gross Domestic Product (GDP) of 1.3% increased only slightly from the fourth quarter’s sluggish 1.0% pace. Surveys taken during the second quarter indicated that manufacturing continued to slow. Additionally, the historically resilient service sector also showed signs of contraction. As a further indication of economic weakness, unemployment continued to rise. As a result, the second quarter 2001 advanced release of GDP showed annualized growth of a mere 0.7%.

In response to the faltering economy, the Federal Open Market Committee (FOMC) initiated an aggressive easing campaign in January 2001. As of the end of the second quarter, the FOMC had cut short-term interest rates by a total of 2.75%. Stimulative monetary policy is expected to continue with the FOMC’s next meeting in late August.

Equity market performance during the first half of 2001 can be characterized as a tale of two quarters. Most major indices fell sharply during the first three months of the year, but regained all or a portion of those losses during the second quarter. For example, the S&P 500® index of large-capitalization stocks lost 11.86% during the first quarter, rallied by 5.85% during the second, and finished the first half with a negative 6.70% total return. International equities have also languished, as demonstrated by the negative 14.61% return posted by Morgan Stanley’s Europe, Australasia and Far East (EAFE) Index year-to-date. Technology stocks continue to be the most volatile sector of the general equity market. The technology-laden NASDAQ Composite Index, which fell 25.45% during quarter one, regained 17.53% during quarter two, and finished the first half down 12.38%. Finally, on a more positive note, small-capitalization stocks continued their recent streak of outperformance. The S&P SmallCap 600 index of small-capitalization stocks returned 6.23% during the first six months of the year.

While the near-term economic picture remains cloudy, the equity market’s second quarter performance seems to indicate investors’ willingness to “look-through” short-term economic weakness, in anticipation of a recovery.

Aided by Federal Reserve easing, the high-grade fixed-income market, has performed well year-to-date. Short- to intermediate-maturity bonds have performed very well. The widely followed Lehman Aggregate Bond Index had a total return of 3.62% for the first six months. Similarly, high-yield bonds, as represented by the Lehman U.S. Corporate High Yield Index, returned 3.93%.

Overall, the current economic and investment product outlooks are mired with uncertainty. Near-term economic weakness is likely, but may already be discounted in stock and bond prices. Furthermore, the Federal Reserve continues to be vigilant in its fight against a recession. Eventually, an economic recovery will materialize, it’s only a question of when. During times of heightened uncertainty and volatility, the benefits of diversification and a disciplined investment approach should not be underestimated.

/s/James H. Abitz

James H. Abitz
Chief Investment Officer

Technology Stock Portfolio

The technology sector imploded over the last year as the combination of rising interest rates and energy prices significantly slowed the worldwide economy. As the economy slowed, businesses cut back on or delayed capital equipment expenditures. With technology expenditures now representing over 50% of total capital expenditure budgets versus approximately 25% in the early 1980s, it was virtually impossible for technology companies not to feel the effects of the slowdown. To compound the slowdown, companies spent aggressively on technology over the last few years as they prepared for Y2K and the Internet. Slowing growth combined with high valuations resulted in a disastrous year for technology stocks.

The AAL Technology Stock Portfolio missed most of this downturn as its inception date was March 1, 2001. The Portfolio was down 3.20% for the period March 1, 2001 through June 29, 2001. While it is hard to get excited about negative returns, the Portfolio did outperform the Goldman Sachs Technology Industry Composite Index which returned negative 4.20% for the same period. (Please see the Schedule of Investments for more information about the Portfolio’s holdings.)

Top performers for the period:

  Intersil Corporation
  Microsoft Corporation
  NVIDIA Corporation
  AOL Time Warner, Inc.
  Macrovision Corporation.

Bottom performers for the period:

  Cisco Systems, Inc.
  CIENA Corporation
  Nortel Networks Corporation
  Tellabs, Inc.

We are left balancing between a grim near-term outlook and an accommodating Federal Reserve. With all of the negative technology news recently, it would be easy to be conservative with our portfolio strategy. However, we believe now is not time to be too conservative.

A good sign is the inventory level at technology companies. While many investors feared that the technology market would have months if not years of inventory to work through once the economy accelerated again, many technology companies, with the exception of the telecommunication equipment providers, managed their inventory levels better than most expected. While there still is a need for an increase in demand to sustain any rally in technology stocks, the current inventory situation should not be a major drag on the market.

At the beginning of 2001, technology management teams were selling their company shares at a record pace. However, this indicator has been less bearish as insiders have slowed down their selling. Before we take a more aggressive position, we would like to see some insiders begin purchasing to be confident business fundamentals are turning. We are also watching consolidation. We would like to see many of the third- and fourth-tier technology companies be acquired or go out of business. This consolidation would leave a bigger piece of the spending pie available for fewer players and, therefore, allow margins to expand. As we keep an eye on these factors, we continue with our pyramid strategy of holding technology leaders in established markets as the foundation of our Portfolio and holding baskets of companies in emerging technologies.

/s/Brian J. Flanagan

Brian J. Flanagan
Portfolio Manager

/s/James A. Grossman

James A. Grossman
Portfolio Manager

This Portfolio concentrates its assets in technology-related industries. As a result, the Portfolio’s shares are likely to fluctuate in value more than those of a portfolio investing in a broader range of industries.

Since the Portfolio has been in existence for less than a year mountain chart performance has not been shown.

                           Cumulative Total Returns/1/
                               As of June 29, 2001
                                                                From              Inception
                                                              Inception             Date

Fund Portfolio/2/                                              (3.20)%             3/1/01
Deferred Variable Annuity Subaccount/3/                         1.05%              3/2/01
SEC Deferred Variable Annuity Subaccount/3/                    (5.31)%             3/2/01
Single Premium Immediate Variable Annuity Subaccount/4/         1.05%              3/2/01
Variable Universal Life Subaccount/5/                          (1.99)%             3/2/01

            Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.75% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by AAL Capital Management Corporation (AALCMC).
 Without the payment and reimbursement of expenses by AALCMC, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.75% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.75% management fee of the Fund
 Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.75% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Aggressive Growth Portfolio

Six interest rate cuts by the Federal Reserve since January seemed to do little to boost the U.S. economy. Although consumer spending was steady, an anticipated round of lackluster second quarter corporate earnings, coupled with warnings of slow revenue growth and less capital spending in the near term, added to the economic gloom. As a result of these and other challenging economic developments, the Portfolio, since its inception of March 1, 2001, lagged its benchmark, the S&P 500®.

Among our disappointing stocks was Nokia Corporation, which fell in the wake of heightened perception that the cellular market had peaked, and that European licensing requirements to accommodate the “3G” or “third generation,” mobile phone marketplace would strain telecom corporate resources. In our view, Nokia still shows key fundamental growth indicators, such as outstanding financial and operational management, which we feel may help the company create the next wave of innovative mobile units and supporting equipment.

(Please see the Schedule of Investments for more information about the Portfolio’s holdings.)

Another underperformer was leading energy provider Enron Corporation, in part due to investors overestimating the company’s stake in the California energy crisis. However, we believe Enron’s limited liability in the California situation, growth initiatives in Canada and oversees, and a well-received on-line ordering platform may help provide some future price stability for the stock.

AOL Time Warner, Inc. performed well for the period, despite the technology downturn. The multimedia and entertainment giant’s large subscriber base continued to reel in a strong monthly revenue stream. Moreover, management’s cost-cutting measures, combined with strong cable and online services, helped AOL balance out a dip in advertising sales.

Looking forward, the economic picture is far from clear and markets will likely remain volatile. However, we will continue to rely on the talents of our entire research staff as we strive to find companies that can help lead the way to produce the results you’ve come to expect from us.

/s/Warren Lammert

Warren Lammert
Portfolio Manager

Stocks in companies that offer the potential for accelerated earnings or revenue growth are likely to have increased price volatility.

Since the Portfolio has been in existence for less than a year mountain chart performance has not been shown.

                           Cumulative Total Returns/1/
                               As of June 29, 2001

                                                                From              Inception
                                                                Inception           Date

Fund Portfolio/2/                                                (5.10)%            3/1/01
Deferred Variable Annuity Subaccount/3/                          (5.49)%            3/2/01
SEC Deferred Variable Annuity Subaccount/3/                     (11.44)%            3/2/01
Single Premium Immediate Variable Annuity Subaccount/4/          (5.49)%            3/2/01
Variable Universal Life Subaccount/5/                            (8.33)%            3/2/01

            Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.80% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by AAL Capital Management Corporation (AALCMC).
 Without the payment and reimbursement of expenses by AALCMC, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.80% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.80% management fee of the Fund
 Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.80% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Small Cap Stock Portfolio

The AAL Small Cap Stock Portfolio originated on March 1, 2001. The first four months of existence turned out to be profitable times for our investors. The Portfolio returned 7.90% during that time period, which compares to an 8.50% return for the S&P SmallCap 600 Index. Larger capitalization stocks did not fare as well, as the S&P 500® returned a negative 0.96% and the S&P Midcap 400 Index was up about 5.15%.

As with most investment periods during the past several years, volatility in share prices played a role during this four-month stretch. Small-cap stocks were down fairly hard during March, losing 4.5% to 6.0%. That was followed by a nice three-month rally in which small-cap stocks returned about 16% to 17%. The leaders in the rally were many of the struggling stocks of the past year. Technology stocks did well during this period. For example, the semiconductor index was up about 24%.

We have continued our strategy of being broadly diversified across all sectors of the stock market. Due to the volatile markets that we have experienced during the past few years, we try to maintain a relatively balanced Portfolio by making very few economic sector calls. Individual stocks and sectors can make extremely fast and exaggerated moves. If a portfolio is overweighted or underweighted in certain sectors, those volatile moves can cause extreme variances in performance. Our strategy is to try to invest in the best stocks within each sector. Any sector overweight or underweight relative to the S&P SmallCap 600 Index is usually insignificant. Another part of our strategy is to maintain a balance between growth stocks and value stocks. Growth stocks are companies that are growing revenues and earnings at a pretty rapid pace. Value stocks are companies that may not be growing revenues and earnings as quickly, but their share prices are less expensive. This balance between growth and value neutralizes the style emphasis of the Portfolio. Once again, our strategy is to find the best stocks, whether those are growth or value stocks.

The biggest story in the stock market over the past year has been the decline of the technology sector. After huge gains in technology stocks over the past couple of years, stock prices of tech companies dropped sharply. However, there are still some technology related stocks that have done well recently. One of the Portfolio’s better performing stocks has been Pemstar, Inc., which is an electronic manufacturing service (EMS) company.

EMS companies provide outsourcing services for electronic companies. Pemstar has continued to gain customers during the current economic slowdown. While the focus of many investors has been to anxiously await an improved tech market, there have been some other sectors that have performed quite well. Among the sectors which have helped the Portfolio’s performance have been the home builders, restaurants, and financials. One of the bigger positions and also one of the better performing positions has been Applebee’s International, Inc. During the past four months the stock has been up nearly 50%. (Please see the Schedule of Investments for more information about the Portfolio’s holdings.)

/s/Kevin Schmitting

Kevin Schmitting
Portfolio Manager

Small company stock prices are generally more volatile than large company stock prices.

Since the Portfolio has been in existence for less than a year mountain chart performance has not been shown.

                           Cumulative Total Returns/1/
                               As of June 29, 2001
                                                                  From              Inception
                                                                Inception             Date
----------------------------------------------------------------------------------------------------
Fund Portfolio/2/                                                 7.90%              3/1/01
Deferred Variable Annuity Subaccount/3/                           5.77%              3/2/01
SEC Deferred Variable Annuity Subaccount/3/                      (0.89)%             3/2/01
Single Premium Immediate Variable Annuity Subaccount/4/           5.77%              3/2/01
Variable Universal Life Subaccount/5/                             2.59%              3/2/01

            Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.70% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by AAL Capital Management Corporation (AALCMC).
 Without the payment and reimbursement of expenses by AALCMC, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.70% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.70% management fee of the Fund
 Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.70% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Small Cap Index Portfolio

The AAL Small Cap Index Portfolio was up 10.86% for the 12-month period June 30, 2000 through June 29, 2001. The return was comparable to the S&P SmallCap 600 Index return of 11.12%. The difference between the Portfolio and the Index is the result of expenses, transaction costs and cash. Expenses represented the majority of the return difference. Transaction costs are fairly small as the Portfolio is of sufficient size to easily replicate the Index. Finally, the Portfolio maintains less than 2% cash at all times; however, even maintaining a small amount of cash in an up market will result in some tracking variance versus the benchmark.

The goal of the Portfolio is to duplicate the performance of the S&P SmallCap 600 Index. We utilize a full replication strategy to match the performance of the Index. In other words, all 600 securities are purchased in approximately the same weight as the Index. The Portfolio also remains essentially fully invested. However, yearly Portfolio performance will usually be somewhat below that of the Index after transaction fees and expenses are deducted.

/s/Brian Flanagan

Brian Flanagan
Portfolio Manager

Small company stock prices are generally more volatile than large company stock prices. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

Value of a $10,000 Investment
[MOUNTAIN CHART OMITTED HERE]

   Date           Small Cap Index     S&P 600 Value
                   Portfolio Value
  06/14/95           10,000.00         10,000.00
  06/30/95           10,110.07         10,159.02
  07/31/95           10,694.66         10,935.78
  08/31/95           10,900.04         11,172.87
  09/30/95           10,980.30         11,458.11
  10/31/95           10,495.50         10,892.42
  11/30/95           10,892.26         11,323.44
  12/31/95           11,070.35         11,510.27
  01/31/96           11,035.13         11,535.25
  02/29/96           11,309.20         11,912.80
  03/31/96           11,654.29         12,168.21
  04/30/96           12,285.49         12,866.91
  05/31/96           12,612.84         13,324.20
  06/30/96           12,046.53         12,801.76
  07/31/96           11,090.93         11,920.99
  08/31/96           11,734.05         12,657.35
  09/30/96           12,243.16         13,212.51
  10/31/96           12,187.36         13,121.08
  11/30/96           12,832.31         13,802.58
  12/31/96           13,084.10         13,964.21
  01/31/97           13,505.65         14,196.44
  02/28/97           13,499.36         13,902.71
  03/31/97           12,968.33         13,189.09
  04/30/97           13,172.32         13,350.65
  05/31/97           14,306.55         14,918.69
  06/30/97           14,779.01         15,578.09
  07/31/97           16,040.99         16,557.49
  08/31/97           16,348.23         16,974.41
  09/30/97           17,325.17         18,096.92
  10/31/97           16,477.85         17,315.86
  11/30/97           16,313.03         17,189.45
  12/31/97           16,402.76         17,536.51
  01/31/98           16,373.00         17,194.55
  02/28/98           17,785.34         18,760.63
  03/31/98           18,457.36         19,477.10
  04/30/98           18,560.07         19,591.82
  05/31/98           17,585.14         18,554.62
  06/30/98           17,627.17         18,609.18
  07/31/98           16,282.14         17,185.39
  08/31/98           13,162.28         13,868.26
  09/30/98           13,966.33         14,717.69
  10/31/98           14,624.84         15,401.18
  11/30/98           15,441.86         16,267.96
  12/31/98           16,425.02         17,307.65
  01/31/99           16,227.13         17,090.44
  02/28/99           14,764.64         15,550.08
  03/31/99           14,946.17         15,750.83
  04/30/99           15,943.46         16,791.49
  05/31/99           16,324.21         17,200.19
  06/30/99           17,249.36         18,179.23
  07/31/99           17,091.35         18,018.70
  08/31/99           16,344.96         17,225.88
  09/30/99           16,403.50         17,298.75
  10/31/99           16,367.64         17,255.33
  11/30/99           17,043.05         17,976.77
  12/31/99           18,427.61         19,454.64
  01/31/00           17,855.79         18,851.74
  02/29/00           20,222.35         21,376.37
  03/31/00           19,475.27         20,586.08
  04/30/00           19,130.26         20,233.24
  05/31/00           18,551.78         19,633.52
  06/30/00           19,636.64         20,794.45
  07/31/00           19,151.41         20,283.95
  08/31/00           20,838.61         22,081.92
  09/30/00           20,270.37         21,480.63
  10/31/00           20,402.22         21,615.10
  11/30/00           18,297.37         19,364.75
  12/31/00           20,496.55         21,750.29
  01/31/01           21,369.61         22,682.73
  02/28/01           20,072.56         21,298.63
  03/30/01           19,178.10         20,321.87
  04/30/01           20,626.62         21,870.81
  05/31/01           21,010.28         22,289.19
  06/30/01           21,768.97         23,106.09
-----------------------------------------------------------

                        Average Annual Total Returns/1/
                              As of June 29, 2001

                                                 Year-To-Date       1-Year        5-Year      From         Inception
                                                                                              Inception      Date

Fund Portfolio/2/                                     6.21%          10.86%       12.56%         13.73%      6/14/95
Deferred Variable Annuity Subaccount/3/               5.55%           9.49%       11.16%         12.25%      6/15/95
SEC Deferred Variable Annuity Subaccount/3/          (1.10)%          2.59%       10.56%         12.08%      6/15/95
Single Premium Immediate Variable Annuity
Subaccount/4/                                         5.55%           9.49%          N/A         12.32%       8/2/99
Variable Universal Life Subaccount/5/                 2.38%           6.21%          N/A          3.70%      5/15/98

            Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect a 0.39% maximum annual deduction for management fees and other expenses.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL, the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Mid Cap Stock Portfolio

So far in its very short existence, the AAL Mid Cap Stock Portfolio has had a difficult time. Since its inception on March 1, 2001, the Portfolio has returned 2.80%, notably less than the 5.15% return of the S&P MidCap 400 Index.

The key factors in the Portfolio’s underperformance are the performance of energy holdings and consumer cyclical holdings. During the period, energy stocks in general lost nearly 16% of their value. The Portfolio was overweight in the sector and its holdings lost more than 20%. The Portfolio’s selections in the consumer cyclical sector also underperformed the benchmark’s holdings, contributing further to the underperformance. Offsetting these negatives were the positive sector returns of consumer staples, technology, and utilities. In each of these areas, the Portfolio’s holdings outperformed the comparable benchmark results.

As far as individual stocks, the largest contributors during the short period were semiconductor stocks Intersil Corporation, NVIDIA Corporation and QLogic Corporation, each contributing over 0.5% to the Portfolio’s return. Key disappointments during the period were Waters Corporation, a medical instrumentation company, and Nabors Industries, Inc., an oil field service company. Each of these detracted about 0.5% from the Portfolio’s result. (Please see the Schedule of Investments for more information about the Portfolio’s holdings.)

The Portfolio’s approach of investing in a broadly diversified portfolio of mid-sized stocks while taking measured risks in areas of perceived opportunity has worked well over longer time periods in the past. The diversification allows the Portfolio to participate in the general return opportunities of the mid-cap market while selectively taking modest risks provides the opportunity to add value. This approach to managing risk, not just taking risk, should serve the Portfolio well into the future.

/s/Michael R. Hochholzer

Michael R. Hochholzer
Portfolio Manager

Mid-sized company stock prices are generally more volatile than large-company stock prices.

Since the Portfolio has been in existence for less than a year mountain chart performance has not been shown.

                           Cumulative Total Returns/1/
                              As of June 29, 2001
                                                                   From            Inception
                                                                  Inception           Date
--------------------------------------------------------------------------------------------------------
Fund Portfolio/2/                                                  2.80%              3/1/01
Deferred Variable Annuity Subaccount/3/                            2.18%              3/2/01
SEC Deferred Variable Annuity Subaccount/3/                       (4.26)%             3/2/01
Single Premium Immediate Variable Annuity Subaccount/4/            2.18%              3/2/01
Variable Universal Life Subaccount/5/                             (0.90)%             3/2/01

            Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.70% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by AAL Capital Management Corporation (AALCMC).
 Without the payment and reimbursement of expenses by AALCMC, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.70% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.70% management fee of the Fund
 Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.70% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Mid Cap Index Portfolio

So far in its very short existence, the AAL Mid Cap Index Portfolio has performed reasonably well. Since its inception on March 1, 2001, the Portfolio has returned 4.99%, only marginally less than the 5.15% return of the S&P MidCap 400 Index. This small difference in return is the result of expenses, transaction costs, and small mismatches between the Portfolio and the Index. The transaction costs associated with the startup of the Portfolio account for the bulk of the shortfall.

The primary drivers of performance in the mid-cap market during this very short time period include a sharp decline in energy shares offset by a sharp increase in healthcare stocks and very solid gains by financial and consumer cyclical holdings. Energy shares lost nearly 16% of their value during the period after a strong run in the prior 18 months. Healthcare stocks surged nearly 19%, led by biotechnology shares that came back into favor. Both financial and consumer cyclical holdings posted returns over 8% as the interest rate environment and consumer confidence continued to improve.

The AAL Mid Cap Index Portfolio is an index portfolio, which means that it is managed with the primary goal of replicating the S&P MidCap 400 Index as closely as possible. In this passive approach to managing the Portfolio, we simply purchase all 400 securities in proportions as close as practical to those of the Index. Differences in performance between the Portfolio and the Index are the result of management fees, costs for transacting and holding the securities, cash held by the Portfolio (the Index has none), and minor variances in the proportion of each security relative to the Index. The key issue in any decision made regarding the management of the Portfolio is the long-term minimization of the combination of these factors.

/s/Michael R. Hochholzer

Michael R. Hochholzer
Portfolio Manager

Mid-sized company stock prices are generally more volatile than large-company stock prices. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

Since the Portfolio has been in existence for less than a year mountain chart performance has not been shown.

                           Cumulative Total Returns/1/
                               As of June 29, 2001
                                                                      From            Inception
                                                                    Inception           Date
--------------------------------------------------------------------------------------------------------
Fund Portfolio/2/                                                   4.99%              3/1/01
Deferred Variable Annuity Subaccount/3/                             3.63%              3/2/01
SEC Deferred Variable Annuity Subaccount/3/                        (2.90)%             3/2/01
Single Premium Immediate Variable Annuity Subaccount/4/             3.63%              3/2/01
Variable Universal Life Subaccount/5/                               0.51%              3/2/01

            Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by AAL Capital Management Corporation (AALCMC) .
 Without the payment and reimbursement of expenses by AALCMC, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.35% management fee of the Fund
 Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

International Portfolio

World stock markets ended the first half of 2001 on a pessimistic note that contrasted sharply with the optimism that surfaced briefly in April and May. This optimism was based on powerful forces; the Federal Reserve’s aggressive rate cutting, Japan’s new prime minister offering the best chance of substantive reform and the European Central Bank (ECB), which is on the verge of cutting rates. By June, however, a new round of corporate profit warnings, evidence of a slowdown in Europe and the ECB’s reluctance to support the economy through more aggressive rate cuts had sapped investors of their conviction in the timing and strength of the global economic recovery. The MSCIEAFE index finished the period down substantially, at negative 14.61%, and the Portfolio underperformed for the period. Local market returns were better, as stock markets fell only 6.8% during the first half, but weakness in the yen and the euro depressed returns for dollar-based investors.

Continued earnings concerns in the technology and telecom areas combined with the Portfolio’s modest overweight in the telecom sector to bring performance below the benchmark for the period. The Portfolio was particularly impacted by declines in Nortel Networks Corporation (-71%), Vodafone Group PLC (-40%), Cable & Wireless PLC (-56%) and Royal KPN NV (-50%). News that the introduction of new third generation, or “3G,” mobile phone service would be delayed due to technical problems was not well received. However, we feel that the stocks currently reflect all of the problems and none of the solutions in the telecom arena. First, the delay of “3G” is not a bad thing insofar as it relieves immediate pressure on cash needs for capital expenditures. Second, the financial demands on many of these companies will be less than feared as partnerships and joint ventures to share the cost of system buildouts materialize. Third, companies in the sector have made sensible adjustments to their business strategies. Finally, new products and services such as short messaging service, which enables mobile phone users to send short text messages via their phones, provide the means for companies in the sector to improve their profitability. (Please see the Schedule of Investments for more information about the Portfolio’s holdings.)

The performance of these telecom stocks offset a number of examples of strong stock selection across a variety of sectors in the first half of 2001. Investments in financial institutions like Dresdner Bank AG (+5%) and Nomura Securities Company, Ltd. (+7%), Japanese tire maker Bridgestone Corporation (+15%), and auto manufacturer Nissan Motor Company, Ltd. (+20%) contributed positively to performance.

Negative contributions came from other sectors, such as food company Diageo PLC (-2%) and drug maker GlaxoSmithKline PLC (0%). Finally, the Portfolio’s relative performance was also helped by its hedge of nearly 10% from yen to U.S. dollar for much of the first half of the year. Weak macroeconomic fundamentals in Japan along with an increased willingness on the part of the Bank of Japan to accept a weaker currency signaled danger for the currency, and the yen fell more than 10% against the dollar while the Portfolio was hedged.

Uncertainty in markets is often highest at inflection points, as it is today when investors lose their faith that the global recovery will materialize in timely fashion. In recent weeks we have begun to move the Portfolio toward a more constructive stance, and we expect to continue this repositioning. Toward that end we bought Broken Hill Properties, the Australian mining and resource company, and added to several existing Japanese holdings.

We expect to continue the cautious process of re-orienting the Portfolio. Countries, sectors and stocks that will exceed consensus earnings projections occupy a priority position in our research right now.

/s/Kathleen M. Harris

Kathleen M. Harris
Portfolio Manager

/s/Sean Roche

Sean Roche
Portfolio Manager

Foreign investments involve additional risks, including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments.

Value of a $10,000 Investment
[MOUNTAIN CHART OMITTED HERE]

  Date          International      EAFE Idx Value
                Portfolio Value
   03/02/98          10,000.00       10,000.00
   03/31/98          10,410.00       10,307.92
   04/30/98          10,610.00       10,389.51
   05/31/98          10,840.00       10,339.08
   06/30/98          10,950.00       10,417.34
   07/31/98          11,290.00       10,522.95
   08/31/98           9,840.00        9,219.27
   09/30/98           9,390.00        8,936.62
   10/31/98          10,070.00        9,868.17
   11/30/98          10,730.00       10,373.73
   12/31/98          11,040.74       10,782.97
   01/31/99          11,520.77       10,751.13
   02/28/99          11,170.75       10,494.91
   03/31/99          11,340.76       10,932.99
   04/30/99          11,790.79       11,375.98
   05/31/99          11,400.77       10,790.13
   06/30/99          11,780.79       11,210.81
   07/31/99          12,110.81       11,544.03
   08/31/99          12,460.84       11,586.18
   09/30/99          12,610.85       11,702.81
   10/31/99          13,080.88       12,141.15
   11/30/99          13,870.93       12,563.00
   12/31/99          15,622.23       13,690.55
   01/31/00          15,136.56       12,820.67
   02/29/00          16,229.31       13,165.80
   03/31/00          16,188.84       13,676.16
   04/30/00          14,812.79       12,956.48
   05/31/00          14,337.24       12,640.03
   06/30/00          14,994.91       13,134.35
   07/31/00          14,408.07       12,583.70
   08/31/00          14,681.25       12,692.92
   09/30/00          13,841.46       12,074.88
   10/31/00          13,335.56       11,789.65
   11/30/00          12,647.53       11,347.53
   12/31/00          12,945.69       11,750.87
   01/31/01          13,061.65       11,754.77
   02/28/01          11,923.11       10,875.96
   03/30/01          11,048.11       10,137.19
   04/30/01          11,691.18       10,833.23
   05/31/01          11,195.70       10,432.46
   06/30/01          10,742.39       10,003.65
---------------------------------------------------------

                        Average Annual Total Returns/1/
                       As of June 29, 2001 From Inception

                                                    Year-To-Date         1-Year          Inception      Date
-------------------------------------------------------------------------------------------------------------------------
Fund Portfolio/2/                                     (17.02)%           (28.36)%          2.17%         3/2/98
Deferred Variable Annuity Subaccount/3/               (17.54)%           (29.25)%          0.91%         3/3/98
SEC Deferred Variable Annuity Subaccount/3/           (22.73)%           (33.71)%         (0.20)%        3/3/98
Single Premium Immediate Variable Annuity
Subaccount/4/                                         (17.54)%           (29.25)%         (7.05)%        8/2/99
Variable Universal Life Subaccount/5/                 (20.03)%           (31.43)%         (2.24)%       5/15/98

            Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.80% maximum annual management fee, but do not reflect Fund Portfolio expenses, which are voluntarily paid or reimbursed by AAL Capital Management Corporation (AALCMC).
 Without the payment and reimbursement of expenses by AALCMC, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.80% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.80% management fee of the Fund
 Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.80% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Capital Growth Portfolio

Since inception on March 1, 2001, it has been a difficult period for the large capitalization equity market. The S&P 500® had a total return of negative 0.96% during this period. The AAL Capital Growth Portfolio under-performed the S&P 500® on a relative basis. The total return for the AAL Capital Growth Portfolio for the same period was negative 3.27%.

The main reason the AAL Capital Growth Portfolio under-performed the S&P 500® over the last four months was the Portfolio’s exposure to the natural gas industry within the energy sector. Natural gas prices went from $5.19 per million cubic feet (MCF) on March 1, 2001 to $3.10 per MCF on June 29, 2001. The decline in natural gas prices had a negative impact on these stocks. This decline in price seems to have been caused by higher than expected fuel switching and higher than expected nuclear power plant utilization. Both of these causes are short term in nature. Once energy users have switched from gas to oil, they can only switch back to gas again at some point. Utilization rates have reached 98% of our nuclear power capacity and no new nuclear plants are being built. Long term, the outlook for natural gas remains very positive. New construction of power plants using natural gas continues to proceed at an accelerating pace.

The major change in the Portfolio was in the technology sector. At the beginning of the period the Portfolio was 7% underweighted in technology sector, but was almost market weighted at the end. The Portfolio increased its holdings in technology stocks in April of 2001, ending the period only about 1% underweighted because by the end of April technology stocks were much more reasonably priced relative to their future growth, having declined almost 50% over the previous year.

The market conditions that caused this decline were primarily the result of the monetary policy of the Federal Reserve. The Fed Funds rate peaked in May of 2000 at 6.5% and the Federal Reserve held rates there until January of 2001. These high rates caused the economy to slow down, and when it did, technology stocks took the brunt. Since January, the Federal Reserve has lowered interest rates faster than any time during Alan Greenspan’s tenure as chairman of the Federal Reserve. Hopefully, this aggressive easing of monetary policy will keep the economic slowdown from turning into a recession.

The main things we are watching in this regard are insider buying and earnings estimate revisions. As of the end of June corporate insiders have not yet begun to buy aggressively, but they have at least slowed their selling significantly. Earnings estimate revisions still remain negative.

/s/Fredrick L. Plautz

Fredrick L. Plautz
Portfolio Manager

Since the Portfolio has been in existence for less than a year mountain chart performance has not been shown.

                          Cumulative Total Returns/1/
                              As of June 29, 2001
                                                               From             Inception
                                                             Inception            Date
--------------------------------------------------------------------------------------------------
Fund Portfolio/2/                                              (3.27)%           3/1/01
Deferred Variable Annuity Subaccount/3/                        (4.52)%           3/2/01
SEC Deferred Variable Annuity Subaccount/3/                   (10.54)%           3/2/01
Single Premium Immediate Variable Annuity Subaccount/4/        (4.52)%           3/2/01
Variable Universal Life Subaccount/5/                          (7.40)%           3/2/01

            Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.65% maximum annual management fee, but do not reflect Fund Portfolio expenses, which are voluntarily paid or reimbursed by AAL Capital Management Corporation (AALCMC).
 Without the payment and reimbursement of expenses by AALCMC, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.65% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.65% management fee of the Fund
 Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.65% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Large Company Index Portfolio

The Portfolio declined in value during the first half of the year with a negative return of 6.85% versus a negative return of 6.70% for the S&P 500. The difference was due to the Portfolio’s expenses as, gross of expenses, the Portfolio’s return was a negative 6.69%. The second quarter of 2001 showed a positive performance of 5.71% after a negative 11.88% return in the first quarter.

The Portfolio replicates the composition of the S&P 500 and the degree to which it matches the composition is monitored continuously. Since the Portfolio is relatively large, the ability to closely replicate the Index composition is high. With the Portfolio experiencing continuous withdrawals during the past year, the cash position has increased modestly to cover these withdrawals, causing the performance of the Portfolio to vary slightly from that of the S&P 500.

The S&P 500 performance in the first half of the year reflected investors concerns with the outlook for the economy and corporate profits. Corporate profits slowed dramatically in the fourth quarter of 2000 and continued to be soft through the first two quarters of 2001. This occurred after a period of robust economic growth characterized by general consumer spending and corporate spending on technology products at rates above historical trend lines. The Federal Reserve Board, worried about the effect that this spending would have on inflation rates, began to raise short term interest rates and tighten the growth of money supply beginning mid-year 1999. As a result of this tightening and the exhaustion of some amount of demand after a period of high spending rates, the economy and corporate profits experienced a slowdown that continues today.

What stock market investors are most concerned with is the length and depth of this economic and corporate profit slowdown. The Federal Reserve Board started to reduce interest rates and increase financial liquidity early in 2001, the impact of which will increasingly be felt later in the year. Some positive indicators are the stabilization of consumer confidence, the solid consumer spending in housing, retail and industrial sectors and moderate labor and energy costs. Areas of concern are: the rise in the unemployment rate and continuous major lay-off announcements by corporate America; slowing foreign economies and high consumer debt.

The S&P 500 performance was best for low valuation stocks in the first quarter and did not have a bias towards growth or value in the second quarter. Sectors that did best during the first half of 2001 included consumer cyclicals, basic materials and transportation. Sectors that performed poorly included technology, health care and utilities. While these cross currents can have a major impact on the performance of actively managed portfolios, a passively managed portfolio such as the AAL Large Company Index Portfolio has exposure to all stocks in the index and will not be affected by investors’ biases towards one kind of stock or another.

This will be the last time I am writing to you as the manager of this Portfolio. Management has been assigned to Tim Utecht who I know will capably handle it going forward.

/s/David J. Schnarsky

David J. Schnarsky
Portfolio Manager

Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes.

Value of a $10,000 Investment
[MOUNTAIN CHART OMITTED HERE]

    Date        Large Company Index      S&P 500 Value
                   Portfolio Value
   06/14/95           10,000.00           10,000.00
   06/30/95           10,190.02           10,162.74
   07/31/95           10,521.32           10,499.74
   08/31/95           10,544.42           10,526.09
   09/30/95           10,993.27           10,970.29
   10/31/95           10,947.97           10,931.13
   11/30/95           11,423.28           11,411.00
   12/31/95           11,638.63           11,630.78
   01/31/96           12,033.08           12,026.69
   02/29/96           12,144.27           12,138.18
   03/31/96           12,253.65           12,255.07
   04/30/96           12,438.43           12,435.71
   05/31/96           12,753.33           12,756.43
   06/30/96           12,793.10           12,805.03
   07/31/96           12,236.19           12,239.30
   08/31/96           12,484.20           12,497.43
   09/30/96           13,181.09           13,200.78
   10/31/96           13,543.00           13,564.86
   11/30/96           14,510.47           14,590.23
   12/31/96           14,254.38           14,301.20
   01/31/97           15,136.66           15,194.74
   02/28/97           15,254.07           15,313.86
   03/31/97           14,633.96           14,684.62
   04/30/97           15,496.63           15,561.29
   05/31/97           16,426.36           16,508.66
   06/30/97           17,150.16           17,248.25
   07/31/97           18,503.94           18,620.69
   08/31/97           17,469.03           17,577.56
   09/30/97           18,395.93           18,540.28
   10/31/97           17,784.63           17,921.04
   11/30/97           18,519.60           18,750.60
   12/31/97           18,900.26           19,072.55
   01/31/98           19,106.39           19,283.49
   02/28/98           20,462.17           20,674.22
   03/31/98           21,500.11           21,732.94
   04/30/98           21,701.77           21,951.58
   05/31/98           21,322.57           21,574.23
   06/30/98           22,182.55           22,450.58
   07/31/98           21,944.45           22,211.48
   08/31/98           18,821.53           19,000.14
   09/30/98           20,002.88           20,217.29
   10/31/98           21,633.91           21,861.77
   11/30/98           22,936.94           23,186.81
   12/31/98           24,259.71           24,522.83
   01/31/99           25,264.09           25,548.38
   02/28/99           24,482.94           24,754.33
   03/31/99           25,438.47           25,744.75
   04/30/99           26,406.67           26,741.85
   05/31/99           25,775.24           26,110.47
   06/30/99           27,189.31           27,559.60
   07/31/99           26,342.83           26,699.19
   08/31/99           26,222.38           26,567.03
   09/30/99           25,508.14           25,838.83
   10/31/99           27,093.30           27,473.91
   11/30/99           27,633.30           28,032.45
   12/31/99           29,236.74           29,683.57
   01/31/00           27,790.25           28,192.26
   02/29/00           27,233.71           27,658.58
   03/31/00           29,870.82           30,364.42
   04/30/00           28,997.18           29,450.76
   05/31/00           28,421.75           28,846.43
   06/30/00           29,100.79           29,557.49
   07/31/00           28,663.21           29,095.51
   08/31/00           30,422.93           30,902.63
   09/30/00           28,823.40           29,271.28
   10/31/00           28,688.05           29,147.46
   11/30/00           26,430.34           26,849.48
   12/31/00           26,553.25           26,980.77
   01/31/01           27,487.85           27,938.05
   02/28/01           24,977.71           25,390.66
   03/30/01           23,399.45           23,782.16
   04/30/01           25,199.88           25,630.27
   05/31/01           25,359.00           25,801.99
   06/30/01           24,734.67           25,173.97

------------------------------------------------------------------

                        Average Annual Total Returns/1/
                              As of June 29, 2001
                                                                                                        From         Inception
                                                            Year-To-Date      1-Year        5-Year      Inception    Date
---------------------------------------------------------------------------------------------------------------------------------
Fund Portfolio/2/                                               (6.85)%       (15.00)%       14.09%       16.16%      6/14/95
Deferred Variable Annuity Subaccount/3/                         (7.43)%       (16.06)%       12.68%       14.67%      6/15/95
SEC Deferred Variable Annuity Subaccount/3/                    (13.26)%       (21.35)%       12.06%       14.49%      6/15/95
Single Premium Immediate Variable Annuity Subaccount/4/         (7.43)%       (16.06)%          N/A       (4.43)%      8/2/99
Variable Universal Life Subaccount/5/                          (10.21)%       (18.61)%          N/A        2.10%      5/15/98

            Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect a 0.35% maximum annual deduction for management fees and other expenses.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL, the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Equity Income Portfolio

The AAL Equity Income Portfolio was introduced March 1, 2001, so the Portfolio was only four months old at the end of the second quarter of 2001. Approximately 70% of the Portfolio is invested in stocks of large size “value-oriented” companies with the remaining 30% invested in the stocks of mid and small size “value-oriented” companies. The first four months proved to be a very difficult investment environment for the Portfolio as the stocks of small and mid-size companies sharply outperformed stocks of large companies. The S&P 500® of large companies had a total return of negative 0.96% for the four months while the major mid- and small-company indexes were up between 4% and 9%. The Portfolio had a total return of negative 2.12% for the same period.

As has been the case over the last several years, volatility in share prices was quite dramatic during the four months.

The second quarter was characterized by outstanding performance from the two ends of the investment spectrum. On the one hand, the high-growth technology sector was up almost 17% for the quarter while at the other end of the investment spectrum both economically sensitive basic materials (chemicals, metals, etc.) and consumer cyclicals were up over 10%. The Portfolio is positioned in the middle of the investment spectrum with less growth or economic sensitivity and hence fared poorly on a relative basis.

The major area of weakness in the Portfolio was our exposure to mid-size energy companies involved in oil and natural gas drilling and services. Despite excellent earnings and continued good fundamentals, these energy companies were widely sold during the quarter due to declining natural gas prices. Instead, investors flocked to the more economically sensitive sectors of the economy (i.e. basic materials, consumer cyclicals, etc.) in anticipation of an economic recovery. Another area of sector weakness was in technology. While the Portfolio fared very well against the more “valued-oriented” technology stocks (7.36% vs. 1.26%), it significantly lagged the more “aggressive-growth” technology stocks (7.36% vs. 16.91%). An additional area of weakness during the quarter was a handful of large holdings that suffered disappointing earnings announcements and in one case (Honeywell International, Inc.) a failed merger attempt. (Please see the Schedule of Investments for more information about the Portfolio’s holdings.)

The one area of real strength during the quarter was in the health care sector where the Portfolio had several winners while avoiding several other large, widely owned, but underperforming pharmaceutical stocks.

The major changes in the composition of the Portfolio have been in our energy and technology holdings. Due to declining energy prices, the overweighting in energy has been reduced and our weighting in the more cyclical technology stocks has been increased. These changes have helped bring the Portfolio into better balance in terms of our diversification across the major economic sectors of the market.

The investment strategy continues to be one of positioning the Portfolio as a “value” alternative to AAL’s other equity portfolios, which have more of a growth focus. We attempt to accomplish this by trying to maximize value in the Portfolio as opposed to growth. The goal is to add value primarily through superior stock selection as opposed to sector allocation or sector rotation. The Portfolio tries to buy stocks not only at a discount to the market multiple, but also at a discount to their earnings growth rates. Through successfully buying quality companies at attractive prices, the Portfolio can usually be assured of good results from individual investment decisions.

/s/Lewis Bohannon

Lewis (Bo) Bohannon
Portfolio Manager

Since the Portfolio has been in existence for less than a year mountain chart performance has not been shown.

                          Cumulative Total Returns/1/
                              As of June 29, 2001
                                                                 From            Inception
                                                               Inception           Date
--------------------------------------------------------------------------------------------------
Fund Portfolio/2/                                               (2.12)%          3/1/01
Deferred Variable Annuity Subaccount/3/                         (3.48)%          3/2/01
SEC Deferred Variable Annuity Subaccount/3/                     (9.56)%          3/2/01
Single Premium Immediate Variable Annuity Subaccount/4/         (3.48)%          3/2/01
Variable Universal Life Subaccount/5/                           (6.39)%          3/2/01

            Past performance is not an indication of future results.

/1/ Total Returns - Since the portfolio and subaccounts have been in existence for less than one year, the return from inception is presented on a cumulative basis (not annualized). Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.45% maximum annual management fee, but do not reflect Fund Portfolio expenses, which are voluntarily paid or reimbursed by AAL Capital Management Corporation (AALCMC).
 Without the payment and reimbursement of expenses by AALCMC, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.45% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.45% management fee of the Fund
 Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.45% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Balanced Portfolio

The AAL Balanced Portfolio invests in large company stocks, investment grade bonds and money market securities. The stock portion of the Portfolio replicates the composition of the S&P 500 by owning all 500 stocks in the S&P 500 in the same weighting that they represent in the S&P 500. The bond portion of the Portfolio is invested in a well-diversified sample of securities that approximate the key characteristics (sector weightings, maturity, credit quality distribution, yield curve exposure, and coupon rates) of the Lehman Aggregate Bond Index. The money market portion of the Portfolio is invested in high-quality commercial paper. The weighting of each of the three components of the Portfolio were maintained during the first half of the year in the 53% to 58% range for stocks, 34% to 39% range for bonds, and 5% to 8% range for money market securities.

The Portfolio’s performance for the first half of 2001 closely approximated the performance of a blended portfolio index, consisting of 55% S&P 500, 35% Lehman Aggregate Bond Index, and 10% Salomon Brothers Short-Term Index. After expenses, the Portfolio returned a negative 2.19% versus a negative 2.04% for the blended index. Before expenses, the Portfolio’s return of negative 2.02% exceeded the return on the blended index.

The Portfolio benefited from the investments in bonds and commercial paper, which posted positive returns. It was hindered by its stock exposure, which posted negative returns. The Lehman Aggregate Bond Index had a return of 3.62%, the Salomon Brothers Short-Term Index was up 2.24%, and the S&P 500 was down 6.70%.

A weakening U.S. economic environment and a corporate profit slowdown affected equity and bond market performance during the first half. In response to a slower economic growth, the Federal Open Market Committee (FOMC) began an aggressive easing campaign early in the year to lower short-term interest rates and increase financial liquidity. Since the beginning of the year, the FOMC has lowered short-term interest rates by 2.75% in six separate moves. Yield levels on long-term Treasury securities have risen since the beginning of the year. This shift reflects bond investor expectations that a recession will be averted and a recovery is on the horizon. It appears stock market investors are most concerned with the length and depth of the economic and corporate profit slowdown. Although the FOMC has been aggressive in lowering short-term rates, inflation does not appear to be a concern.

/s/David J. Schnarsky

David J. Schnarsky
Portfolio Manager

/s/Gregory R. Anderson

Gregory R. Anderson
Portfolio Manager

Value of a $10,000 Investment
[MOUNTAIN CHART OMITTED HERE]

      Date   Balanced Portfolio         S&P 500 Value     Lehm. Bros. Aggr.
                    Value                                     Bond Value
   06/14/95        10,000.00             10,000.00            10,000.00
   06/30/95        10,107.03             10,162.74             9,987.90
   07/31/95        10,295.35             10,499.74             9,965.62
   08/31/95        10,350.66             10,526.09            10,085.80
   09/30/95        10,634.88             10,970.29            10,184.04
   10/31/95        10,678.32             10,931.13            10,316.43
   11/30/95        10,977.44             11,411.00            10,470.97
   12/31/95        11,145.53             11,630.78            10,617.98
   01/31/96        11,378.40             12,026.69            10,688.38
   02/29/96        11,372.13             12,138.18            10,502.62
   03/31/96        11,393.63             12,255.07            10,429.62
   04/30/96        11,465.65             12,435.71            10,371.01
   05/31/96        11,618.25             12,756.43            10,349.95
   06/30/96        11,695.00             12,805.03            10,488.95
   07/31/96        11,429.30             12,239.30            10,517.69
   08/31/96        11,549.92             12,497.43            10,500.13
   09/30/96        11,983.70             13,200.78            10,682.94
   10/31/96        12,261.69             13,564.86            10,919.67
   11/30/96        12,803.24             14,590.23            11,106.72
   12/31/96        12,666.29             14,301.20            11,003.43
   01/31/97        13,111.18             15,194.74            11,037.10
   02/28/97        13,183.24             15,313.86            11,064.47
   03/31/97        12,848.42             14,684.62            10,941.88
   04/30/97        13,336.77             15,561.29            11,105.79
   05/31/97        13,820.06             16,508.66            11,210.74
   06/30/97        14,225.12             17,248.25            11,343.81
   07/31/97        14,998.94             18,620.69            11,649.53
   08/31/97        14,480.11             17,577.56            11,550.27
   09/30/97        15,001.28             18,540.28            11,720.64
   10/31/97        14,803.71             17,921.04            11,890.71
   11/30/97        15,171.11             18,750.60            11,945.40
   12/31/97        15,415.64             19,072.55            12,065.57
   01/31/98        15,583.41             19,283.49            12,220.50
   02/28/98        16,189.40             20,674.22            12,211.33
   03/31/98        16,667.14             21,732.94            12,253.34
   04/30/98        16,799.21             21,951.58            12,317.30
   05/31/98        16,703.72             21,574.23            12,434.07
   06/30/98        17,130.67             22,450.58            12,539.51
   07/31/98        17,040.96             22,211.48            12,566.09
   08/31/98        15,800.38             19,000.14            12,770.67
   09/30/98        16,475.90             20,217.29            13,069.63
   10/31/98        17,193.64             21,861.77            13,000.62
   11/30/98        17,790.79             23,186.81            13,074.21
   12/31/98        18,386.59             24,522.83            13,113.56
   01/31/99        18,841.63             25,548.38            13,207.19
   02/28/99        18,405.37             24,754.33            12,976.59
   03/31/99        18,839.99             25,744.75            13,048.61
   04/30/99        19,256.22             26,741.85            13,089.98
   05/31/99        18,938.07             26,110.47            12,975.31
   06/30/99        19,494.89             27,559.60            12,933.92
   07/31/99        19,146.09             26,699.19            12,878.95
   08/31/99        19,108.47             26,567.03            12,872.38
   09/30/99        18,907.78             25,838.83            13,021.70
   10/31/99        19,586.44             27,473.91            13,069.75
   11/30/99        19,810.64             28,032.45            13,068.83
   12/31/99        20,408.99             29,683.57            13,005.84
   01/31/00        19,822.46             28,192.26            12,963.31
   02/29/00        19,712.83             27,658.58            13,120.04
   03/31/00        20,815.36             30,364.42            13,292.83
   04/30/00        20,522.18             29,450.76            13,254.95
   05/31/00        20,291.45             28,846.43            13,248.85
   06/30/00        20,710.20             29,557.49            13,524.42
   07/31/00        20,603.65             29,095.51            13,647.23
   08/31/00        21,415.80             30,902.63            13,845.11
   09/30/00        20,847.23             29,271.28            13,932.20
   10/31/00        20,844.15             29,147.46            14,024.29
   11/30/00        20,075.12             26,849.48            14,253.73
   12/31/00        20,272.93             26,980.77            14,518.13
   01/31/01        20,834.44             27,938.05            14,755.50
   02/28/01        19,850.19             25,390.66            14,884.02
   03/30/01        19,177.89             23,782.16            14,958.74
   04/30/01        19,978.01             25,630.27            14,896.66
   05/31/01        20,088.35             25,801.99            14,986.64
   06/30/01        19,829.04             25,173.97            15,043.14
------------------------------------------------------------------------------

                        Average Annual Total Returns/1/
                              As of June 29, 2001
                                                                                                   From            Inception
                                                  Year-To-Date       1-Year          5-Year        Inception       Date
-----------------------------------------------------------------------------------------------------------------------------------
Fund Portfolio/2/                                    (2.19)%        (4.25)%          11.14%        11.99%           6/14/95
Deferred Variable Annuity Subaccount/3/              (2.80)%        (5.44)%           9.76%        10.58%           6/15/95
SEC Deferred Variable Annuity Subaccount/3/          (8.92)%       (11.40)%           9.16%        10.42%           6/15/95
Single Premium Immediate Variable
Annuity Subaccount/4/                                (2.80)%        (5.44)%             N/A         0.59%            8/2/99
Variable Universal Life Subaccount/5/                (5.72)%        (8.29)%             N/A         3.17%           5/15/98

            Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect a 0.35% maximum annual deduction for management fees and other expenses.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect all fees and expenses of the Fund Portfolio not reimbursed by AAL, the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

High Yield Bond Portfolio

The first half of 2001 was a volatile period for the high-yield market, as a strong January rally gave way to poor performance in the second quarter. Despite the increased volatility, high-yield bonds outperformed both investment-grade bonds and equities during the first half of 2001. The Merrill Lynch High Yield Master Index return was 4.87% compared to 3.62% for the Lehman Aggregate Bond Index and a negative 6.70% for the S&P 500®. Strong investor inflows and aggressive Federal Reserve easing, helped the broader high-yield market and reversed the trend in 2000. The market’s largest industry, telecom, experienced dramatic underperformance as restricted access to capital resulted in liquidity concerns for many of these companies.

For the six months ending June 29, 2001, the Portfolio posted a total return of negative 0.24% versus 1.81% for the Lipper Variable Products High Yield Bond Peer Group median and 4.87% for the Merrill Lynch High Yield Master Index. The Portfolio’s higher average credit quality and underweight of B rated issues was a positive for returns as Bs significantly underperformed BBs during the first half of 2001. An overweight to the telecom sector detracted from results as this was the market’s worst performing sector. The Portfolio was also positioned to benefit from a slowing in the U.S. economy. An underweight to the consumer cyclicals sector hindered performance as the consumer continued to spend in excess of personal income. Overall security selection in the Portfolio was positive. Despite an increase in the market’s default rate to over 9%, the Portfolio experienced only one default with the issuer World Wide Fiber, Inc., totaling 1% on a par weighted basis. (Please see the Schedule of Investments for more information about the Portfolio’s holdings.)

We continue to position the Portfolio for a slowing U.S. economy and an accommodative Fed. We will avoid cyclical industries such as retail and basic materials in anticipation of weaker consumer spending. The Portfolio will also retain its exposure to BBB and B rated issues in order to take advantage of relative value opportunities in these quality sectors. Although we feel that the utility sector continues to show strong credit fundamentals, we will remain underweight in this sector as recent strong performance has resulted in limited value for many of these issuers. We will avoid “fallen angels” from investment-grade such as Lucent Technologies, Inc. and Xerox Corporation due to excessive volatility and poor credit fundamentals. While the energy sector has performed well this year, exposure may be reduced. The Portfolio’s modest exposure to emerging market debt will be limited to the upper tier countries as we remain cautious about this sector.

/s/Benjamin L. Trosky

Benjamin L. Trosky
Portfolio Manager

High-yield bonds generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, fixed-income securities.

Value of a $10,000 Investment
[MOUNTAIN CHART OMITTED HERE]

     Date     High Yield Bond   Merrill Lynch High
               Portfolio Value Yield Bond Idx Value

   03/02/98      10,000.00        10,000.00
   03/31/98      10,090.00        10,097.10
   04/30/98      10,139.37        10,145.06
   05/31/98      10,168.85        10,215.67
   06/30/98      10,218.87        10,266.24
   07/31/98      10,265.11        10,324.76
   08/31/98       9,538.89         9,879.23
   09/30/98       9,475.07         9,898.99
   10/31/98       9,224.32         9,736.45
   11/30/98       9,710.21        10,179.85
   12/31/98       9,674.88        10,183.21
   01/31/99       9,802.69        10,283.92
   02/28/99       9,645.65        10,205.45
   03/31/99       9,689.70        10,293.42
   04/30/99       9,828.09        10,454.41
   05/31/99       9,668.12        10,381.86
   06/30/99       9,627.66        10,362.34
   07/31/99       9,629.74        10,377.57
   08/31/99       9,488.46        10,272.24
   09/30/99       9,328.23        10,232.80
   10/31/99       9,078.84        10,172.93
   11/30/99       9,155.37        10,289.31
   12/31/99       9,244.66        10,343.33
   01/31/00       9,228.82        10,292.03
   02/29/00       9,284.36        10,300.88
   03/31/00       9,126.00        10,156.87
   04/30/00       9,147.25        10,160.43
   05/31/00       9,014.97        10,048.56
   06/30/00       9,171.22        10,220.59
   07/31/00       9,100.09        10,294.28
   08/31/00       9,247.39        10,419.98
   09/30/00       9,168.70        10,359.12
   10/31/00       9,004.83        10,055.19
   11/30/00       8,788.13         9,740.16
   12/31/00       9,109.36         9,951.42
   01/31/01       9,521.06        10,544.83
   02/28/01       9,562.54        10,711.33
   03/30/01       9,407.22        10,569.62
   04/30/01       9,301.13        10,454.20
   05/31/01       9,351.77        10,655.34
   06/30/01       9,087.65        10,435.62
-------------------------------------------------------------------------

                        Average Annual Total Returns/1/
                              As of June 29, 2001
                                                                                                 From              Inception
                                                                Year-To-Date       1-Year        Inception         Date
----------------------------------------------------------------------------------------------------------------------------------
Fund Portfolio/2/                                                   (0.24)%        (0.91)%        (2.83)%           3/2/98
Deferred Variable Annuity Subaccount/3/                             (0.86)%        (2.14)%        (4.04)%           3/3/98
SEC Deferred Variable Annuity Subaccount/3/                         (7.10)%        (8.30)%        (5.09)%           3/3/98
Single Premium Immediate Variable Annuity Subaccount/4/             (0.86)%        (2.14)%        (4.19)%           8/2/99
Variable Universal Life Subaccount/5/                               (3.83)%        (5.07)%        (5.62)%          5/15/98

            Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.40% maximum annual management fee, but do not reflect Fund Portfolio expenses which are voluntarily paid or reimbursed by AAL Capital Management Corporation (AALCMC).
 Without the payment and reimbursement of expenses by AALCMC, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.40% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.40% management fee of the Fund
 Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.40% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Bond Index Fund

The economy continued to weaken during the first half of 2001. The Federal Open Market Committee (FOMC) began an aggressive easing campaign at the beginning of the year, lowering short-term rates by 2.75% in six separate moves. As of mid year, the economic slump has not fully run its course but there is growing optimism in the financial markets for an FOMC fueled recovery beginning late in the year or early 2002.

The AAL Bond Index Portfolio performance was slightly below that of the Lehman Aggregate Bond Index for the first half of the year. The Portfolio after expenses returned 3.36% versus a return of 3.62% for the Index during the first half. Most of the difference in return is attributed to expenses as the Portfolio returned 3.54% gross of expenses. For the last twelve months, the Portfolio returned 11.10% after expenses versus a return of 11.23% for the Index.

All sectors of the investment-grade bond market produced positive returns as the yield curve steepened dramatically. Short-term Treasury yields benefited the most from the aggressive FOMC easing. Since the beginning of the year, yields on two-year U.S. Treasury Notes fell 0.85% to 4.24%, while five-year Treasury yields declined by 0.03% to 4.88%. Yields on 10-year and 30-year U.S. Treasuries increased by 0.30% during the first half. The yield curve shift reflects bond investor expectations that a recession will be averted and a recovery is on the horizon. Corporate bonds led all sectors of the investment grade bond market in return over the first six months of the year. Within the corporate bond sector, industrial bonds earned the highest returns. U.S. Treasury securities lagged all sectors of the investment grade bond market with long maturity Treasury securities producing the lowest returns.

The objective of the AAL Bond Index Portfolio is to achieve investment results that approximate the total return of the Lehman Aggregate Bond Index by investing primarily in investment grade bonds and other debt securities included in the Index. The Portfolio invests in a well-diversified sample of securities that replicate the key characteristics (sector weightings, maturity, credit quality distributions, yield curve exposure, and coupon rates) of the Index. To enhance performance versus the Index, we select securities in each sector that offer the best return potential relative to their risk. To minimize performance tracking in the investment grade corporate bond sector, the Portfolio maintains adequate exposure to a well-diversified sample of the largest corporate issuers in the Index.

The Federal Reserve has been aggressive in lowering short-term rates in response to weakening economic fundamentals and the consensus view is that the Federal Reserve’s actions may provide the stimulus for an economic recovery. I feel inflation is well contained and not a threat in the near term.

/s/Gregory R. Anderson

Gregory R. Anderson
Portfolio Manager

Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the bonds in their respective indexes.

Value of a $10,000 Investment
[MOUNTAIN CHART OMITTED HERE]

       Date       Bond Portfolio     Lehm. Bros. Aggr.
                       Value             Bond Value
   06/14/95         10,000.00            10,000.00
   06/30/95          9,988.08             9,987.90
   07/31/95          9,956.09             9,965.62
   08/31/95         10,072.09            10,085.80
   09/30/95         10,163.54            10,184.04
   10/31/95         10,308.20            10,316.43
   11/30/95         10,446.62            10,470.97
   12/31/95         10,580.52            10,617.98
   01/31/96         10,651.98            10,688.38
   02/29/96         10,462.80            10,502.62
   03/31/96         10,387.77            10,429.62
   04/30/96         10,328.89            10,371.01
   05/31/96         10,308.68            10,349.95
   06/30/96         10,426.74            10,488.95
   07/31/96         10,453.57            10,517.69
   08/31/96         10,424.33            10,500.13
   09/30/96         10,608.61            10,682.94
   10/31/96         10,833.05            10,919.67
   11/30/96         10,974.73            11,106.72
   12/31/96         10,908.68            11,003.43
   01/31/97         10,944.17            11,037.10
   02/28/97         10,957.47            11,064.47
   03/31/97         10,845.05            10,941.88
   04/30/97         11,001.88            11,105.79
   05/31/97         11,095.53            11,210.74
   06/30/97         11,232.46            11,343.81
   07/31/97         11,526.14            11,649.53
   08/31/97         11,424.16            11,550.27
   09/30/97         11,590.91            11,720.64
   10/31/97         11,758.65            11,890.71
   11/30/97         11,811.04            11,945.40
   12/31/97         11,930.41            12,065.57
   01/31/98         12,083.33            12,220.50
   02/28/98         12,075.12            12,211.33
   03/31/98         12,118.00            12,253.34
   04/30/98         12,170.91            12,317.30
   05/31/98         12,277.80            12,434.07
   06/30/98         12,397.27            12,539.51
   07/31/98         12,414.25            12,566.09
   08/31/98         12,657.04            12,770.67
   09/30/98         12,945.37            13,069.63
   10/31/98         12,871.23            13,000.62
   11/30/98         12,917.30            13,074.21
   12/31/98         12,954.60            13,113.56
   01/31/99         13,025.93            13,207.19
   02/28/99         12,799.95            12,976.59
   03/31/99         12,869.38            13,048.61
   04/30/99         12,895.65            13,089.98
   05/31/99         12,751.52            12,975.31
   06/30/99         12,709.60            12,933.92
   07/31/99         12,670.80            12,878.95
   08/31/99         12,661.59            12,872.38
   09/30/99         12,816.84            13,021.70
   10/31/99         12,846.01            13,069.75
   11/30/99         12,840.89            13,068.83
   12/31/99         12,779.85            13,005.84
   01/31/00         12,725.13            12,963.31
   02/29/00         12,865.79            13,120.04
   03/31/00         13,032.82            13,292.83
   04/30/00         13,004.46            13,254.95
   05/31/00         12,987.11            13,248.85
   06/30/00         13,251.31            13,524.42
   07/31/00         13,360.01            13,647.23
   08/31/00         13,563.64            13,845.11
   09/30/00         13,662.56            13,932.20
   10/31/00         13,739.39            14,024.29
   11/30/00         13,981.57            14,253.73
   12/31/00         14,243.19            14,518.13
   01/31/01         14,541.98            14,755.50
   02/28/01         14,672.11            14,884.02
   03/30/01         14,672.18            14,958.74
   04/30/01         14,598.60            14,896.66
   05/31/01         14,665.70            14,986.64
   06/30/01         14,722.41            15,043.14
--------------------------------------------------------------------

                        Average Annual Total Returns/1/
                              As of June 29, 2001
                                                                                               From           Inception
                                                   Year-To-Date       1-Year       5-Year      Inception      Date
------------------------------------------------------------------------------------------------------------------------------
Fund Portfolio/2/                                      3.36%           11.10%       7.14%        6.61%        6/14/95
Deferred Variable Annuity Subaccount/3/                2.72%            9.73%       5.81%        5.32%        6/15/95
SEC Deferred Variable Annuity Subaccount/3/           (3.75)%           2.81%       5.23%        5.16%        6/15/95
Single Premium Immediate Variable
Annuity Subaccount/4/                                  2.72%            9.73%         N/A        6.83%         8/2/99
Variable Universal Life Subaccount/5/                 (0.35)%           6.46%         N/A        3.89%        5/15/98

            Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

/2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Fund Portfolio expenses, which are voluntarily paid or reimbursed by AAL Capital Management Corporation (AALCMC)
 . Without the payment and reimbursement of expenses by AALCMC, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.35% management fee of the Fund
 Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. VUL returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

Money Market Portfolio

The AAL Money Market Portfolio performed well during the first half of 2001. Net of expenses, the AAL Money Market Portfolio generated a 2.41% return. The Portfolio has been a solid performer as is evidenced by its three-year annualized return (net of expenses) of 5.40%.

The AAL Money Market Portfolio invests in commercial paper issued by highly rated companies. All issuers in the Portfolio are monitored regularly to ensure safety of principal. We engage in extensive financial analysis on each issuer before adding its securities to the Portfolio, and continually monitor the issuer thereafter. Our analysis includes investigating and considering the issuer’s profitability, leverage and liquidity. Issuers deemed appropriate for the Portfolio are placed on an “approved list” from which investments can be made. We will purchase securities only from the issuers on the approved list.

During the first half of 2001, the Federal Reserve cut its Target Rate to 3.75% from 6.00%. As such, the discount yield offered by the commercial paper that the Portfolio invests in has also declined. At its last meeting in June of 2001, the Fed left its bias at weakness, as economic data continues to recover slowly. However, further reductions in the target rate are expected to be minimal. The aggressive rate cuts, coupled with the Federal Tax Rebates are expected to buoy the economy during the later portion of 2001 and early 2002.

/s/Alan D. Onstad

Alan D. Onstad
Portfolio Manager

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

                        Average Annual Total Returns/1/
                               As of June 29, 2001
                                                                                             From         Inception
                                                  Year-To-Date       1-Year      5-Year      Inception      Date
-----------------------------------------------------------------------------------------------------------------------------
Fund Portfolio/2/                                      2.41%         5.67%        5.37%        5.38%       6/14/95
Deferred Variable Annuity Subaccount/3/                1.77%         4.36%        4.07%        4.08%       6/15/95
SEC Deferred Variable Annuity Subaccount/3/           (4.64)%       (2.21)%       3.50%        3.92%       6/15/95
Single Premium Immediate Variable
Annuity Subaccount/4/                                  1.77%         4.36%          N/A        4.35%        8/2/99
Variable Universal Life Subaccount/5/                 (1.28)%        1.24%          N/A        3.11%       5/15/98

Fund & Subaccount Yields/6/                                       7-Day Current              30-Day
Fund Portfolio Yields                                                 3.57%                  3.66%
Deferred Variable Annuity Subaccount Yields                           2.32%                  2.41%
Single Premium Immediate Variable Annuity Subaccount Yields           2.32%                  2.41%
Variable Universal Life Subaccount Yields/7/                          2.82%                  2.92%

            Past performance is not an indication of future results.

/1/ Total Returns - Total returns and unit values are subject to fluctuation. Accumulation units, when redeemed, may be worth more or less than their original value. Periods less than one year are not annualized. Total return calculations assume a $10,000 initial investment.

 /2/ Fund Portfolio - Average annual total returns reflect reinvestment of all dividends and capital gain distributions, but do not reflect separate account expenses or charges; however, total returns reflect the deduction of a 0.35% maximum annual management fee, but do not reflect Fund Portfolio expenses, which are voluntarily paid or reimbursed by AAL Capital Management Corporation (AALCMC)
 . Without the payment and reimbursement of expenses by AALCMC, which can be changed on a 30-days' notice, these total returns would have been lower.

/3/ Deferred Variable Annuity Subaccount - Deferred Variable Annuity returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 1.25% mortality and expense risk charge.  The SEC Deferred Variable Annuity Subaccount total returns also reflect the maximum surrender charge of 7% for the first contract year, declining by 1% each year through the seventh, not to exceed
 7.5% of total gross premiums paid.

/4/ Single Premium Immediate Variable Annuity (SPIVA) Subaccount - SPIVA returns reflect the 0.35% management fee of the Fund
 Portfolio and the deduction of a 1.25% mortality and expense risk charge.  For more information on how Subaccount performance affects the amount of a periodic annuity payment, please refer to the account prospectus.

/5/ Variable Universal Life (VUL) Subaccount - VUL returns reflect the 0.35% management fee of the Fund Portfolio and the deduction of a 0.75% mortality and expense risk charge, a $4.00 monthly administrative charge, and a 3% premium charge. Life returns do not reflect deductions for cost of insurance charges, surrender charges (for certificates surrendered or decreased within the first 10 years after issue or increase in coverage) or other charges and expenses related to the certificate's insurance coverage; hence, the total return on a certificate's cash value would be significantly lower than the performance quoted above.

/6/ Fund & Subaccount Yields - Yield is a measure of the net investment income earned over a specific period, expressed as a percentage of the value of the Fund Portfolio or Subaccount.  For Subaccount yields, net investment income is reduced by the applicable mortality and expense risk charge. Yield is an annualized figure which assumes that the Fund/Subaccount generates the same level of net income over a given period.  For the Money Market Fund Portfolio and Variable Annuity Subaccounts, yield is a better representation of current earnings than is the total return quotation.

/7/ Variable Universal Life Yields - VUL yields reflect the change in the accumulated unit value less a deduction for mortality and expense risk charges for 7-day and 30-day periods ended June 29, 2001.  VUL yields do not reflect any other charges or deductions related to the certificate's insurance coverage; had these charges been included, the quoted yields would have been significantly lower.

                                                    AAL Technology Stock Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.
---------------------------------------------------------------------------------------------------------------------------------------
Capital Goods (1.1%)
---------------------------------------------------------------------------------------------------------------------------------------
    1,500   Jabil Circuit, Inc.*                      $46,290
    1,200   Plexus Corporation*                        39,600
            Total Capital Goods                        85,890
---------------------------------------------------------------------------------------------------------------------------------------

Communication Services (2.8%)
---------------------------------------------------------------------------------------------------------------------------------------
    1,300   BellSouth Corporation                     52,351
    3,200   Global Crossing, Ltd.*                    27,648
    4,100   Powerwave Technologies, Inc.*             59,450
    1,400   Verizon Communications, Inc.              74,900
            Total Communication Services              214,349
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (1.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,100  Gemstar-TV Guide International, Inc.*     136,400
            Total Consumer Cyclicals                  136,400
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (7.9%)
---------------------------------------------------------------------------------------------------------------------------------------
    8,200   AOL Time Warner, Inc.*                    434,600
     2,600  Comcast Corporation*                      112,840
     1,600  Pixar Animation Studios*                   65,280
            Total Consumer Staples                    612,720
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (4.3%)
---------------------------------------------------------------------------------------------------------------------------------------
    1,200   Cephalon, Inc.*                           84,600
    2,200   Digene Corporation*                       89,760
    1,800   InterMune, Inc.*                          64,116
    1,100   Protein Design Labs, Inc.*                95,436
            Total Health Care                         333,912
---------------------------------------------------------------------------------------------------------------------------------------

Technology (77.8%)
---------------------------------------------------------------------------------------------------------------------------------------
    5,300   ADC Telecommunications, Inc.*             34,980
    8,100   Agere Systems, Inc.*                      60,750
    2,400   Agile Software Corporation*               40,800
    1,900   Analog Devices, Inc.*                     82,175
    1,700   Applied Materials, Inc.*                  83,470
    1,500   Applied Micro Circuits Corporation*       25,800
    1,800   BEA Systems, Inc.*                        55,278
    1,700   Brocade Communications
            Systems, Inc.*                            74,783
    1,700   Brooks Automation, Inc.*                  78,370
    1,300   CIENA Corporation*                        49,400
    5,400   Cirrus Logic, Inc.*                      124,362
   10,900   Cisco Systems, Inc.*                     198,380
    4,200   CNET Networks, Inc.*                      54,600
    4,800   Compaq Computer Corporation               74,352
      700   Concord EFS, Inc.*                        36,407
    2,300   Corning, Inc.                             38,433
    6,000   Dell Computer Corporation*               155,700
      900   eBay, Inc.*                               61,641
    1,700   Electronic Arts, Inc.*                    98,430
    3,600   EMC Corporation*                         104,580
    1,900   Extreme Networks, Inc.*                   56,050
    1,100   First Data Corporation                    70,675
    4,400   GlobeSpan, Inc.*                          64,240
    4,700   Homestore.com, Inc.*                     164,312
    2,700   Integrated Device Technology, Inc.*       85,563
    6,700   Intel Corporation                        195,975
    2,600   International Business Machines
            Corporation                              293,800
    1,200   Internet Security Systems, Inc.*          58,272
    4,500   Intersil Corporation*                    163,800
   18,400   InterTrust Technologies Corporation*      22,080
    2,600   Interwoven, Inc.*                         43,940
    2,800   Intuit, Inc.*                            111,972
    2,700   JDS Uniphase Corporation*                 34,425
    1,500   Juniper Networks, Inc.*                   46,650
    1,000   Linear Technology Corporation             44,220
    2,100   Macrovision Corporation*                 143,850
    3,150   MatrixOne, Inc.*                          73,049
    1,000   Mercury Interactive Corporation*          59,900
    2,000   Micromuse, Inc.*                          55,980
    1,700   Micron Technology, Inc.*                  69,870
    7,700   Microsoft Corporation*                   559,020
    6,100   Motorola, Inc.                           101,016
    2,200   Netegrity, Inc.*                          66,000
    3,000   Nokia Corporation ADR                     66,120
    7,300   Nortel Networks Corporation               66,357
    1,800   Novellus Systems, Inc.*                  102,222
    2,000   NVIDIA Corporation*                      185,500
    2,900   Openwave Systems, Inc.*                  100,630
    6,600   Oracle Corporation*                      125,400
    6,900   Parametric Technology Corporation*        96,531
      900   PeopleSoft, Inc.*                         44,307
    2,500   PerkinElmer, Inc.                         68,825
    1,000   PMC-Sierra, Inc.*                         31,070
      700   Precise Software Solutions, Ltd.*         21,490
    1,700   QLogic Corporation*                      109,565
    2,100   QUALCOMM, Inc.*                          122,808
    3,600   RealNetworks, Inc.*                       42,300
    2,400   Research in Motion, Ltd.*                 77,400
    1,300   Siebel Systems, Inc.*                     60,970
    1,300   STMicroelectronics NV                     44,200
    4,900   Sun Microsystems, Inc.*                   77,028
    4,700   Texas Instruments, Inc.                  148,050
    2,100   VeriSign, Inc.*                          126,021
    1,400   VERITAS Software Corporation*             93,142
    1,700   Vitesse Semiconductor Corporation*        35,768
    1,800   Xilinx, Inc.*                             74,232
    1,700   Yahoo!, Inc.*                             33,983
            Total Technology                        6,071,269
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $7,313,164)                 7,454,540
---------------------------------------------------------------------------------------------------------------------------------------

  Principal         Short-Term                                                      Interest          Maturity       Market
  Amount            Investments (3.5%)                                               Rate/1/            Date          Value
---------------------------------------------------------------------------------------------------------------------------------------

 $271,000           General Electric Capital Corporation                             3.790%          7/3/2001       $270,914

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Investments
                                                              (amortized cost basis $270,914)                         270,914
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (99.1%)
                                                              (amortized cost basis $7,584,078)                    7,725,454
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Assets, Less Liabilities (0.9%)                   73,456
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Net Assets (100.0%)                                 $7,798,910

*Non-income producing security

/1/The interest rate reflects the discount rate at the date of purchase.

                                      See page 139 for a complete discussion of investment terms.

                                                    AAL Aggressive Growth Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Capital Goods (3.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,140  Boeing Company                            $63,384
     4,200  Flextronics International, Ltd.*          109,662
     4,315  Symbol Technologies, Inc.                  95,793
            Total Capital Goods                       268,839
---------------------------------------------------------------------------------------------------------------------------------------

Communication Services (6.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,975  America Movil SA de CV
            Class L ADR                                41,198
     3,725  AT&T Wireless Group*                       60,904
    12,000  China Mobile, Ltd.*                        63,388
       360  China Mobile, Ltd. ADR*                     9,644
     5,600  China Unicom, Ltd. ADR*                    99,120
         8  NTT DoCoMo, Inc.                          139,197
     2,280  Qwest Communications
            International, Inc.                        72,664
            Total Communication Services              486,115
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (1.2%)
---------------------------------------------------------------------------------------------------------------------------------------
        30  Tiffany & Company                           1,086
     1,470  TMP Worldwide, Inc.*                       86,892
            Total Consumer Cyclicals                   87,978
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (23.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,385  Anheuser-Busch Companies, Inc              57,062
     8,020  AOL Time Warner, Inc.*                    425,060
     3,190  Cablevision Systems Corporation*          186,615
     1,610  Cardinal Health, Inc.                     111,090
     4,170  Charter Communications, Inc.*              97,369
     6,460  Comcast Corporation*                      280,364
     2,070  Cox Communications, Inc.*                  91,701
    16,580  Liberty Media Group*                      289,984
     2,015  McKesson HBOC, Inc.                        74,797
     1,475  Rainbow Media Group*                       38,055
       630  Viacom, Inc., Class B*                     32,603
            Total Consumer Staples                  1,684,700
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Energy (2.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,535  Anadarko Petroleum Corporation             82,936
     3,500  Petroleo Brasileiro SA -
            Petrobras ADR                              91,000
            Total Energy                              173,936
---------------------------------------------------------------------------------------------------------------------------------------

Financials (6.1%)
---------------------------------------------------------------------------------------------------------------------------------------
        10  Berkshire Hathaway, Inc., Class B*         23,000
     3,325  Citigroup, Inc.                           175,693
     6,450  E*TRADE Group, Inc.*                       41,603
       605  Fifth Third Bancorp                        36,330
       730  Goldman Sachs Group, Inc.                  62,634
     2,165  J.P. Morgan Chase & Company                96,559
            Total Financials                          435,819
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (10.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,205  Bristol-Myers Squibb Company               63,022
     2,650  Guidant Corporation*                       95,400
     3,690  HCA - The Healthcare Company              166,751
     1,000  IVAX Corporation*                          39,000
       970  Laboratory Corporation of America
            Holdings*                                  74,593
     5,440  Pfizer, Inc.                              217,872
     1,755  Tenet Healthcare Corporation*              90,540
        80  UnitedHealth Group, Inc.                    4,940
            Total Health Care                         752,118
---------------------------------------------------------------------------------------------------------------------------------------

Technology (22.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     5,200  Amazon.com, Inc.*                          73,580
     5,065  Analog Devices, Inc.*                     219,061
       630  Applied Materials, Inc.*                   30,933
     3,295  ASM Lithography Holding NV ADR*            73,314
     1,515  Brocade Communications
            Systems, Inc.*                             66,645
     2,835  Celestica, Inc.*                          146,003
       760  eBay, Inc.*                                52,052
     1,815  Electronic Arts, Inc.*                    105,089
     2,950  i2 Technologies, Inc.*                     58,410
     1,620  Juniper Networks, Inc.*                    50,382
     1,050  Maxim Integrated Products, Inc.*           46,421
    16,390  Nokia Corporation                         371,453
     2,025  Nokia Corporation ADR                      44,631
     1,835  ONI Systems Corporation*                   51,196
     3,565  Openwave Systems, Inc.*                   123,705
       750  VeriSign, Inc.*                            45,008
     2,215  Waters Corporation*                        61,156
            Total Technology                        1,619,039
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (3.9%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,125   Dominion Resources, Inc.                  67,646
     1,230  El Paso Energy Corporation                 64,624
     2,995  Enron Corporation                         146,755
            Total Utilities                           279,025
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $5,997,640)                 5,787,569
---------------------------------------------------------------------------------------------------------------------------------------

  Principal         Short-Term                                                      Interest          Maturity       Market
  Amount            Investments (18.1%)                                              Rate/1/            Date          Value
---------------------------------------------------------------------------------------------------------------------------------------

$1,300,000          Federal Home Loan Mortgage Corporation
                    Discount Notes                                                    3.940%          7/2/2001     $1,299,715

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Investments
                                                              (amortized cost basis $1,299,715)                     1,299,715
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (98.6%)
                                                              (amortized cost basis $7,297,355)                    7,087,284
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Assets, Less Liabilities (1.4%)                   97,876
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Net Assets (100.0%)                                 $7,185,160
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

                                      See page 139 for a complete discussion of investment terms.

                                                     AAL Small Cap Stock Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.
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Basic Materials (2.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,300  Cambrex Corporation                      $116,334
     3,700  Delta and Pine Land Company                72,705
    11,600  PolyOne Corporation                       120,756
     1,100  Stillwater Mining Company*                 32,175
            Total Basic Materials                     341,970
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Capital Goods (12.3%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,000  Alliant Techsystems, Inc.*                 89,900
     7,300  Artesyn Technologies, Inc.*                94,170
     3,400  Astec Industries, Inc.*                    58,650
     1,200  Black Box Corporation*                     80,832
     5,100  Dycom Industries, Inc.*                   116,943
     1,900  EMCOR Group, Inc.*                         68,685
     2,900  Graco, Inc.                                95,700
     1,200  Harman International Industries, Inc.      45,708
     1,000  IDEX Corporation                           34,000
     2,900  Nordson Corporation                        67,599
     1,500  Oshkosh Truck Corporation                  66,375
     8,700  Pemstar, Inc.*                            127,716
     3,000  Pentair, Inc.                             101,400
     1,300  Plexus Corporation*                        42,900
     3,100  Power-One, Inc.*                           51,584
     1,600  Regal-Beloit Corporation                   33,280
     1,400  Shaw Group, Inc.*                          56,140
     2,500  Stewart & Stevenson Services, Inc.         82,500
     2,600  Teledyne Technologies, Inc.*               39,520
     1,600  Woodward Governor Company                 134,960
            Total Capital Goods                     1,488,562
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Communication Services (0.5%)
---------------------------------------------------------------------------------------------------------------------------------------
    4,400   Powerwave Technologies, Inc.*              63,800
            Total Communication Services               63,800
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Consumer Cyclicals (17.6%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,700  99 CENTS Only Stores*                      50,915
     6,200  Acxiom Corporation*                        81,158
     1,000  Cerner Corporation*                        42,000
     1,900  Ethan Allen Interiors, Inc.                61,750
     4,600  Fossil, Inc.*                              95,450
     3,500  Furniture Brands International, Inc.*      98,000
    23,100  Hasbro, Inc.                              333,795
     2,400  Insight Enterprises, Inc.*                 58,800
     4,600  JAKKS Pacific, Inc.*                       86,020
     3,100  Lands' End, Inc.*                         124,465
     1,500  Linens 'n Things, Inc.*                    40,980
     1,400  M.D.C. Holdings, Inc.                      49,560
    12,200  Management Network Group, Inc.*            74,420
     9,800  Meade Instruments Corporation*             65,954
     1,800  Michaels Stores, Inc.*                     73,800
     5,000  Nautica Enterprises, Inc.*                102,150
     2,300  O'Reilly Automotive, Inc.*                 66,010
     2,200  OshKosh B'Gosh, Inc.                       73,150
     3,000  Pier 1 Imports, Inc.                       34,500
     6,900  Ross Stores, Inc.                         165,255
    11,500  ShopKo Stores, Inc.*                       83,720
     1,000  Toll Brothers, Inc.*                       39,310
     7,700  Tommy Hilfiger Corporation*               107,800
     3,400  Ventiv Health, Inc.*                       70,176
     1,900  Zale Corporation*                          64,030
            Total Consumer Cyclicals                2,143,168
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Consumer Staples (11.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,000  Administaff, Inc.*                         26,000
     3,300  Applebee's International, Inc.            105,600
     3,300  Banta Corporation                          96,690
       900  CEC Entertainment, Inc.*                   44,415
     3,400  Consolidated Graphics, Inc.*               57,800
     3,900  Constellation Brands, Inc.*               159,900
     2,100  Dreyer's Grand Ice Cream, Inc.             58,590
     6,200  Elizabeth Arden, Inc.*                    151,342
     2,300  Emmis Communications Corporation*          70,725
     8,300  Hall, Kinion & Associates, Inc.*           66,898
     2,500  Jack in the Box, Inc.*                     65,250
     5,500  John H. Harland Company                   128,150
     2,300  Outback Steakhouse, Inc.*                  66,240
     3,800  Patterson Dental Company*                 114,000
     1,200  Priority Healthcare Corporation*           33,936
     2,600  Radio One, Inc.*                           59,800
     3,200  Tetra Tech, Inc.*                          87,040
     1,300  Whole Foods Market, Inc.*                  35,230
            Total Consumer Staples                  1,427,606
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Energy (4.3%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,700  Cabot Oil & Gas Corporation                41,480
     1,500  Chieftain International, Inc.*             43,110
     3,200  Energy Partners, Ltd.*                     42,912
     3,500  Key Energy Services, Inc.*                 37,940
     1,500  Louis Dreyfus Natural Gas
            Corporation*                               52,275
     1,200  Newfield Exploration Company*              38,472
     2,100  Precision Drilling Corporation*            65,604
     2,000  Pride International, Inc.*                 38,000
       900  Stone Energy Corporation*                  39,870
     1,600  TETRA Technologies, Inc.*                  39,120
     2,100  Vintage Petroleum, Inc.                    39,270
     3,450  XTO Energy, Inc.                           49,508
            Total Energy                              527,561
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Financials (11.9%)
---------------------------------------------------------------------------------------------------------------------------------------
       400  Affiliated Managers Group, Inc.*           24,600
     4,600  Annuity and Life Re (Holdings), Ltd.      164,450
     1,800  BOK Financial Corporation*                 48,420
     1,100  Commerce Bancorp, Inc.                     77,110
     4,900  Commercial Federal Corporation            113,190
     3,100  Community First Bankshares, Inc.           71,300
     1,700  Cullen/Frost Bankers, Inc.                 57,545
     1,200  Downey Financial Corporation               56,712
     2,900  Fidelity National Financial, Inc.          71,253
     3,600  HCC Insurance Holdings, Inc.               88,200
     4,300  Hudson United Bancorp                     109,650
     5,000  IPC Holdings, Ltd.*                       118,300
     2,700  Raymond James Financial, Inc.              82,620
     6,000  Riggs National Corporation                101,940
     3,700  Tucker Anthony Sutro                       81,400
     9,200  Vesta Insurance Group, Inc.               100,740
     3,400  Washington Federal, Inc.                   83,368
            Total Financials                        1,450,798
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Health Care (9.9%)
---------------------------------------------------------------------------------------------------------------------------------------
       900  AdvancePCS, Inc.*                          57,645
     1,600  Alpharma, Inc.                             43,600
     3,000  American Medical Systems
            Holdings, Inc.*                            46,050
     1,300  Cephalon, Inc.*                            91,650
       900  D&K Healthcare Resources, Inc.             33,165
     3,900  Hooper Holmes, Inc.                        39,975
     1,500  InterMune, Inc.*                           53,430
     1,500  Invacare Corporation                       57,945
     3,100  Luminex Corporation*                       61,969
       900  Medicis Pharmaceutical Corporation*        47,700
     4,300  Omnicare, Inc.                             86,860
     1,700  Orthodontic Centers of America, Inc.*      51,663
     1,600  Pharmaceutical Product
            Development, Inc.*                         48,816
     1,100  Regeneron Pharmaceuticals, Inc.*           38,115
     2,500  Respironics, Inc.*                         74,400
     2,900  STERIS Corporation*                        58,145
     1,600  Syncor International Corporation*          49,600
     2,500  TECHNE Corporation*                        81,250
     1,900  Universal Health Services, Inc.*           86,450
     1,300  Varian Medical Systems, Inc.*              92,950
            Total Health Care                       1,201,378
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Technology (16.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,500  Actel Corporation*                         36,825
     3,000  Alliance Semiconductor Corporation*        36,060
     2,400  Alpha Industries, Inc.*                    70,920
     3,400  Anixter International, Inc.*              104,380
     3,000  Axcelis Technologies, Inc.*                44,400
     1,200  Brooks Automation, Inc.*                   55,320
     1,700  CACI International, Inc.*                  79,900
    26,200  CIBER, Inc.*                              248,900
     8,000  Computer Network Technology
            Corporation*                               84,880
     5,800  Credence Systems Corporation*             140,592
    13,100  DMC Stratex Networks, Inc.*               131,000
     1,100  DuPont Photomasks, Inc.*                   53,075
     1,400  FileNET Corporation*                       20,720
     2,700  Fisher Scientific International, Inc.*     78,300
     2,400  Hyperion Solutions Corporation*            36,000
     2,800  IXYS Corporation*                          43,680
     2,300  MatrixOne, Inc.*                           53,337
     1,400  Mercury Computer Systems, Inc.*            61,740
     2,400  Plantronics, Inc.*                         55,560
     4,300  Power Integrations, Inc.*                  67,080
     1,400  RSA Security, Inc.*                        43,330
     3,400  RadiSys Corporation*                       77,690
     1,400  ScanSource, Inc.*                          66,388
     7,400  Somera Communications, Inc.*               52,984
     2,800  Tollgrade Communications, Inc.*            79,800
     3,200  Trimble Navigation, Ltd.*                  62,368
     1,200  Varian Semiconductor Equipment
            Associates, Inc.*                          50,400
     2,500  Verity, Inc.*                              49,875
     1,000  Zebra Technologies Corporation*            49,120
            Total Technology                        2,034,624
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Transportation (2.6%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,000  Atlantic Coast Airlines Holdings, Inc.*    59,980
     4,100  Heartland Express, Inc.*                   93,480
     1,500  SkyWest, Inc.                              42,000
     4,100  USFreightways Corporation                 120,950
            Total Transportation                      316,410
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Utilities (2.8%)
---------------------------------------------------------------------------------------------------------------------------------------
       900  CH Energy Group, Inc.*                     39,555
     1,600  Energen Corporation                        44,160
     3,100  Philadelphia Suburban Corporation          79,050
     2,200  Piedmont Natural Gas Company, Inc.         78,144
     1,900  UniSource Energy Corporation               43,643
     2,000  WGL Holdings, Inc.                         54,220
            Total Utilities                           338,772
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---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $10,603,045)               11,334,649
---------------------------------------------------------------------------------------------------------------------------------------

Principal           Short-Term                                                      Interest          Maturity       Market
  Amount            Investments (6.3%)                                               Rate/1/            Date          Value
---------------------------------------------------------------------------------------------------------------------------------------

$760,000            General Electric Capital Corporation                       3.710-3.790%       7/2-7/3/2001       $759,811

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Investments
                                                              (amortized cost basis $759,811)                         759,811
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (99.5%)
                                                              (amortized cost basis $11,362,856)                  12,094,460
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Assets, Less Liabilities (0.5%)                   63,835

                                                              Net Assets (100.0%)                                $12,158,295
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

                                      See page 139 for a complete discussion of investment terms.

                                                     AAL Small Cap Index Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio strives for capital growth that approximates the performance of the S&P SmallCap 600 Index by investing primarily in common stocks comprising the Index.
---------------------------------------------------------------------------------------------------------------------------------------
Basic Materials (4.3%)
---------------------------------------------------------------------------------------------------------------------------------------
    12,000  A.M. Castle & Company                    $161,760
    18,900  Arch Chemicals, Inc.                      393,687
    29,200  Buckeye Technologies, Inc.*               420,480
    21,900  Cambrex Corporation                     1,107,702
    23,700  Caraustar Industries, Inc.                218,040
    12,100  ChemFirst, Inc.                           317,020
    12,900  Chesapeake Corporation                    319,275
     8,700  Cleveland-Cliffs, Inc.                    160,950
    11,100  Commercial Metals Company                 355,533
    14,000  Commonwealth Industries, Inc.              62,720
    30,200  Corn Products International, Inc.         966,400
    32,900  Delta and Pine Land Company               646,485
    10,200  Deltic Timber Corporation                 293,760
    38,000  DIMON, Inc.                               380,000
    15,900  Florida Rock Industries, Inc.             745,710
    27,100  Georgia Gulf Corporation                  420,050
    13,600  IMCO Recycling, Inc.*                      96,560
    26,900  MacDermid, Inc.                           484,200
    63,100  Massey Energy Company                   1,246,856
    12,500  Material Sciences Corporation*            123,500
    22,300  Mississippi Chemical Corporation*          68,907
    20,500  OM Group, Inc.                          1,153,125
    33,800  OMNOVA Solutions, Inc.                    246,064
     6,300  Penford Corporation                        73,080
    80,100  PolyOne Corporation                       833,841
    11,800  Pope & Talbot, Inc.                       152,338
     7,700  Quaker Chemical Corporation               146,300
    11,500  Quanex Corporation                        297,850
    38,900  Steel Dynamics, Inc.*                     486,250
     8,700  Steel Technologies, Inc.                   62,031
    33,100  Stillwater Mining Company*                968,175
    17,800  Texas Industries, Inc.                    612,142
            Total Basic Materials                 14,020,791
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Capital Goods (13.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    23,000  AAR Corporation                           393,300
    27,100  Advanced Energy Industries, Inc.*       1,118,417
    12,000  Alliant Techsystems, Inc.*              1,078,800
     7,100  Amcast Industrial Corporation              60,705
    20,100  A.O. Smith Corporation                    359,790
    30,600  AptarGroup, Inc.                          992,358
    34,800  APW, Ltd.*                                353,220
    19,600  Armor Holdings, Inc.*                     294,000
    32,600  Artesyn Technologies, Inc.*               420,540
    16,500  Astec Industries, Inc.*                   284,625
    12,000  AstroPower, Inc.*                         625,680
    28,900  Baldor Electric Company                   617,593
    15,800  Barnes Group, Inc.                        390,260
    27,400  B/E Aerospace, Inc.*                      521,970
    21,000  Belden, Inc.                              561,750
    16,700  Benchmark Electronics, Inc.*              406,812
    16,400  Black Box Corporation*                  1,104,704
    23,400  BMC Industries, Inc.                      140,400
    19,500  Brady Corporation                         704,535
    18,500  Briggs & Stratton Corporation             778,850
    14,100  Brush Engineered Materials, Inc.          225,600
     5,400  Butler Manufacturing Company              135,000
    27,600  C-COR.net Corporation*                    331,200
    22,300  C&D Technologies, Inc.                    691,300
    26,100  Checkpoint Systems, Inc.*                 464,580
    20,900  CLARCOR, Inc.                             561,165
    37,200  Cognex Corporation*                     1,259,220
    17,400  Cohu, Inc.                                391,500
    23,700  CTS Corporation                           485,850
    14,000  CUNO, Inc.*                               420,000
    19,000  Dionex Corporation*                       631,750
    23,100  Electro Scientific Industries, Inc.*      880,110
    17,600  Esterline Technologies Corporation*       382,800
    12,900  Flow International Corporation*           139,320
    34,800  Foster Wheeler Corporation                314,940
    13,300  Gardner Denver, Inc.*                     273,315
    36,400  GenCorp, Inc.                             465,920
    26,300  Graco, Inc.                               867,900
    25,300  Griffon Corporation*                      278,300
    27,400  Harman International
            Industries, Inc.                        1,043,666
    26,000  IDEX Corporation                          884,000
    22,900  Insituform Technologies, Inc.*            835,850
    13,221  Intermagnetics General Corporation*       428,361
    14,800  Ionics, Inc.*                             466,200
    13,200  Itron, Inc.*                              250,404
    35,800  JLG Industries, Inc.                      442,130
    19,100  Kaman Corporation                         338,070
     8,300  Lawson Products, Inc.                     243,190
    10,050  Lindsay Manufacturing Company             190,950
    13,500  Lydall, Inc.*                             162,000
    19,300  MagneTek, Inc.*                           241,250
    20,700  Manitowoc Company, Inc.                   610,650
    28,400  Milacron, Inc.                            445,028
    28,500  Mueller Industries, Inc.*                 937,935
    18,444  Myers Industries, Inc.                    278,504
    10,600  New England Business Service, Inc.        203,520
    32,400  Orbital Sciences Corporation*             125,712
    14,300  Oshkosh Truck Corporation                 632,775
    16,550  Park Electrochemical Corporation          436,920
    36,100  Paxar Corporation*                        519,840
    17,800  Regal-Beloit Corporation                  372,376
    26,200  Reliance Steel & Aluminum
            Company                                   661,550
     9,500  Robbins & Myers, Inc.                     267,900
    26,200  Roper Industries, Inc.                  1,093,850
    17,800  RTI International Metals, Inc.*           271,450
    35,100  Shaw Group, Inc.*                       1,407,510
    29,800  SLI, Inc.                                 245,850
    11,200  SPS Technologies, Inc.*                   530,880
    23,500  Standard Register Company                 434,750
    10,300  Standex International Corporation         243,080
    54,701  Stratos Lightwave, Inc.*                  711,113
    28,700  Technitrol, Inc.                          746,200
    27,000  Teledyne Technologies, Inc.*              410,400
    13,000  Thomas Industries, Inc.                   383,500
    18,199  Three-Five Systems, Inc.*                 327,218
    17,600  Titan International, Inc.                  71,808
    32,500  Tredegar Corporation                      622,375
    28,500  United Stationers, Inc.*                  899,460
    14,600  URS Corporation*                          394,200
    34,900  Valence Technology, Inc.*                 224,407
    21,000  Valmont Industries, Inc.                  382,200
    36,100  Vicor Corporation*                        588,430
    19,600  Wabash National Corporation               237,160
    22,750  Watsco, Inc.                              320,775
    22,600  Watts Industries, Inc.                    383,070
    10,300  Wolverine Tube, Inc.*                     170,671
     9,700  Woodward Governor Company                 818,195
            Total Capital Goods                   43,345,412
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Communication Services (0.5%)
---------------------------------------------------------------------------------------------------------------------------------------
    14,500  Boston Communications Group, Inc.*        208,800
    45,200  General Communication, Inc.*              546,920
    13,700  Metro One Telecommunications,
            Inc.*                                     888,719
    30,700  Pac-West Telecomm, Inc.*                   59,558
            Total Communication Services           1,703,997
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (19.8%)
---------------------------------------------------------------------------------------------------------------------------------------
    10,300  4Kids Entertainment, Inc.*                197,245
    43,999  99 Cents Only Stores*                   1,317,770
    17,000  Aaron Rents, Inc.                         289,000
    13,700  Action Performance Companies,
            Inc.*                                     342,500
    17,400  ADVO, Inc.*                               594,210
    12,742  Anchor Gaming*                            823,388
     7,300  Angelica Corporation                       80,300
    24,700  AnnTaylor Stores Corporation*             884,260
    24,100  Apogee Enterprises, Inc.                  301,009
    16,700  Applied Industrial Technologies, Inc.     316,465
    24,900  Arbitron, Inc.*                           600,090
    20,400  Arctic Cat, Inc.                          295,800
    11,200  Ashworth, Inc.*                            61,824
    14,500  A.T. Cross Company*                        96,425
    32,100  Aztar Corporation*                        388,410
    24,700  Bally Total Fitness Holding
            Corporation*                              731,367
    10,000  Bassett Furniture Industries, Inc.        125,800
    13,500  Bell Microproducts, Inc.*                 161,460
    14,900  Brown Shoe Company, Inc.                  268,945
    10,900  Building Materials Holding
            Corporation*                              165,789
    37,800  Burlington Coat Factory Warehouse
            Corporation*                              756,000
    42,200  Casey's General Stores, Inc.              548,600
    21,200  Cato Corporation                          413,824
    30,600  Central Parking Corporation               572,220
    29,800  Cerner Corporation*                     1,251,600
    40,800  Champion Enterprises, Inc.*               464,304
     8,400  Chemed Corporation                        303,576
    22,750  Chico's FAS, Inc.*                        676,813
    13,900  Christopher & Banks Corporation*          453,140
    13,400  Coachmen Industries, Inc.                 177,550
    47,200  Copart, Inc.*                           1,380,600
    18,100  Corinthian Colleges, Inc.*                851,967
    18,000  Cost Plus, Inc.*                          540,000
     6,600  CPI Corporation                           161,700
    16,000  Del Webb Corporation*                     619,040
    11,000  Department 56, Inc.*                       84,150
    14,200  Discount Auto Parts, Inc.*                154,070
    15,700  Dress Barn, Inc.*                         357,175
    64,569  D.R. Horton, Inc.                       1,465,716
    16,400  Elcor Corporation                         332,100
    11,600  Enesco Group, Inc.*                        70,180
    33,650  Ethan Allen Interiors, Inc.             1,093,625
    10,900  Factory 2-U Stores, Inc.*                 319,915
    26,900  Fedders Corporation                       139,880
    27,900  Fleetwood Enterprises, Inc.               392,832
    17,000  Footstar, Inc.*                           584,800
    25,650  Fossil, Inc.*                             532,237
    16,900  Franklin Covey Company*                    92,950
    14,100  F.Y.I., Inc.*                             578,100
    17,600  G & K Services, Inc.                      473,440
    18,700  Genesco, Inc.*                            628,320
    27,700  Goody's Family Clothing, Inc.*            111,077
    10,800  Gottschalks, Inc.*                         35,640
    16,600  Group 1 Automotive, Inc.*                 491,360
    22,100  Gymboree Corporation*                     187,850
     5,500  Haggar Corporation                         56,925
    14,700  Hancock Fabrics, Inc.                     131,565
    25,500  Hartmarx Corporation*                      64,005
    17,300  Hot Topic, Inc.*                          538,030
     8,700  Huffy Corporation*                         83,868
    20,200  Hughes Supply, Inc.                       477,730
    18,500  Information Holdings, Inc.*               597,550
    24,800  Information Resources, Inc.*              256,432
    35,375  Insight Enterprises, Inc.*                866,688
    10,000  Insurance Auto Auctions, Inc.*            170,000
    43,500  Interface, Inc.                           326,250
    21,600  Intermet Corporation                      122,040
    20,300  ITT Educational Services, Inc.*           913,500
    15,400  JAKKS Pacific, Inc.*                      287,980
    15,600  Jo-Ann Stores, Inc.*                       63,180
    15,300  K2, Inc.*                                 174,879
    19,400  Kellwood Company                          448,140
    19,100  Kroll-O'Gara Company*                     180,686
     8,500  K-Swiss, Inc.                             205,105
    51,500  La-Z-Boy, Inc.                            952,750
    47,936  Lennox International, Inc.                524,899
    34,600  Linens 'n Things, Inc.*                   945,272
    24,900  Marcus Corporation                        347,355
    16,500  Mayor's Jewelers, Inc.*                    68,475
    20,640  M.D.C. Holdings, Inc.                     730,656
    14,000  Meade Instruments Corporation*             94,220
    13,100  MemberWorks, Inc.*                        303,134
    35,000  Men's Wearhouse, Inc.*                    966,000
    27,300  Michaels Stores, Inc.*                  1,119,300
    12,700  Midas, Inc.                               161,290
    32,151  Midway Games, Inc.*                       594,793
    16,200  Monaco Coach Corporation*                 537,840
    28,200  Nautica Enterprises, Inc.*                576,126
     7,000  NVR, Inc.*                              1,036,000
    44,100  O'Reilly Automotive, Inc.*              1,265,670
    10,500  OshKosh B'Gosh, Inc.                      349,125
     6,300  Oxford Industries, Inc.                   138,600
    27,750  Pacific Sunwear of California, Inc.*      622,433
    20,900  Pegasus Solutions, Inc.*                  241,395
    27,300  Penton Media, Inc.                        477,750
    45,600  Pep Boys-Manny, Moe & Jack                512,088
    23,400  Phillips-Van Heusen Corporation           336,960
    82,300  Pier 1 Imports, Inc.                      946,450
    22,200  Pinnacle Entertainment, Inc.*             163,170
    20,100  Polaris Industries, Inc.                  920,580
    18,200  Pre-Paid Legal Services, Inc.*            400,400
    38,400  Prime Hospitality Corporation*            455,040
    40,500  Profit Recovery Group
            International, Inc.*                      464,130
    19,400  Quiksilver, Inc.*                         485,000
    35,350  Regis Corporation                         741,997
    17,100  Russ Berrie and Company, Inc.             502,740
    27,200  Russell Corporation                       462,128
    11,400  Ryland Group, Inc.                        576,840
    15,000  School Specialty, Inc.*                   387,750
    24,400  Scotts Company*                         1,011,380
    14,600  SCP Pool Corporation*                     502,824
    24,500  ShopKo Stores, Inc.*                      178,360
    10,400  Simpson Manufacturing
            Company, Inc.*                            629,200
     7,200  Skyline Corporation                       195,840
    15,400  Springs Industries, Inc.                  679,140
    10,600  Standard Motor Products, Inc.             140,980
    25,800  Standard Pacific Corporation              597,270
    12,000  StarTek, Inc.*                            271,200
    35,200  Stein Mart, Inc.*                         363,968
    35,600  Stride Rite Corporation                   302,600
    22,900  Sturm, Ruger & Company, Inc.              224,420
    17,900  TBC Corporation*                          171,482
    32,100  Tenneco Automotive, Inc.*                 104,646
    12,200  Thomas Nelson, Inc.                        85,766
    10,100  Thor Industries, Inc.                     332,997
    33,700  Timberland Company*                     1,331,487
    31,200  Toll Brothers, Inc.*                    1,226,472
    10,900  Toro Company                              489,955
    37,600  Tower Automotive, Inc.*                   385,400
     9,400  Ultimate Electronics, Inc.*               304,748
    16,900  Universal Forest Products, Inc.           380,250
    13,170  WD-40 Company                             343,737
    27,100  Wellman, Inc.                             485,090
    12,300  Wet Seal, Inc.*                           425,703
    17,500  Winnebago Industries, Inc.                538,125
    27,100  WMS Industries Inc.*                      871,807
    35,400  Wolverine World Wide, Inc.                632,598
    29,400  Zale Corporation*                         990,780
            Total Consumer Cyclicals              64,909,542
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (9.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    20,300  ABM Industries, Inc.                      756,175
       116  Acclaim Warrants*                               0
    23,400  Administaff, Inc.*                        608,400
    15,000  American Italian Pasta Company*           696,000
    31,500  Applebee's International, Inc.          1,008,000
    19,700  Applica, Inc.*                            156,812
    28,200  Bowne & Company, Inc.                     324,300
    16,300  CDI Corporation*                          276,937
    23,650  CEC Entertainment, Inc.*                1,167,127
    40,462  Cheesecake Factory, Inc.*               1,145,075
     7,500  Coca-Cola Bottling Company
            Consolidated                              295,125
    11,100  Consolidated Graphics, Inc.*              188,700
    35,900  Constellation Brands, Inc.*             1,471,900
    36,200  Earthgrains Company                       941,200
     9,900  Edgewater Technology, Inc.*                34,650
    37,400  Fleming Companies, Inc.                 1,335,180
    32,700  Great Alantic & Pacific Tea
            Company, Inc.*                            483,960
    28,700  Hain Celestial Group, Inc.*               631,400
    11,200  Hall, Kinion & Associates, Inc.*           90,272
    16,400  Heidrick & Struggles
            International, Inc.*                      333,412
    17,200  IHOP Corporation*                         461,820
    16,000  International Multifoods Corporation      332,000
     7,300  J & J Snack Foods Corporation*            161,695
    33,300  Jack in the Box, Inc.*                    869,130
    24,800  John H. Harland Company                   577,840
    34,600  Labor Ready, Inc.*                        181,304
    18,400  Landry's Restaurants, Inc.                312,800
    13,100  Libbey, Inc.                              520,201
    19,100  Luby's, Inc.*                             186,989
     9,900  Nash Finch Company                        233,640
     5,900  National Presto Industries, Inc.          175,230
    13,800  Nature's Sunshine Products, Inc.          163,254
    55,700  NBTY, Inc.*                               692,908
    15,700  O'Charley's, Inc.*                        304,266
    19,500  On Assignment, Inc.*                      351,000
    28,500  Owens & Minor, Inc.                       541,500
    11,900  Panera Bread Company*                     375,683
    57,700  Patterson Dental Company*               1,731,000
    31,200  Performance Food Group
            Company*                                  943,176
    10,200  P.F. Chang's China Bistro, Inc.*          386,580
    38,832  Priority Healthcare Corporation*        1,098,169
    25,500  Ralcorp Holdings, Inc.*                   477,870
    18,200  RARE Hospitality International, Inc.*     411,320
    11,800  Royal Appliance Manufacturing
            Company*                                   71,744
    54,800  Ruby Tuesday, Inc.                        937,080
    26,000  Ryan's Family Steak Houses, Inc.*         318,500
     9,800  Salton, Inc.*                             174,440
    12,600  Schweitzer-Mauduit
            International, Inc.                       297,360
    45,400  Smithfield Foods, Inc.*                 1,829,620
    22,675  Sonic Corporation*                        719,478
    49,800  Spherion Corporation*                     445,710
    24,517  Steak n Shake Company*                    226,782
    34,725  Tetra Tech, Inc.*                         944,520
    19,000  Triarc Companies, Inc.*                   497,800
    15,800  United Natural Foods, Inc.*               331,010
    13,000  Volt Information Sciences, Inc.*          227,500
    45,800  Whole Foods Market, Inc.*               1,241,180
            Total Consumer Staples                31,696,724
---------------------------------------------------------------------------------------------------------------------------------------

Energy (6.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    11,800  Atwood Oceanics, Inc.*                    414,180
    28,541  Barrett Resources Corporation*          1,683,919
    25,100  Cabot Oil & Gas Corporation               612,440
    27,700  Cal Dive International, Inc.*             681,420
    14,800  Dril-Quip, Inc.*                          318,644
    15,600  HS Resources, Inc.*                     1,010,880
    11,900  Key Production Company, Inc.*             198,135
    21,200  Lone Star Technologies, Inc.*             767,440
    37,500  Louis Dreyfus Natural Gas
            Corporation*                            1,306,875
    38,200  Newfield Exploration Company*           1,224,692
    14,200  Nuevo Energy Company*                     231,460
    20,000  Oceaneering International, Inc.*          415,000
    18,300  Offshore Logistics, Inc.*                 347,700
    16,700  Patina Oil & Gas Corporation              442,550
    15,000  Plains Resources, Inc.*                   356,400
    45,800  Pogo Producing Company                  1,099,200
    62,900  Pride International, Inc.*              1,195,100
    18,600  Remington Oil and Gas
            Corporation*                              353,400
    17,150  SEACOR SMIT, Inc.*                        801,591
    21,400  Seitel, Inc.*                             280,340
    24,100  St. Mary Land & Exploration
            Company                                   562,976
    22,300  Stone Energy Corporation*                 987,890
    21,100  Swift Energy Company*                     635,743
    11,900  TETRA Technologies, Inc.*                 290,955
    33,400  Tom Brown, Inc.*                          801,600
    27,200  Veritas DGC, Inc.*                        754,800
    53,800  Vintage Petroleum, Inc.                 1,006,060
   104,750  XTO Energy, Inc.                        1,503,162
            Total Energy                          20,284,552
---------------------------------------------------------------------------------------------------------------------------------------

Financials (10.3%)
---------------------------------------------------------------------------------------------------------------------------------------
    19,800  American Financial Holdings, Inc.        467,280
    19,500  Anchor BanCorp Wisconsin, Inc.            310,050
    21,100  Cash America International, Inc.          179,350
    22,000  Chittenden Corporation                    740,300
    27,519  Commerce Bancorp, Inc.                  1,929,082
    43,900  Commercial Federal Corporation          1,014,090
    35,100  Community First Bankshares, Inc.          807,300
    44,100  Cullen/Frost Bankers, Inc.              1,492,785
    17,385  Delphi Financial Group, Inc.              669,323
    24,165  Downey Financial Corporation            1,142,038
    19,700  East West Bancorp, Inc.                   531,900
    66,820  Fidelity National Financial, Inc.       1,641,767
    14,400  Financial Federal Corporation*            416,880
    55,700  First American Corporation              1,054,958
    22,700  First BanCorp                             612,673
    14,800  FirstFed Financial Corporation*           441,040
    34,650  First Midwest Bancorp, Inc.             1,027,372
    60,300  Fremont General Corporation               391,950
    10,000  GBC Bancorp                               285,500
    11,600  Hilb, Rogal and Hamilton Company          507,500
    40,089  Hudson United Bancorp                   1,022,270
    21,400  Jefferies Group, Inc.                     693,360
    15,400  LandAmerica Financial Group, Inc.         490,490
    19,300  MAF Bancorp, Inc.                         592,510
    35,500  Mutual Risk Management, Ltd.              315,950
    37,200  New York Community Bancorp,
            Inc.                                    1,400,580
    11,600  Philadelphia Consolidated Holding
            Corporation*                              403,448
    21,864  Provident Bankshares Corporation          545,288
    40,850  Raymond James Financial, Inc.           1,250,010
    24,300  Riggs National Corporation                412,857
     8,400  RLI Corporation                           377,328
     8,000  SCPIE Holdings, Inc.                      161,600
    21,600  Selective Insurance Group, Inc.           576,288
    36,300  South Financial Group, Inc.               685,344
    28,100  Southwest Bancorporation of
            Texas, Inc.*                              848,901
    13,410  Southwest Securities Group, Inc.          277,587
    28,400  Staten Island Bancorp, Inc.               790,940
    22,400  Sterling Bancshares, Inc.                 429,632
    33,500  Susquehanna Bancshares, Inc.              681,725
    31,500  Trenwick Group, Ltd.                      721,980
    52,915  TrustCo Bank Corporation NY               706,415
    20,900  Tucker Anthony Sutro                      459,800
    16,100  UCBH Holdings, Inc.                       488,635
    35,500  United Bankshares, Inc.                   951,400
    49,220  Washington Federal, Inc.                1,206,874
    22,500  Whitney Holding Corporation             1,055,250
    14,900  Zenith National Insurance
            Corporation                               402,300
            Total Financials                      33,611,900
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (13.0%)
---------------------------------------------------------------------------------------------------------------------------------------
    22,100  Accredo Health, Inc.*                    821,899
    54,800  Advanced Tissue Sciences, Inc.*           274,000
    25,600  AdvancePCS, Inc.*                       1,639,680
    42,300  Alliance Pharmaceutical
            Corporation*                               95,175
    34,400  Alpharma, Inc.                            937,400
    17,300  ArQule, Inc.*                             374,718
    19,000  ArthroCare Corporation*                   496,850
    48,900  Bio-Technology General
            Corporation*                              640,590
    42,400  Cephalon, Inc.*                         2,989,200
    13,200  CONMED Corporation*                       343,860
    12,500  Cooper Companies, Inc.                    642,500
    55,300  Coventry Health Care, Inc.*             1,117,060
    16,050  CryoLife, Inc.*                           656,605
     6,000  Curative Health Services, Inc.*            37,800
    24,100  Cygnus, Inc.*                             247,025
    12,700  Datascope Corporation                     585,343
    24,000  Diagnostic Products Corporation           796,800
    21,910  Enzo Biochem, Inc.*                       751,513
    21,700  Haemonetics Corporation*                  661,850
    13,200  Hologic, Inc.*                             89,760
    55,400  Hooper Holmes, Inc.                       567,850
    28,100  IDEXX Laboratories, Inc.*                 878,125
    13,700  IMPATH, Inc.*                             606,910
    17,500  INAMED Corporation*                       427,875
    26,100  Invacare Corporation                    1,008,243
    18,300  MAXIMUS, Inc.*                            733,647
    25,800  Medicis Pharmaceutical
            Corporation*                            1,367,400
    20,200  Mentor Corporation                        575,700
    17,800  MGI PHARMA, Inc.*                         222,500
    40,700  Mid Atlantic Medical Services, Inc.*      729,751
    19,000  Noven Pharmaceuticals, Inc.*              744,800
    29,400  Organogenesis, Inc.*                      217,560
    42,000  Orthodontic Centers of America,
            Inc.*                                   1,276,800
    11,900  Osteotech, Inc.*                           54,145
    21,000  PAREXEL International
            Corporation*                              409,500
    20,000  Pediatrix Medical Group, Inc.*            664,000
    44,100  Pharmaceutical Product
            Development, Inc.*                      1,345,491
    11,400  PolyMedica Corporation*                   461,700
    26,700  Province Healthcare Company*              942,243
    37,200  Regeneron Pharmaceuticals, Inc.*        1,288,980
    14,500  RehabCare Group, Inc.*                    698,900
    40,550  Renal Care Group, Inc.*                 1,333,690
    26,800  ResMed, Inc.*                           1,354,740
    25,900  Respironics, Inc.*                        770,784
    23,500  Sierra Health Services, Inc.*             164,735
    20,200  Sola International, Inc.*                 285,022
     8,200  Spacelabs Medical, Inc.*                  100,040
    14,300  SurModics, Inc.*                          840,840
    32,200  Sybron Dental Specialties, Inc.*          659,778
    20,900  Syncor International Corporation*         647,900
    35,400  TECHNE Corporation*                     1,150,500
    25,200  Theragenics Corporation*                  281,484
    51,300  Universal Health Services, Inc.*        2,334,150
    80,600  US Oncology, Inc.*                        716,534
    28,400  Varian Medical Systems, Inc.*           2,030,600
    11,000  Vital Signs, Inc.                         363,550
            Total Health Care                     42,456,095
---------------------------------------------------------------------------------------------------------------------------------------

Technology (15.5%)
---------------------------------------------------------------------------------------------------------------------------------------
    20,200  Actel Corporation*                        495,910
    84,200  Adaptec, Inc.*                            836,948
    50,850  Aeroflex, Inc.*                           533,925
    23,900  Allen Telecom, Inc.*                      358,500
    36,400  Alliance Semiconductor
            Corporation*                              437,528
    37,100  Alpha Industries, Inc.*                 1,096,305
    35,500  American Management
            Systems, Inc.*                            837,800
    11,100  Analogic Corporation                      505,605
    20,600  Analysts International Corporation         91,876
    30,700  Anixter International, Inc.*              942,490
    44,100  Aspect Communications
            Corporation*                              308,259
    26,100  Aspen Technology, Inc.*                   631,620
    25,800  ATMI, Inc.*                               774,000
    19,200  Audiovox Corporation*                     213,120
    38,500  Auspex Systems, Inc.*                     274,890
    31,900  Avant! Corporation*                       424,270
    22,000  Avid Technology, Inc.*                    345,400
    19,300  Aware, Inc.*                              173,700
    82,900  Axcelis Technologies, Inc.*             1,226,920
    19,000  AXT, Inc.*                                507,300
    18,050  BARRA, Inc.*                              706,658
     9,100  Bel Fuse, Inc.                            302,575
    47,600  Brightpoint, Inc.*                        138,040
    14,900  Brooks Automation, Inc.*                  686,890
    10,300  Brooktrout, Inc.*                          79,516
    37,350  Cable Design Technologies
            Corporation*                              603,576
     9,700  CACI International, Inc.*                 455,900
    27,600  Captaris, Inc.*                            57,408
    18,600  Carreker Corporation*                     399,900
    11,100  Catapult Communications
            Corporation*                              249,750
    48,700  CIBER, Inc.*                              462,650
    23,700  Coherent, Inc.*                           857,229
    17,800  Computer Task Group, Inc.*                 64,792
    23,300  Concord Camera Corporation*               137,470
    14,200  Concord Communications, Inc.*             127,800
    26,100  Cymer, Inc.*                              660,069
    10,900  Davox Corporation*                         90,470
    33,800  Dendrite International, Inc.*             253,500
    13,000  Digi International, Inc.*                 113,620
    63,000  DMC Stratex Networks, Inc.*               630,000
    15,200  DuPont Photomasks, Inc.*                  733,400
    19,200  Elantec Semiconductor, Inc.*              648,768
    17,900  Electroglas, Inc.*                        316,830
    20,400  ePresence, Inc.*                           84,048
    36,400  ESS Technology, Inc.*                     254,800
    28,200  FactSet Research Systems, Inc.          1,006,740
    18,900  Fair, Isaac and Company, Inc.           1,168,398
    30,100  FileNET Corporation*                      445,480
    32,300  General Semiconductor, Inc.*              337,858
    18,800  Gerber Scientific, Inc.                   205,860
    30,880  Global Payments, Inc.                     929,488
    49,700  Harmonic, Inc.*                           497,000
    19,300  Helix Technology Corporation              588,264
    29,600  HNC Software, Inc.*                       577,200
    21,300  Hutchinson Technology, Inc.*              405,765
    27,580  Hyperion Solutions Corporation*           413,700
    12,800  Innovex, Inc.*                             46,976
    43,600  Input/Output, Inc.*                       553,720
    30,400  International FiberCom, Inc.*              76,000
    20,900  Inter-Tel, Inc.                           248,919
    28,300  InterVoice-Brite, Inc.*                   311,300
    13,500  Keithley Instruments, Inc.                287,550
    55,400  Kopin Corporation*                        672,556
    10,650  Kronos, Inc.*                             436,118
    41,800  Kulicke and Soffa Industries, Inc.*       717,288
    12,400  MapInfo Corporation*                      272,800
    18,600  Mercury Computer Systems, Inc.*           820,260
    30,500  Methode Electronics, Inc.                 262,300
    12,000  Microsemi Corporation*                    852,000
    14,800  MICROS Systems, Inc.*                     325,600
    18,800  MRO Software, Inc.*                       297,040
    28,700  NDCHealth                                 929,880
    18,600  Network Equipment
            Technologies, Inc.*                        59,520
    24,700  NYFIX, Inc.*                              789,165
    16,300  PCTEL, Inc.*                              150,123
    21,400  Pericom Semiconductor
            Corporation*                              336,408
    21,400  Phoenix Technologies, Ltd.*               312,440
    10,900  Photon Dynamics, Inc.*                    294,300
    25,500  Photronics, Inc.*                         654,330
    43,700  Pinnacle Systems, Inc.*                   264,385
    23,500  Pioneer-Standard Electronics, Inc.        300,800
    39,800  Polaroid Corporation*                     103,480
    23,500  Power Integrations, Inc.*                 366,600
    30,200  Progress Software Corporation*            489,240
    23,000  Proxim, Inc.*                             324,300
    13,200  QRS Corporation*                          219,120
    23,700  Radiant Systems, Inc.*                    382,044
    14,700  RadiSys Corporation*                      335,895
    22,200  Rainbow Technologies, Inc.*               124,098
   101,700  Read-Rite Corporation*                    533,925
    26,200  Remedy Corporation*                       911,760
    13,300  Rogers Corporation*                       352,450
    13,800  Roxio, Inc.*                              179,400
    48,800  RSA Security, Inc.*                     1,510,360
    12,100  SBS Technologies, Inc.*                   228,932
    13,000  SCM Microsystems, Inc.*                   135,200
    69,600  SONICblue, Inc.*                          229,680
    25,700  SpeedFam-IPEC, Inc.*                       81,983
    11,700  SPSS, Inc.*                               184,977
    13,700  Standard Microsystems Corporation*        245,230
    10,500  Supertex, Inc.*                           129,570
    20,250  Symmetricom, Inc.*                        296,460
    28,000  Systems & Computer Technology
            Corporation*                              253,400
    18,250  THQ, Inc.*                              1,088,247
    20,700  Trimble Navigation, Ltd.*                 403,443
    18,900  Ultratech Stepper, Inc.*                  484,785
    27,700  Varian Semiconductor Equipment
            Associates, Inc.*                       1,163,400
    29,600  Verity, Inc.*                             590,520
    18,800  ViaSat, Inc.*                             448,944
    26,800  Visual Networks, Inc.*                    234,500
    18,200  X-Rite, Inc.                              160,888
    27,000  Zebra Technologies Corporation*         1,326,240
    10,152  Zilog, Inc.*5                              25,278
    14,500  ZixIt Corporation*                        132,675
            Total Technology                      50,656,580
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Transportation (2.9%)
---------------------------------------------------------------------------------------------------------------------------------------
    17,400  Arkansas Best Corporation*               $401,070
    21,100  Arnold Industries, Inc.                   408,496
    36,800  Atlantic Coast Airlines
            Holdings, Inc.*                         1,103,632
    18,400  Forward Air Corporation*                  551,080
    23,900  Frontier Airlines, Inc.*                  292,775
    27,075  Heartland Express, Inc.*                  617,310
    49,800  Kansas City Southern
            Industries, Inc.*                         786,840
    20,500  Kirby Corporation*                        505,325
     7,300  Landstar System, Inc.*                    496,546
    28,800  Mesa Air Group, Inc.*                     355,680
    11,740  Midwest Express Holdings, Inc.*           203,689
    16,500  Roadway Corporation                       392,205
    47,900  SkyWest, Inc.                           1,341,200
    22,400  USFreightways Corporation                 660,800
    40,275  Werner Enterprises, Inc.                  976,669
    20,600  Yellow Corporation*                       390,988
            Total Transportation                   9,484,305
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (4.0%)
---------------------------------------------------------------------------------------------------------------------------------------
     8,600  American States Water Company             292,400
    34,600  Atmos Energy Corporation                  846,316
    40,400  Avista Corporation                        807,192
     6,300  Bangor Hydro-Electric Company             167,454
     9,400  Cascade Natural Gas Corporation           200,220
     9,800  Central Vermont Public Service
            Corporation                               185,318
    14,000  CH Energy Group, Inc.                     615,300
    26,400  Energen Corporation                       728,640
     4,800  Green Mountain Power Corporation           76,608
    16,100  Laclede Gas Company                       408,940
    15,200  New Jersey Resources Corporation          687,040
    21,400  Northwest Natural Gas Company             532,860
    20,200  NorthWestern Corporation                  452,480
    11,700  NUI Corporation                           270,036
    46,232  Philadelphia Suburban
            Corporation                             1,178,916
    27,400  Piedmont Natural Gas
            Company, Inc.                             973,248
    29,600  RGS Energy Group, Inc.                  1,110,000
    43,499  Southern Union Company*                   887,380
    27,300  Southwest Gas Corporation                 646,464
    21,500  Southwestern Energy Company*              263,375
    23,200  UGI Corporation                           626,400
    12,300  UIL Holdings Corporation                  597,657
    28,500  UniSource Energy Corporation              654,645
            Total Utilities                       13,208,889
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $320,242,834)            325,378,787
---------------------------------------------------------------------------------------------------------------------------------------

  Principal         Short-Term                                                      Interest          Maturity       Market
  Amount            Investments (6.3%)                                               Rate/1/            Date          Value
---------------------------------------------------------------------------------------------------------------------------------------

$2,158,000          Countrywide Home Loans, Inc.                                      4.200%          7/2/2001     $2,157,497

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Investments
                                                              (amortized cost basis $2,157,497)                    2,157,497
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (100.1%)
                                                              (amortized cost basis $322,400,331)                 327,536,284
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Assets, Less Liabilities (-0.1%)                (186,479)
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Net Assets (100.0%)                               $327,349,805
---------------------------------------------------------------------------------------------------------------------------------------

* Non-income producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

/5/Illiquid security valued at fair value.

                                      See page 139 for a complete discussion of investment terms.

                                                      AAL Mid Cap Stock Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.
---------------------------------------------------------------------------------------------------------------------------------------
Basic Materials (3.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,400  Bowater, Inc.                             $62,636
     2,200  Cambrex Corporation                       111,276
     3,500  Peabody Energy Corporation*               114,625
     5,100  Stillwater Mining Company*                149,175
            Total Basic Materials                    437,712
---------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (7.3%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,200  Alliant Techsystems, Inc.*                107,880
     4,600  Goodrich Corporation                      174,708
     7,600  MasTec, Inc.*                             100,320
     3,600  Nordson Corporation                        83,916
     9,300  Republic Services, Inc.*                  184,605
     4,100  Shaw Group, Inc.*                         164,410
     1,400  SPX Corporation*                          175,252
            Total Capital Goods                      991,091
---------------------------------------------------------------------------------------------------------------------------------------

Communication Services (2.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     4,700  Broadwing, Inc.*                          114,915
     5,600  Powerwave Technologies, Inc.*              81,200
     2,200  United States Cellular Corporation*       126,830
            Total Communication Services             322,945
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (9.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,800  BJ's Wholesale Club, Inc.*                 95,868
     3,300  Christopher & Banks Corporation*          107,580
     4,700  Dollar Tree Stores, Inc.*                 130,848
     2,800  E. W. Scripps Company                     193,200
     5,800  Family Dollar Stores, Inc.                148,654
     5,500  Harrah's Entertainment, Inc.*             194,150
     1,000  International Game Technology*             62,750
     5,100  Linens 'n Things, Inc.*                   139,332
     6,700  Reebok International, Ltd.*               214,065
            Total Consumer Cyclicals               1,286,447
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (7.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     8,000  Hormel Foods Corporation                  194,720
     2,600  Insight Communications
            Company, Inc.*                             65,000
     2,200  Manpower, Inc.                             65,780
     2,700  Outback Steakhouse, Inc.*                  77,760
     4,800  Pixar Animation Studios*                  195,840
     8,400  Starbucks Corporation*                    193,200
     2,000  Univision Communications, Inc.*            85,560
     4,000  Valassis*                                 143,200
            Total Consumer Staples                 1,021,060
---------------------------------------------------------------------------------------------------------------------------------------

Energy (8.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     4,400  BJ Services Company*                      124,872
     1,700  Devon Energy Corporation                   89,250
     3,300  Enron Corporation                         105,732
     3,500  Nabors Industries, Inc.*                  130,200
     3,500  Noble Drilling Corporation*               114,625
     4,500  Patterson-UTI Energy, Inc.*                80,415
     5,000  Precision Drilling Corporation*           156,200
     2,200  Smith International, Inc.*                131,780
     5,000  Valero Energy Corporation                 183,900
            Total Energy                           1,116,974
---------------------------------------------------------------------------------------------------------------------------------------

Financials (15.0%)
---------------------------------------------------------------------------------------------------------------------------------------
     9,200  Banknorth Group, Inc.                     208,380
     5,500  Charter One Financial, Inc.               175,450
     2,900  Countrywide Credit Industries, Inc.       133,052
     4,500  Dime Bancorp, Inc.                        167,625
     5,300  Fidelity National Financial, Inc.         130,221
     2,900  LaBranche & Company, Inc.*                 84,100
     2,600  M&T Bank Corporation                      196,300
     3,200  Marshall & Ilsley Corporation             172,480
     4,600  Protective Life Corporation               158,102
     8,300  SouthTrust Corporation                    215,800
     5,100  TCF Financial Corporation                 236,181
     2,800  Zions Bancorporation                      165,200
            Total Financials                       2,042,891
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (11.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,400  Cephalon, Inc.*                            98,700
     4,100  Cytyc Corporation*                         94,505
     2,400  Genzyme Corporation*                      146,400
     1,700  Gilead Sciences, Inc.*                     98,923
    11,600  Health Management
            Associates, Inc.*                         244,064
     2,900  IDEC Pharmaceuticals Corporation*         196,301
     3,000  InterMune, Inc.*                          106,860
     4,950  IVAX Corporation*                         193,050
     2,900  Millennium Pharmaceuticals, Inc.*         103,182
     2,500  Oxford Health Plans, Inc.*                 71,500
     1,400  Quest Diagnostics, Inc.*                  104,790
       600  Trigon Healthcare, Inc.*                   38,910
     1,800  Watson Pharmaceuticals, Inc.*             110,952
            Total Health Care                      1,608,137
---------------------------------------------------------------------------------------------------------------------------------------

Technology (21.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     5,200  American Tower Corporation*               107,484
     4,500  Andrew Corporation*                        83,025
     8,700  Atmel Corporation*                        117,363
     3,300  Cirrus Logic, Inc.*                        75,999
     3,700  Cypress Semiconductor Corporation*         88,245
     2,600  DST Systems, Inc.*                        137,020
     7,000  eFunds Corporation*                       130,200
     2,100  Electronic Arts, Inc.*                    121,590
     1,300  Fiserv, Inc.*                              83,174
     4,200  Homestore.com, Inc.*                      146,832
     3,200  Integrated Device Technology, Inc.*       101,408
     1,500  Internet Security Systems, Inc.*           72,840
     4,600  Intersil Corporation*                     167,440
     4,100  Interwoven, Inc.*                          69,290
     3,600  Intuit, Inc.*                             143,964
     5,300  KPMG Consulting, Inc.*                     81,355
     2,000  Macrovision Corporation*                  137,000
     5,400  MatrixOne, Inc.*                          125,226
     2,200  Netegrity, Inc.*                           66,000
     1,600  NVIDIA Corporation*                       148,400
     2,300  Openwave Systems, Inc.*                    79,810
     6,700  Parametric Technology Corporation*         93,733
     4,100  PerkinElmer, Inc.                         112,873
     1,800  QLogic Corporation*                       116,010
     1,600  Sabre Group Holdings, Inc.*                80,000
     3,700  SunGard Data Systems, Inc.*               111,037
     3,600  Vitesse Semiconductor Corporation*         75,744
     2,200  Waters Corporation*                        60,742
            Total Technology                       2,933,804
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (6.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,800  Allegheny Energy, Inc.                    135,100
     3,200  Constellation Energy Group, Inc.          136,320
     2,500  MDU Resources Group, Inc.                  79,100
     2,600  National Fuel Gas Company                 135,174
     3,600  Nicor, Inc.                               140,328
     5,500  NiSource, Inc.                            150,315
     5,400  Vectren Corporation                       111,780
            Total Utilities                          888,117
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $12,419,782)              12,649,178
---------------------------------------------------------------------------------------------------------------------------------------

           Preferred          Interest    Maturity    Market
Shares     Stocks (0.9%)        Rate        Date       Value
---------------------------------------------------------------------------------------------------------------------------------------

1,450     Calpine Capital
          Trust II Convertible  5.500%    2/1/2005   116,000

---------------------------------------------------------------------------------------------------------------------------------------
            Total Preferred Stocks
            (cost basis $143,047)                    116,000
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------
            Total Long-Term Investments
            (amortized cost basis $12,562,829)    12,765,178
---------------------------------------------------------------------------------------------------------------------------------------

  Principal         Short-Term                                                      Interest          Maturity       Market
  Amount            Investments (5.4%)                                               Rate/1/            Date          Value
---------------------------------------------------------------------------------------------------------------------------------------

$742,000            General Electric Capital Corporation                          3.710-3.790%     7/2-7/3/2001      $741,802
---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Investments
                                                              (amortized cost basis $741,802)                        741,802
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (99.1%)
                                                              (amortized cost basis $13,304,631)                  13,506,980
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Assets, Less Liabilities (0.9%)                  121,532
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets (100.0%)                                           $13,628,512

*Non-income producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

                           See page 139 for a complete discussion of investment terms.

                                                      AAL Mid Cap Index Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.
---------------------------------------------------------------------------------------------------------------------------------------
Basic Materials (3.9%)
       260  A. Schulman, Inc.                          $3,510
       790  Airgas, Inc.*                               9,401
     1,250  AK Steel Holding Corporation               15,675
       510  Albemarle Corporation                      11,817
       640  Bowater, Inc.                              28,634
       790  Cabot Corporation                          28,456
       200  Carpenter Technology Corporation            5,858
     1,300  Crompton Corporation                       14,170
       460  Cytec Industries, Inc.*                    17,480
       400  Ferro Corporation                           8,724
       230  H.B. Fuller Company                        11,477
     1,320  IMC Global, Inc.                           13,464
       560  Longview Fibre Company                      6,899
       560  Lubrizol Corporation                       17,388
     1,340  Lyondell Chemical Company                  20,609
       520  Martin Marietta Materials, Inc.            25,735
       280  Minerals Technologies, Inc.                12,018
       500  Olin Corporation                            8,495
       480  P.H. Glatfelter Company                     6,845
       340  Rayonier, Inc.                             15,793
     1,200  RPM, Inc.                                  11,040
     1,120  Solutia, Inc.*                             14,280
     1,080  Sonoco Products Company                    26,870
       910  Timber Company                             32,532
       500  UCAR International, Inc.*                   5,975
       340  Universal Corporation                      13,484
       580  Valspar Corporation                        20,590
       550  Wausau-Mosinee Paper Corporation            7,089
            Total Basic Materials                     414,308
---------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (6.6%)
---------------------------------------------------------------------------------------------------------------------------------------
       830  AGCO Corporation                            7,595
       270  Albany International Corporation*           5,103
       910  American Standard Companies, Inc.*         54,691
       390  AMETEK, Inc.                               11,915
       370  Carlisle Companies, Inc.                   12,902
       500  Donaldson Company, Inc.                    15,575
       470  Dycom Industries, Inc.*                    10,777
       500  Federal Signal Corporation                 11,735
       430  Flowserve Corporation*                     13,223
       460  Granite Construction, Inc.                 11,693
       450  Harsco Corporation                         12,208
       890  Herman Miller, Inc.                        21,538
       750  Hillenbrand Industries, Inc.               42,832
       630  HON INDUSTRIES, Inc.                       15,259
       630  Hubbell, Inc., Class B                     18,270
       330  Jacobs Engineering Group, Inc.*            21,526
       370  Kaydon Corporation                          9,491
       980  KEMET Corporation*                         19,414
       370  Kennametal, Inc.                           13,653
       440  Lancaster Colony Corporation               14,511
       520  MasTec, Inc.*                               6,864
       410  Newport News Shipbuilding, Inc.            25,112
       390  Nordson Corporation                         9,091
       530  Pentair, Inc.                              17,914
       460  Plexus Corporation*                        15,180
       640  Precision Castparts Corporation            23,949
       710  Quanta Services, Inc.*                     15,648
       220  Ryerson Tull, Inc.                          2,968
     1,690  SCI Systems, Inc.*                         43,095
       890  Sensormatic Electronics Corporation*       15,130
       100  Sequa Corporation*                          4,550
       480  SPX Corporation*                           60,086
       350  Stewart & Stevenson Services, Inc.         11,550
       270  Tecumseh Products Company                  13,365
       440  Teleflex, Inc.                             19,360
       430  Trinity Industries, Inc.                    8,815
     1,620  Vishay Intertechnology, Inc.*              37,260
       460  Wallace Computer Services, Inc.             7,608
       440  York International Corporation             15,409
            Total Capital Goods                       696,865
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Communication Services (2.0%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,510  Broadwing, Inc.*                           61,369
       660  Powerwave Technologies, Inc.*               9,570
       600  Price Communications Corporation*          12,114
     1,940  RF Micro Devices, Inc.*                    51,992
       720  Telephone and Data Systems, Inc.           78,300
            Total Communication Services              213,345
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (14.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,180  Abercrombie & Fitch Company*               52,510
       990  Acxiom Corporation*                        12,959
       810  American Eagle Outfitters, Inc.*           28,544
     1,410  Apollo Group, Inc.*                        59,855
       730  ArvinMeritor, Inc.                         12,220
       180  Bandag, Inc.                                4,914
       770  Barnes & Noble, Inc.*                      30,300
     1,210  Belo Corporation                           22,796
       840  BJ's Wholesale Club, Inc.*                 44,738
       530  Blyth, Inc.                                13,626
       900  Borders Group, Inc.*                       20,160
       330  BorgWarner, Inc.                           16,375
       860  Callaway Golf Company                      13,588
       690  Catalina Marketing Corporation*            21,052
     1,070  CDW Computer Centers, Inc.*                42,490
       740  ChoicePoint, Inc.*                         31,117
       560  Claire's Stores, Inc.                      10,842
     1,620  Clayton Homes, Inc.                        25,466
       500  Coach, Inc.*                               19,025
       540  Covanta Energy Corporation*                 9,968
       820  DeVry, Inc.*                               29,618
     1,260  Dollar Tree Stores, Inc.*                  35,078
       920  Dun & Bradstreet Corporation*              25,944
     2,010  Family Dollar Stores, Inc.                 51,516
       440  Fastenal Company*                          27,271
       540  Furniture Brands International, Inc.*      15,120
       990  Galileo International, Inc.                32,175
       860  Gentex Corporation*                        23,968
       410  GTECH Holdings Corporation*                14,559
       700  Harte-Hanks, Inc.                          17,332
       370  Houghton Mifflin Company                   22,174
       940  International Game Technology*             58,985
       670  International Speedway Corporation         28,140
     1,460  Jones Apparel Group, Inc.*                 63,072
       370  Lands' End, Inc.*                          14,856
       770  Lear Corporation*                          26,873
       490  Lee Enterprises, Inc.                      16,170
       760  Lennar Corporation                         31,692
       870  Mandalay Resort Group*                     23,838
       300  Media General, Inc.                        13,800
       360  Modine Manufacturing Company                9,929
       570  Mohawk Industries, Inc.*                   20,064
       330  NCO Group, Inc.*                           10,207
       520  Neiman Marcus Group, Inc.*                 16,120
     3,430  Park Place Entertainment
            Corporation*                               41,503
       300  Payless ShoeSource, Inc.*                  19,410
       560  Pittston Company                           12,482
     1,210  Reader's Digest Association, Inc.          34,788
       270  Rollins, Inc.                               5,376
       930  Ross Stores, Inc.                          22,274
     1,650  Saks, Inc.*                                15,840
       410  Scholastic Corporation*                    18,450
     1,000  Six Flags, Inc.*                           21,040
       720  Sotheby's Holdings, Inc.*                  11,614
       330  Superior Industries International, Inc.    12,639
       430  Sylvan Learning Systems, Inc.*             10,449
       580  Tech Data Corporation*                     19,349
       580  Unifi, Inc.*                                4,930
       820  United Rentals, Inc.*                      21,279
     1,020  Viad Corporation                           26,928
       150  Washington Post Company                    86,100
       690  Williams-Sonoma, Inc.*                     26,786
            Total Consumer Cyclicals                1,532,283
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Consumer Staples (7.7%)
---------------------------------------------------------------------------------------------------------------------------------------
       660  AmeriSource Health Corporation*            36,498
       320  Banta Corporation                           9,376
     1,590  Bergen Brunswig Corporation                30,560
       410  Bob Evans Farms, Inc.                       7,380
     1,170  Brinker International, Inc.*               30,245
       500  Carter-Wallace, Inc.                        9,675
       600  CBRL Group, Inc.*                          10,170
       410  Chris-Craft Industries, Inc.*              29,274
       440  Church & Dwight Company, Inc.              11,198
       420  Dean Foods Company                         16,884
     1,040  Dial Corporation                           14,820
       600  Dole Food Company, Inc.                    11,430
       350  Dreyer's Grand Ice Cream, Inc.              9,765
       520  Emmis Communications Corporation*          15,990
     1,050  Energizer Holdings, Inc.*                  24,097
500      Entercom Communications
            Corporation*                               26,805
     1,260  Hispanic Broadcasting Corporation*         36,149
     1,630  Hormel Foods Corporation                   39,674
     1,240  IBP, Inc.                                  31,310
       550  Interstate Bakeries Corporation             8,800
       310  J.M. Smucker Company                        8,060
       420  Kelly Services, Inc.                       10,185
       440  Korn/Ferry Inernational*                    6,820
       260  Lance, Inc.                                 3,510
       220  Lone Star Steakhouse & Saloon, Inc.         2,858
       500  Longs Drug Stores Corporation*             10,775
       870  Manpower, Inc.                             26,013
       810  McCormick & Company, Inc.                  34,036
     1,060  Modis Professional Services, Inc.*          7,314
       880  Outback Steakhouse, Inc.*                  25,344
       200  Papa John's International, Inc.*            5,070
     1,810  PepsiAmericas, Inc.                        24,073
       850  Perrigo Company*                           14,186
     1,200  R.J. Reynolds Tobacco Holdings, Inc.       65,520
       510  Ruddick Corporation                         8,645
       530  Sensient Technologies Corporation          10,876
       340  Suiza Foods Corporation*                   18,054
       653  Tootsie Roll Industries, Inc.              25,167
     2,590  Tyson Foods, Inc.                          23,854
       580  Valassis*                                  20,764
     1,270  Westwood One, Inc.*                        46,799
            Total Consumer Staples                    808,023
---------------------------------------------------------------------------------------------------------------------------------------

Energy (5.9%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,980  BJ Services Company*                       56,192
       680  Cooper Cameron Corporation*                37,944
     1,630  ENSCO International, Inc.                  38,142
     2,060  Global Marine, Inc.*                       38,378
     1,260  Grant Prideco, Inc.*                       22,037
       720  Hanover Compressor Company*                23,825
       640  Helmerich & Payne, Inc.                    19,725
       620  Marine Drilling Companies, Inc.*           11,848
       600  Murphy Oil Corporation                     44,160
       910  National-Oilwell, Inc.*                    24,388
       700  Noble Affiliates, Inc.                     24,745
     1,980  Ocean Energy, Inc.                         34,551
       900  Pennzoil-Quaker State Company              10,080
     1,100  Pioneer Natural Resources Company*         18,755
       650  Smith International, Inc.*                 38,935
       700  Tidewater, Inc.                            26,390
       870  Ultramar Diamond Shamrock
            Corporation                                41,108
       740  Valero Energy Corporation                  27,217
     1,040  Varco International, Inc.*                 19,354
     1,370  Weatherford International, Inc.*           65,760
            Total Energy                              623,534
---------------------------------------------------------------------------------------------------------------------------------------

Financials (16.7%)
---------------------------------------------------------------------------------------------------------------------------------------
       920  A.G. Edwards, Inc.                         41,400
       670  Allmerica Financial Corporation*           38,525
       790  American Financial Group, Inc.             23,937
       990  AmeriCredit Corporation*                   51,431
       900  Arthur J. Gallagher & Company              23,400
       790  Associated Banc-Corp                       28,432
       640  Astoria Financial Corporation              35,200
     1,580  Banknorth Group, Inc.                      35,787
       620  City National Corporation                  27,460
     1,300  Colonial Bancgroup, Inc.                   18,694
     1,470  Compass Bancshares, Inc.                   38,955
     1,360  Dime Bancorp, Inc.                         50,660
     3,760  E*TRADE Group, Inc.*                       24,252
       800  Eaton Vance Corporation*                   27,840
       610  Everest Re Group, Ltd.                     45,628
     1,540  First Tennessee National Corporation       53,453
       510  First Virginia Banks, Inc.                 24,031
       980  FirstMerit Corporation                     25,872
     1,600  Golden State Bancorp, Inc.                 49,280
       460  Greater Bay Bancorp                        11,491
     1,190  GreenPoint Financial Corporation           45,696
       700  HCC Insurance Holdings, Inc.               17,150
     1,800  Hibernia Corporation                       32,040
       460  Horace Mann Educators Corporation           9,913
       700  IndyMac Bancorp, Inc.*                     18,760
370      Investors Financial Services
            Corporation                                24,790
       630  LaBranche & Company, Inc.*                 18,270
       750  Legg Mason, Inc.                           37,320
       690  Leucadia National Corporation*             22,391
     1,120  M&T Bank Corporation                       84,560
     1,220  Marshall & Ilsley Corporation              65,758
       820  Mercantile Bankshares Corporation          32,087
       640  MONY Group, Inc.*                          25,683
     2,420  National Commerce Financial
            Corporation                                58,975
       630  Neuberger Berman, Inc.                     42,840
     1,850  North Fork Bancorporation, Inc.            57,350
       630  Ohio Casualty Corporation*                  8,158
     1,340  Old Republic International
            Corporation                                38,860
       900  Pacific Century Financial Corporation      23,211
       590  PMI Group, Inc.                            42,869
       770  Protective Life Corporation                26,465
       530  Provident Financial Group, Inc.            17,448
     1,220  Radian Group, Inc.                         49,349
       750  Roslyn Bancorp, Inc.                       19,725
     1,270  SEI Investments Company                    60,198
       530  Silicon Valley Bancshares*                 11,660
     2,880  Sovereign Bancorp, Inc.                    37,440
       910  TCF Financial Corporation                  42,142
       800  Unitrin, Inc.                              30,720
       940  Waddell & Reed Financial, Inc.             29,845
       530  Webster Financial Corporation              17,373
       420  Westamerica Bancorporation                 16,485
       390  Wilmington Trust Corporation               24,434
            Total Financials                        1,765,693
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (13.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,230  Apogent Technologies, Inc.*                30,258
       570  Apria Healthcare Group, Inc.*              16,445
       410  Barr Laboratories, Inc.*                   28,868
       730  Beckman Coulter, Inc.                      29,784
       680  COR Therapeutics, Inc.*                    20,740
       610  Covance, Inc.*                             13,817
       660  Dentsply International, Inc.               29,271
       720  Edwards Lifesciences Corporation*          18,979
       980  Express Scripts, Inc.*                     53,929
     1,240  First Health Group Corporation*            29,909
     2,280  Genzyme Corporation*                      139,080
     1,130  Gilead Sciences, Inc.*                     65,755
     2,850  Health Management Associates, Inc.*        59,964
     1,380  Health Net, Inc.*                          24,012
       910  ICN Pharmaceuticals, Inc.                  28,865
     1,770  IDEC Pharmaceuticals Corporation*         119,811
       770  Incyte Genomics, Inc.*                     18,880
     2,337  IVAX Corporation*                          91,143
       500  LifePoint Hospitals, Inc.*                 22,140
     1,320  Lincare Holdings, Inc.*                    39,613
     2,580  Millennium Pharmaceuticals, Inc.*          91,796
       770  MiniMed, Inc.*                             36,960
     1,410  Mylan Laboratories, Inc.                   39,663
     1,020  Omnicare, Inc.                             20,604
     1,160  Oxford Health Plans, Inc.*                 33,176
       300  PacifiCare Health Systems, Inc.*            4,890
       580  Protein Design Labs, Inc.*                 50,321
     1,120  Quest Diagnostics, Inc.*                   83,832
       950  Sepracor, Inc.*                            37,810
       800  STERIS Corporation*                        16,040
       800  Triad Hospitals, Inc.*                     23,576
       430  Trigon Healthcare, Inc.*                   27,886
       720  Vertex Pharmaceuticals, Inc.*              35,640
       640  VISX, Inc.*                                12,384
            Total Health Care                       1,395,841
---------------------------------------------------------------------------------------------------------------------------------------

Technology (18.6%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,900  3Com Corporation*                          18,525
       440  ADTRAN, Inc.*                               9,020
910      Advanced Fibre Communications,
            Inc.*                                      19,110
       400  Advent Software, Inc.*                     25,400
       570  Affiliated Computer Services, Inc.*        40,989
       440  ANTEC Corporation*                          5,456
     1,170  Arrow Electronics, Inc.*                   28,419
     5,420  Atmel Corporation*                         73,116
     1,320  Avnet, Inc.                                29,594
       480  Avocent Corporation*                       10,920
       700  BISYS Group, Inc.*                         41,300
       310  Cabot Microelectonics Corporation*         19,220
     2,880  Cadence Design Systems, Inc.*              53,654
     1,700  Ceridian Corporation*                      32,589
       880  CheckFree Corporation*                     30,862
       880  Cirrus Logic, Inc.*                        20,266
       550  CommScope, Inc.*                           12,925
       570  Credence Systems Corporation*              13,817
       670  CSG Systems International, Inc.*           38,029
     1,460  Cypress Semiconductor Corporation*         34,821
       830  Diebold, Inc.                              26,685
       240  DSP Group, Inc.*                            5,148
     1,510  DST Systems, Inc.*                         79,577
     1,570  Electronic Arts, Inc.*                     90,903
       960  Gartner, Inc., Class B*                     8,832
       800  Harris Corporation                         21,768
       410  Imation Corporation*                       10,332
       440  InFocus Corporation*                        8,972
     3,380  Informix Corporation*                      19,739
     1,240  Integrated Device Technology, Inc.*        39,296
       750  International Rectifier Corporation*       25,575
       380  Investment Technology Group, Inc.          19,110
     1,060  Jack Henry & Associates, Inc.              32,860
       710  Keane, Inc.*                               15,620
       500  L-3 Communications Holdings, Inc.*         38,150
     1,400  Lam Research Corporation*                  41,510
     1,250  Lattice Semiconductor Corporation*         30,500
       970  Legato Systems, Inc.*                      15,472
       500  LTX Corporation*                           12,780
       670  Macromedia, Inc.*                          12,060
       640  Macrovision Corporation*                   43,840
       670  Mentor Graphics Corporation*               11,725
     1,050  Micrel, Inc.*                              34,650
     1,540  Microchip Technology, Inc.*                52,745
       440  MIPS Technologies, Inc., Class B*           4,224
       550  National Instruments Corporation*          17,847
     1,520  Network Associates, Inc.*                  18,924
       390  Newport Corporation                        10,335
       780  NOVA Corporation*                          24,531
       880  NVIDIA Corporation*                        81,620
       540  Plantronics, Inc.*                         12,501
       920  Polycom, Inc.*                             21,243
     1,720  Quantum Corporation*                       17,355
     2,390  Rational Software Corporation*             67,039
       620  Retek, Inc.*                               29,723
       880  Reynolds & Reynolds Company                19,316
       800  SanDisk Corporation*                       22,312
       480  Sawtek, Inc.*                              11,294
       790  Semtech Corporation*                       23,700
     1,210  Storage Technology Corporation*            16,650
       420  Structural Dynamics Research
            Corporation*                               10,290
     3,160  SunGard Data Systems, Inc.*                94,832
     1,180  Sybase, Inc.*                              19,411
       460  Sykes Enterprises, Inc.*                    5,060
       870  Symantec Corporation*                      38,010
       740  Synopsys, Inc.*                            35,809
       580  Titan Corporation*                         13,282
       420  Transaction Systems Architects, Inc.*       6,510
       930  TranSwitch Corporation*                     9,997
       900  TriQuint Semiconductor, Inc.*              20,250
     1,540  Waters Corporation*                        42,519
       850  Wind River Systems, Inc.*                  14,841
            Total Technology                        1,965,306
---------------------------------------------------------------------------------------------------------------------------------------

Transportation (1.8%)
---------------------------------------------------------------------------------------------------------------------------------------
       530  Airborne, Inc.                              6,143
       340  Alaska Air Group, Inc.*                     9,826
       460  Alexander & Baldwin, Inc.                  11,845
       440  Atlas Air Worldwide Holdings, Inc.*         6,230
       950  C.H. Robinson Worldwide, Inc.              26,496
       530  CNF, Inc.                                  14,972
       510  EGL, Inc.*                                  8,905
       660  Expeditors International of
            Washington, Inc.                           39,599
       620  GATX Corporation                           24,862
       410  J.B. Hunt Transport Services, Inc.*         7,487
       400  Overseas Shipholding Group, Inc.           12,216
       860  Swift Transportation Company, Inc.*        16,564
       510  Wisconsin Central Transportation
            Corporation*                                8,532
            Total Transportation                      193,677
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (7.3%)
---------------------------------------------------------------------------------------------------------------------------------------
       580  AGL Resources, Inc.                        13,775
       960  ALLETE, Inc.                               21,600
       900  Alliant Energy Corporation                 26,235
     1,170  American Water Works Company,
            Inc.                                       38,575
       300  Black Hills Power, Inc.                    12,069
       500  Cleco Corporation                          11,375
       990  Conectiv                                   21,384
     1,430  DPL, Inc.                                  41,413
       600  DQE, Inc.                                  13,500
     1,350  Energy East Corporation                    28,229
       800  Equitable Resources, Inc.                  26,648
       390  Hawaiian Electric Industries, Inc.         14,898
       430  IDACORP, Inc.                              14,998
       750  Kansas City Power & Light Company          18,413
       800  MDU Resources Group, Inc.                  25,312
     1,140  Montana Power Company*                     13,224
       450  National Fuel Gas Company                  23,395
     1,670  Northeast Utilities                        34,652
       670  NSTAR                                      28,515
       890  OGE Energy Corporation                     20,123
     1,290  Potomac Electric Power Company             26,987
450      Public Service Company of
            New Mexico                                 14,445
       960  Puget Energy, Inc.                         25,152
       910  Questar Corporation                        22,532
     1,230  SCANA Corporation                          34,932
       900  Sierra Pacific Resources                   14,391
     1,620  TECO Energy, Inc.                          49,410
     1,380  UtiliCorp United, Inc.                     42,159
       790  Vectren Corporation                        16,353
       400  Western Gas Resources, Inc.                13,040
       820  Western Resources, Inc.                    17,630
       510  WGL Holdings, Inc.                         13,826
     1,370  Wisconsin Energy Corporation               32,565
            Total Utilities                           771,755
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $9,934,527)                10,380,630
---------------------------------------------------------------------------------------------------------------------------------------

  Principal         Short-Term                                                      Interest          Maturity       Market
  Amount            Investments (1.3%)                                               Rate/1/            Date          Value
---------------------------------------------------------------------------------------------------------------------------------------

$141,000            Countrywide Home Loans, Inc.                                      4.100%          7/5/2001       $140,920

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Investments
                                                              (Amortized Cost Basis $140,920)                         140,920
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (99.5%)
                                                              (amortized cost basis $10,075,447)                   10,521,550
---------------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities (0.5%)                         49,189

                                                              Net Assets (100.0%)                                 $10,570,739
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

                                      See page 139 for a complete discussion of investment terms.

                                                      AAL International Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio strives for long-term capital growth by investing primarily in foreign stocks.
---------------------------------------------------------------------------------------------------------------------------------------
Australia (1.1%)
---------------------------------------------------------------------------------------------------------------------------------------
    66,107     BHP Billition, Ltd.                   Metals Mining                                                 $348,992
    70,411     BHP Billition, Ltd. (Rights)          Metals Mining                                                  381,014
               Total Australia                                                                                      730,006
---------------------------------------------------------------------------------------------------------------------------------------

Brazil (0.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     35,035    Embratel Participacoes SA ADR         Telephone                                                      262,062
               Total Brazil                                                                                         262,062
---------------------------------------------------------------------------------------------------------------------------------------

Canada (0.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     32,668    Nortel Networks Corporation           Communication Equipment                                        301,365
               Total Canada                                                                                         301,365
---------------------------------------------------------------------------------------------------------------------------------------

France (15.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     39,860    Alstom*                               Engineering & Construction                                   1,108,872
     22,003    Aventis SA                            Pharmaceuticals                                              1,756,589
     14,283    Carrefour SA                          Retail-Food Chains                                             755,746
     51,991    European Aeronautic Defense
               and Space Company                     Aerospace/Defense                                              957,335
     12,874    Sanofi-Synthelabo SA                  Drugs                                                          844,679
     45,175    Suez Lyonnaise des Eaux SA            Water Utilities                                              1,453,310
     10,412    Total Fina Elf SA                     Oil & Gas Exploration/Production                             1,457,962
     19,163    Valeo SA                              Auto Parts & Equipment                                         773,691
     23,214    Vivendi                               Services-Commercial & Consumer                               1,353,102
               Total France                                                                                      10,461,286
---------------------------------------------------------------------------------------------------------------------------------------

Germany (6.8%)
---------------------------------------------------------------------------------------------------------------------------------------
      5,169    Allianz AG*                           Life & Health Insurance                                      1,517,179
     17,244    DaimlerChrysler AG                    Automotive                                                     791,250
     21,414    E.On AG                               Manufacturing-Diversified                                    1,113,122
      4,254    Muenchener Rueckvericherungs-
               Gesellschaft AG*                      Property & Casualty Insurance                                1,193,871
               Total Germany                                                                                      4,615,422
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Hong Kong (6.3%)
---------------------------------------------------------------------------------------------------------------------------------------
    243,500    China Mobile, Ltd.*                   Telephone-Cellular & Wireless                               $1,286,245
    598,000    China Unicom, Ltd.*                   Telephone-Cellular & Wireless                                1,042,720
     60,700    Hutchison Whampoa, Ltd.               Financial-Diversified                                          612,868
     75,000    MTR Corporation                       Railroads                                                      128,372
    133,000    Sun Hung Kai Properties               Investment Bank/Broker                                       1,197,914
               Total Hong Kong                                                                                    4,268,119
---------------------------------------------------------------------------------------------------------------------------------------

Italy (6.5%)
---------------------------------------------------------------------------------------------------------------------------------------
    325,328    Banca Nazionale del Lavoro            Banks-Major Regional                                         1,019,060
    115,302    ENI SpA                               Oil & Gas-Exploration & Production                           1,405,640
     30,511    Fiat SpA                              Automotive                                                     596,685
     90,335    Mediaset SpA                          TV, Radio, Cable                                               760,184
    125,623    Telecom Italia Mobile SpA             Telephone-Cellular & Wireless                                  640,239
               Total Italy                                                                                        4,421,808
---------------------------------------------------------------------------------------------------------------------------------------

Japan (20.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     83,000    Bridgestone Corporation               Auto Parts & Equipment                                         868,496
     18,000    Canon, Inc.                           Communications Equipment                                       727,415
     36,000    Fujitsu, Ltd.                         Communications Equipment                                       378,140
     37,000    Kao Corporation                       Personal Care                                                  919,693
        236    Mizuho Holdings, Inc.                 Financial-Diversified                                        1,097,537
      9,300    Murata Manufacturing
               Company, Ltd.                         Electronic Component Distributors                              618,183
         77    NTT DoCoMo                            Telephone-Cellular & Wireless                                1,339,768
    219,000    Nissan Motor Company, Ltd.            Auto Parts & Equipment                                       1,511,912
     62,000    Nomura Securities Company, Ltd.       Financial-Diversified                                        1,188,143
      5,500    Rohm Company, Ltd.                    Semiconductors                                                 854,665
     87,000    Sharp Corporation                     Electronic Instruments                                       1,185,898
     18,000    Shin-Etsu Chemical Company, Ltd.      Chemicals                                                      661,024
      3,110    Shohkoh Fund & Company, Ltd.*         Financial-Diversified                                          508,211
     23,040    Takeda Chemical Industries, Ltd.      Pharmaceuticals                                              1,071,494
      5,200    Takefuji Corporation                  Financial-Diversified                                          472,403
      6,000    Yamanouchi Pharmaceutical
               Company, Ltd.                         Pharmaceuticals                                                168,383
               Total Japan                                                                                       13,571,365
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Netherlands (13.1%)
---------------------------------------------------------------------------------------------------------------------------------------
      9,981    Gucci Group NV                        Retail-Specialty Apparel                                      $835,909
     56,102    Koninklijke Ahold NV                  Retail-Food Chains                                           1,757,343
     39,496    Koninklijke (Royal) Philips
               Electronics NV                        Electronic Component Distributors                            1,046,918
    129,924    Royal KPN NV                          Telephone                                                      736,955
     32,545    Unilever NV                           Foods                                                        1,950,716
     44,610    Verenigde Nederlands
               Uitgeversbedrijven Verenigd Bezit     Publishing                                                   1,510,667
     37,219    Wolters Kluwer NV                     Publishing                                                   1,000,426
               Total Netherlands                                                                                  8,838,934
---------------------------------------------------------------------------------------------------------------------------------------

Singapore (1.1%)
---------------------------------------------------------------------------------------------------------------------------------------
    100,000    DBS Group Holdings, Ltd.              Banks-Major Regional                                           735,456
               Total Singapore                                                                                      735,456
---------------------------------------------------------------------------------------------------------------------------------------

South Korea (3.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     30,526    Korea Telecom Corporation ADR         Telephone-Cellular & Wireless                                  670,962
     17,134    Pohang Iron & Steel
               Company, Ltd. ADR*                    Steel                                                          337,882
     25,119    SK Telecom Company, Ltd. ADR          Telephone-Cellular & Wireless                                  424,511
      8,342    Samsung Electronics GDR*              Electronic Component Distributors                              652,762
               Total South Korea                                                                                  2,086,117
---------------------------------------------------------------------------------------------------------------------------------------

Spain (1.4%)
---------------------------------------------------------------------------------------------------------------------------------------
    56,827     Repsol YPF SA                         Oil and Gas Exploration                                        938,136
               Total Spain                                                                                          938,136
---------------------------------------------------------------------------------------------------------------------------------------

Sweden (0.8%)
---------------------------------------------------------------------------------------------------------------------------------------
    105,451    Telefonaktiebolaget
               LM Ericsson AB                        Telephone-Cellular & Wireless                                  576,420
---------------------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                         576,420
---------------------------------------------------------------------------------------------------------------------------------------

Turkey (0.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     20,112    Turkcell Iletisim Hizmet ADR          Telephone                                                       56,314
               Total Turkey                                                                                          56,314
---------------------------------------------------------------------------------------------------------------------------------------

United Kingdom (18.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     31,169    AstraZeneca Group plc                 Pharmaceuticals                                              1,448,854
    334,811    BAE SYSTEMS plc                       Aerospace/Defense                                            1,602,243
    151,196    British Telecommunications*           Telephone-Cellular & Wireless                                  950,557
     44,087    British Airways plc                   Aerospace/Defense                                              213,304
     48,046    Colt Telecom Group plc*               Telephone-Cellular & Wireless                                  332,470
    137,358    Diageo plc                            Beverages-Non-Alcoholic                                      1,504,949
     55,652    GlaxoSmithKline plc                   Pharmaceuticals                                              1,559,978
    103,667    HSBC Holdings plc                     Banks-Regional                                               1,226,945
    196,672    Marks & Spencer plc                   Retail-Discounters                                             724,727
     52,550    Railtrack Group plc                   Railroads                                                      245,751
    169,049    Reed International plc                Publishing                                                   1,497,903
     70,162    Somerfield plc*                       Retail-Food Chains                                             129,025
    507,574    Vodafone Group plc                    Telephone-Cellular & Wireless                                1,120,803
               Total United Kingdom                                                                              12,557,509
---------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
               Total Common Stocks
               (cost basis $80,983,570)                                                                          64,420,319
---------------------------------------------------------------------------------------------------------------------------------------

Principal
Amount/        Short-Term                                              Interest         Maturity                  Market
Shares         Investments (5.8%)                                      Rate/1/          Date                      Value
---------------------------------------------------------------------------------------------------------------------------------------

   $800,000    CDC Commerical Paper Corporation                       4.120%            7/2/2001                   $799,817
  3,000,000    Merrill Lynch & Company, Inc.                          4.120             7/2/2001                  2,999,313
    106,735    Fidelity Domestic Portfolio Class III                  3.430                                         106,735

                                                                  Total Short-Term Investments
(amortized cost $3,905,865)                                       3,905,865
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                                  Total Investments (101.0%)
                                                                  (amortized cost basis $84,889,435)             68,326,184
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                                  Other Assets, Less Liabilities (-1.0%)          (694,836)
---------------------------------------------------------------------------------------------------------------------------------------

                                                                  Net Assets (100.0%)                           $67,631,348
---------------------------------------------------------------------------------------------------------------------------------------

* Non-income producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

                                      See page 139 for a complete discussion of investment terms.

                                                     AAL Capital Growth Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Basic Materials (0.2%)
---------------------------------------------------------------------------------------------------------------------------------------
       300  Corn Products International, Inc.          $9,600
     1,100  Eastman Chemical Company                   52,393
            Total Basic Materials                     61,993
---------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (6.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,600  Dover Corporation                          97,890
    23,700  General Electric Company                1,155,375
     4,300  Herman Miller, Inc.                       104,060
     2,000  Honeywell International, Inc.              69,980
       700  PACCAR, Inc.                               35,994
     2,800  United Technologies Corporation           205,128
            Total Capital Goods                    1,668,427
---------------------------------------------------------------------------------------------------------------------------------------

Communication Services (2.3%)
---------------------------------------------------------------------------------------------------------------------------------------
       104  MCI Group*                                  1,674
     6,100  SBC Communications, Inc.                  244,366
     1,800  Sprint FON Corporation                     38,448
       900  Sprint PCS Group*                          21,735
     4,700  Verizon Communications, Inc.              251,450
     3,100  WorldCom Group*                            46,376
            Total Communication Services             604,049
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (7.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,300  Family Dollar Stores, Inc.                 58,949
     2,300  Gannett Company, Inc.                     151,570
     9,400  Harley-Davidson, Inc.                     442,552
     3,000  New York Times Company                    126,000
     1,600  Starwood Hotels & Resorts
            Worldwide, Inc.                            59,648
    14,500  Tiffany & Company                         525,190
     1,900  Tribune Company                            76,019
    10,300  Wal-Mart Stores, Inc.                     502,640
            Total Consumer Cyclicals               1,942,568
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (21.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,800  Adelphia Communications
            Corporation*                               73,800
     2,700  Alberto-Culver Company                    113,508
     7,500  AOL Time Warner, Inc.*                    397,500
     1,800  Cablevision Systems Corporation*          105,300
    21,000  Comcast Corporation*                      911,400
    21,000  Cox Communications, Inc.*                 930,300
       800  Dean Foods Company                         32,160
     8,700  General Mills, Inc.                       380,886
     2,600  Kimberly-Clark Corporation                145,340
    23,700  Liberty Media Corporation*                414,513
     3,600  MediaOne Group, Inc. Convertible
            Securities                                 96,840
    11,600  Philip Morris Companies, Inc.             588,700
       950  Rainbow Media Group*                       24,510
     3,800  Safeway, Inc.*                            182,400
    26,500  Walgreen Company                          904,975
     8,300  Walt Disney Company*                      239,787
            Total Consumer Staples                 5,541,919
---------------------------------------------------------------------------------------------------------------------------------------

Energy (10.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,700  BJ Services Company*                      105,006
     4,400  BP plc ADR                                219,340
     3,100  Burlington Resources, Inc.                123,845
     1,600  Chevron Corporation                       144,800
     2,900  ENSCO International, Inc.                  67,860
    14,100  EOG Resources, Inc.                       501,255
     7,600  Exxon Mobil Corporation                   663,860
     1,900  Global Marine, Inc.*                       35,397
     2,600  Halliburton Company                        92,560
     3,900  Nabors Industries, Inc.*                  145,080
     3,400  Noble Drilling Corporation*               111,350
     4,800  Precision Drilling Corporation*           149,952
     5,100  Royal Dutch Petroleum
            Company ADR                               297,177
     1,700  Smith International, Inc.*                101,830
            Total Energy                           2,759,312
---------------------------------------------------------------------------------------------------------------------------------------

Financials (19.3%)
---------------------------------------------------------------------------------------------------------------------------------------
     8,400  American Express Company                  325,920
    13,500  American International Group, Inc.      1,161,000
     4,200  Bank of America Corporation               252,126
     4,900  CIGNA Corporation                         469,518
     9,900  Citigroup, Inc.                           523,116
     4,800  Fannie Mae                                408,720
     3,500  Household International, Inc.             233,450
    10,100  J.P. Morgan Chase & Company               450,460
     6,700  MBNA Corporation                          220,765
     3,700  MGIC Investment Corporation               268,768
     5,000  Morgan Stanley Dean Witter &
            Company                                   321,150
     6,700  National City Corporation                 206,226
     1,300  Northern Trust Corporation                 81,250
     2,700  State Street Corporation                  133,623
            Total Financials                       5,056,092
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (10.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,500  Elan Corporation plc ADR*                 152,500
     8,900  Johnson & Johnson                         445,000
     2,900  Medtronic, Inc.                           133,429
    10,500  Merck & Company, Inc.                     671,055
    23,600  Pfizer, Inc.                              945,180
     4,600  Schering-Plough Corporation               166,704
     2,200  WellPoint Health Networks, Inc.*          207,328
            Total Health Care                      2,721,196
---------------------------------------------------------------------------------------------------------------------------------------

Technology (18.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    37,600  ADC Telecommunications, Inc.*             248,160
    12,500  Agere Systems, Inc.*                       93,750
       500  Agilent Technologies, Inc.*                16,250
     1,800  Applied Materials, Inc.*                   88,380
     1,400  Arrow Electronics, Inc.*                   34,006
    10,500  Automatic Data Processing, Inc.           521,850
    15,700  Cisco Systems, Inc.*                      285,740
     1,600  Computer Sciences Corporation*             55,360
     5,900  Dell Computer Corporation*                153,105
     4,800  EMC Corporation*                          139,440
     4,400  First Data Corporation                    282,700
     2,000  Gateway, Inc.*                             32,900
     2,000  Global Payments, Inc.                      60,200
     4,300  Hewlett-Packard Company                   122,980
    14,600  Intel Corporation                         427,050
     4,200  International Business Machines
            Corporation                               474,600
    12,200  Microsoft Corporation*                    885,720
     8,300  Motorola, Inc.                            137,448
     2,500  NDCHealth                                  81,000
    12,400  Oracle Corporation*                       235,600
     7,000  Sun Microsystems, Inc.*                   110,040
     7,500  Tellabs, Inc.*                            144,600
     3,900  Texas Instruments, Inc.                   122,850
            Total Technology                       4,753,729
---------------------------------------------------------------------------------------------------------------------------------------

Transportation (0.1%)
---------------------------------------------------------------------------------------------------------------------------------------
       600  CNF, Inc.                                  16,950
            Total Transportation                      16,950
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (0.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,600  Entergy Corporation                        61,424
            Total Utilities                           61,424
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $25,791,009)              25,187,659
---------------------------------------------------------------------------------------------------------------------------------------

  Principal         Short-Term                                                      Interest          Maturity       Market
  Amount            Investments (5.9%)                                               Rate/1/            Date          Value
---------------------------------------------------------------------------------------------------------------------------------------

  $451,000          Countrywide Home Loans, Inc.                                      4.100%          7/5/2001       $450,743
   534,000          Eaglefunding Capital Corporation                                  4.730           7/2/2001        533,883
   574,000          General Electric Capital Corporation                              3.790           7/3/2001        573,819

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Investments
                                                              (amortized cost basis $1,558,445)                    1,558,445
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (102.1%)
                                                              (amortized cost basis $27,349,454)                  26,746,104
---------------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities (-2.1%)                        (560,607)
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Net Assets (100.0%)                                $26,185,497
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

                                               See page 139 for a complete discussion of investment terms.

                                                   AAL Large Company Index Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio strives for investment results that approximate the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.
---------------------------------------------------------------------------------------------------------------------------------------

Basic Materials (2.6%)
---------------------------------------------------------------------------------------------------------------------------------------
    17,200  Air Products and Chemicals, Inc.         $786,900
    24,000  Alcan, Inc.                             1,008,480
    64,664  Alcoa, Inc.                             2,547,762
     5,969  Allegheny Technologies, Inc.              107,979
    46,846  Archer Daniels Midland Company            608,998
    29,300  Barrick Gold Corporation                  443,895
     4,000  Bemis Company, Inc.                       160,680
     4,300  Boise Cascade Corporation                 151,231
    67,093  Dow Chemical Company                    2,230,842
     5,800  Eastman Chemical Company                  276,254
     9,600  Ecolab, Inc.                              393,312
    78,111  E.I. du Pont de Nemours
            and Company                             3,768,075
     9,500  Engelhard Corporation                     245,005
     2,400  FMC Corporation*                          164,544
    10,700  Freeport-McMoRan Copper &
            Gold, Inc.*                               118,235
    16,724  Georgia-Pacific Group                     566,107
     3,700  Great Lakes Chemical Corporation          114,145
     7,500  Hercules, Inc.*                            84,750
    19,700  Homestake Mining Company*                 152,675
    13,600  Inco, Ltd.*                               234,736
     7,100  International Flavors &
            Fragrances, Inc.                          178,423
    36,071  International Paper Company             1,287,735
     7,800  Louisiana-Pacific Corporation              91,494
     7,400  Mead Corporation                          200,836
    14,248  Newmont Mining Corporation                265,155
     5,800  Nucor Corporation                         283,562
    11,400  Pactiv Corporation*                       152,760
     5,870  Phelps Dodge Corporation                  243,605
    24,500  Placer Dome, Inc.                         240,100
     2,100  Potlatch Corporation                       72,261
    12,700  PPG Industries, Inc.                      667,639
    12,100  Praxair, Inc.                             568,700
    16,313  Rohm and Haas Company                     536,698
     5,700  Sigma-Aldrich Corporation                 220,134
     3,700  Temple-Inland, Inc.                       197,173
     6,600  USX-U.S. Steel Group                      132,990
     7,600  Vulcan Materials Company                  408,500
     7,500  Westvaco Corporation                      182,175
    16,200  Weyerhaeuser Company                      890,514
     8,400  Willamette Industries, Inc.               415,800
     5,900  Worthington Industries, Inc.               80,240
            Total Basic Materials                 21,481,099
---------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (9.4%)
---------------------------------------------------------------------------------------------------------------------------------------
    14,400  Allied Waste Industries, Inc.*            268,992
    14,600  American Power Conversion
            Corporation*                              229,950
     8,300  Avery Dennison Corporation                423,715
     2,100  Ball Corporation                           99,876
    65,460  Boeing Company                          3,639,576
    25,800  Caterpillar, Inc.                       1,291,290
     7,000  Cooper Industries, Inc.                   277,130
     4,450  Crane Company                             137,950
     3,100  Cummins, Inc.                             119,970
    10,700  Danaher Corporation                       599,200
    17,400  Deere & Company                           658,590
    15,300  Dover Corporation                         576,045
     5,200  Eaton Corporation                         364,520
    32,100  Emerson Electric Company                1,942,050
     6,000  Fluor Corporation                         270,900
    15,100  General Dynamics Corporation            1,174,931
   743,900  General Electric Company               36,265,125
     7,800  Goodrich Corporation                      296,244
    60,775  Honeywell International, Inc.           2,126,517
    22,800  Illinois Tool Works, Inc.               1,443,240
    12,050  Ingersoll-Rand Company                    496,460
     6,600  ITT Industries, Inc.                      292,050
    14,300  Jabil Circuit, Inc.*                      441,298
     6,600  Johnson Controls, Inc.                    478,302
    32,400  Lockheed Martin Corporation             1,200,420
     4,500  McDermott International, Inc.*             52,425
     3,600  Millipore Corporation                     223,128
    29,700   Minnesota Mining and
---------------------------------------------------------------------------------------------------------------------------------------
            Manufacturing Company                   3,388,770
    14,600  Molex, Inc.                               533,338
     3,000  National Service Industries, Inc.          67,710
     4,400  Navistar International Corporation*       123,772
     6,400  Northrop Grumman Corporation              512,640
     5,800  PACCAR, Inc.                              298,236
     8,900  Pall Corporation                          209,417
    18,600  Pitney Bowes, Inc.                        783,432
     5,500  Power-One, Inc.*                           91,520
    26,600  Raytheon Company                          706,230
    13,700  Rockwell International Corporation        522,244
    23,900  Sanmina Corporation*                      559,499
     6,276  Sealed Air Corporation*                   233,781
    48,600  Solectron Corporation*                    889,380
    16,900  Symbol Technologies, Inc.                 375,180
    10,600  Textron, Inc.                             583,424
    13,300  Thermo Electron Corporation*              292,866
     4,300  Thomas & Betts Corporation                 94,901
     4,100  Timken Company                             69,454
   145,107  Tyco International, Ltd.                7,908,332
    35,300  United Technologies Corporation         2,586,078
    46,699  Waste Management, Inc.*                 1,439,263
            Total Capital Goods                   77,659,361
---------------------------------------------------------------------------------------------------------------------------------------

Communication Services (5.6%)
---------------------------------------------------------------------------------------------------------------------------------------
    23,500  ALLTEL Corporation                      1,439,610
   258,364  AT&T Corporation                        5,684,008
   140,400  BellSouth Corporation                   5,653,908
    10,500  CenturyTel, Inc.                          318,150
    19,800  Citizens Communications Company*          238,194
    65,690  Global Crossing, Ltd.*                    567,561
    57,000  Nextel Communications, Inc.*              997,500
   124,272  Qwest Communications
            International, Inc.                     3,960,549
   252,260  SBC Communications, Inc.               10,105,536
    66,200  Sprint FON Group                        1,414,032
    70,000  Sprint PCS Group*                       1,690,500
   202,596  Verizon Communications, Inc.           10,838,886
   216,173  WorldCom Group*                         3,233,948
            Total Communication Services          46,142,382
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (8.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     4,700  American Greetings Corporation             51,700
     8,400  AutoZone, Inc.*                           315,000
    21,600  Bed Bath & Beyond, Inc.*                  648,000
    15,700  Best Buy Company, Inc.*                   997,264
     8,400  Big Lots, Inc.*                           114,912
     6,100  Black & Decker Corporation                240,706
     6,500  Brunswick Corporation                     156,195
    43,600  Carnival Corporation                    1,338,520
    63,460  Cendant Corporation*                    1,237,470
     4,400  Centex Corporation                        179,300
    12,700  Cintas Corporation                        587,375
    15,200  Circuit City Group                        273,600
    12,500  Convergys Corporation*                    378,125
     5,400  Cooper Tire & Rubber Company               76,680
    33,800  Costco Wholesale Corporation*           1,388,504
    11,066  Dana Corporation                          258,280
    41,594  Delphi Automotive Systems
            Corporation                               662,592
     6,300  Dillard's, Inc.                            96,201
    24,715  Dollar General Corporation                481,943
     6,500  Dow Jones & Company, Inc.                 388,115
    14,900  Federated Department Stores, Inc.*        633,250
   136,900  Ford Motor Company                      3,360,895
    19,900  Gannett Company, Inc.                   1,311,410
    64,162  Gap, Inc.                               1,860,698
    41,100  General Motors Corporation              2,644,785
    12,700  Genuine Parts Company                     400,050
    11,600  Goodyear Tire & Rubber Company            324,800
     6,900  H&R Block, Inc.                           445,395
     5,700  Harcourt General, Inc.                    331,683
    22,700  Harley-Davidson, Inc.                   1,068,716
     8,600  Harrah's Entertainment, Inc.*             303,580
    12,850  Hasbro, Inc.                              185,683
    27,600  Hilton Hotels Corporation                 320,160
   174,800  Home Depot, Inc.                        8,136,940
    21,800  IMS Health, Inc.                          621,300
    27,800  Interpublic Group of Companies, Inc.      815,930
    19,400  J.C. Penney Company, Inc.                 511,384
     3,300  Kaufman and Broad Home
            Corporation                                99,561
    36,100  Kmart Corporation*                        414,067
     5,500  Knight Ridder, Inc.                       326,150
    25,000  Kohl's Corporation*                     1,568,250
    14,400  Leggett & Platt, Inc.                     317,232
    31,904  Limited, Inc.                             527,054
     4,000  Liz Claiborne, Inc.                       201,800
    28,900  Lowe's Companies, Inc.                  2,096,695
    18,300  Marriott International, Inc.              866,322
    34,200  Masco Corporation                         853,632
    32,250  Mattel, Inc.*                             610,170
    22,300  May Department Stores Company             763,998
     5,400  Maytag Corporation                        158,004
    14,700  McGraw-Hill Companies, Inc.               972,405
     3,700  Meredith Corporation                      132,497
    20,400  NIKE, Inc.                                856,596
    12,000  New York Times Company                    504,000
    10,000  Nordstrom, Inc.                           185,500
    21,700  Office Depot, Inc.*                       225,246
    13,900  Omnicom Group, Inc.                     1,195,400
     3,200  Pulte Homes, Inc.                         136,416
    13,700  RadioShack Corporation                    417,850
     4,300  Reebok International, Ltd.*               137,385
    24,700  Sears, Roebuck & Company                1,045,057
    11,700  Sherwin-Williams Company                  259,740
     4,300  Snap-on, Inc.                             103,888
     6,400  Stanley Works                             267,968
    34,150  Staples, Inc.*                            546,059
    14,700  Starwood Hotels & Resorts
            Worldwide, Inc.                           548,016
    67,300  Target Corporation                      2,328,580
    10,800  Tiffany & Company                         391,176
    20,800  TJX Companies, Inc.                       662,896
     8,000  TMP Worldwide, Inc.*                      472,880
    14,500  Toys "R" Us, Inc.*                        358,875
    22,400  Tribune Company                           896,224
     9,400  TRW, Inc.                                 385,400
     8,200  VF Corporation                            298,316
     9,793  Visteon Corporation                       179,995
   334,900  Wal-Mart Stores, Inc.                  16,343,120
     5,000  Whirlpool Corporation                     312,500
            Total Consumer Cyclicals              72,114,061
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (12.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,800  Adolph Coors Company                      140,504
     4,300  Alberto-Culver Company                    180,772
    30,077  Albertson's, Inc.                         902,009
    67,400  Anheuser-Busch Companies, Inc.          2,776,880
   331,850  AOL Time Warner, Inc.*                 17,588,050
    17,800  Avon Products, Inc.                       823,784
     5,200  Brown-Foreman Corporation,
            Class B                                   332,488
    30,300  Campbell Soup Company                     780,225
    33,475  Cardinal Health, Inc.                   2,309,775
    44,000  Clear Channel Communications,
            Inc.*                                   2,758,800
    17,700  Clorox Company                            599,145
   186,300  Coca-Cola Company                       8,383,500
    31,100  Coca-Cola Enterprises, Inc.               508,485
    42,100  Colgate-Palmolive Company               2,483,479
    70,800  Comcast Corporation*                    3,072,720
    40,200  ConAgra Foods, Inc.                       796,362
    29,600  CVS Corporation                         1,142,560
     8,800  Darden Restaurants, Inc.                  245,520
     5,000  Deluxe Corporation                        144,500
    11,500  Fortune Brands, Inc.                      441,140
    21,400  General Mills, Inc.                       936,892
    78,800  Gillette Company                        2,284,412
    10,300  Hershey Foods Corporation                 635,613
    26,200  H.J. Heinz Company                      1,071,318
    30,100  Kellogg Company                           872,900
    39,992  Kimberly-Clark Corporation              2,235,553
    60,500  Kroger Company*                         1,512,500
    96,700  McDonald's Corporation*                 2,616,702
    21,242  McKesson HBOC, Inc.                       788,503
    19,673  Newell Rubbermaid, Inc.                   493,792
    10,800  Pepsi Bottling Group, Inc.                433,080
   109,700  PepsiCo, Inc.                           4,848,740
   164,800  Philip Morris Companies, Inc.           8,363,600
    97,000  Procter & Gamble Company                6,188,600
     9,900  Quaker Oats Company                       903,375
    23,200  Ralston Purina Company                    696,464
    13,100  Robert Half International, Inc.*          326,059
     8,500  R.R. Donnelley & Sons Company             252,450
    38,000  Safeway, Inc.*                          1,824,000
    58,600  Sara Lee Corporation                    1,109,884
    28,200  Starbucks Corporation*                    648,600
     9,900  SUPERVALU, Inc.                           173,745
    50,100  SYSCO Corporation                       1,360,215
    11,020  TRICON Global Restaurants, Inc.*          483,778
     4,300  Tupperware Corporation                    100,749
    42,971  Unilever N.V.                           2,559,783
    15,700  Univision Communications, Inc.*           671,646
    12,200  UST, Inc.                                 352,092
   133,344  Viacom, Inc., Class B*                  6,900,552
    76,200  Walgreen Company                        2,602,230
   156,447  Walt Disney Company*                    4,519,754
     8,500  Wendy's International, Inc.               217,090
    10,500  Winn-Dixie Stores, Inc.                   274,365
    17,000  Wm. Wrigley Jr. Company                   796,450
            Total Consumer Staples               106,466,184
---------------------------------------------------------------------------------------------------------------------------------------

Energy (6.6%)
---------------------------------------------------------------------------------------------------------------------------------------
     6,700  Amerada Hess Corporation                  541,360
    18,886  Anadarko Petroleum Corporation          1,020,411
     9,400  Apache Corporation*                       477,050
     5,200  Ashland, Inc.                             208,520
    25,000  Baker Hughes, Inc.                        837,500
    15,935  Burlington Resources, Inc.                636,603
    48,100  Chevron Corporation                     4,353,050
    46,507  Conoco, Inc., Class B                   1,344,052
     9,700  Devon Energy Corporation                  509,250
     8,500  EOG Resources, Inc.                       302,175
   258,404  Exxon Mobil Corporation                22,571,589
    32,200  Halliburton Company                     1,146,320
     7,124  Kerr-McGee Corporation                    472,108
    11,000  Nabors Industries, Inc.*                  409,200
     9,900  Noble Drilling Corporation*               324,225
    27,700  Occidental Petroleum Corporation          736,543
    19,200  Phillips Petroleum Company              1,094,400
     7,700  Progress Energy, Inc. (CVO)*                    0
     7,000  Rowan Companies, Inc.*                    154,700
   160,600  Royal Dutch Petroleum
            Company ADR                             9,358,162
    43,100  Schlumberger, Ltd.                      2,269,215
     6,100  Sunoco, Inc.                              223,443
    41,300  Texaco, Inc.                            2,750,580
    11,600  Tosco Corporation                         510,980
    23,911  Transocean Sedco Forex, Inc.              986,329
    18,100  Unocal Corporation                        618,115
    23,100  USX-Marathon Group                        681,681
            Total Energy                          54,537,561
---------------------------------------------------------------------------------------------------------------------------------------

Financials (18.0%)
---------------------------------------------------------------------------------------------------------------------------------------
    39,200  AFLAC, Inc.                             1,234,408
    54,382  Allstate Corporation                    2,392,264
     8,000  Ambac Financial Group, Inc.               465,600
    99,100  American Express Company                3,845,080
    37,524  American General Corporation            1,742,990
   174,604  American International Group,
            Inc.                                   15,015,944
    27,350  AmSouth Bancorporation                    505,702
    19,525  Aon Corporation                           683,375
   120,089  Bank of America Corporation             7,208,943
    55,200  Bank of New York Company, Inc.          2,649,600
    87,253  BANK ONE Corporation                    3,123,657
    30,400  BB&T Corporation                        1,115,680
     7,931  Bear Stearns Companies, Inc.              467,691
    15,700  Capital One Financial Corporation         942,000
   103,525  Charles Schwab Corporation              1,583,932
    15,295  Charter One Financial, Inc.               487,911
    13,200  Chubb Corporation                       1,022,076
    11,300  CIGNA Corporation                       1,082,766
    12,100  Cincinnati Financial Corporation          477,950
   376,639  Citigroup, Inc.                        19,901,605
    13,450  Comerica, Inc.                            774,720
    24,807  Conseco, Inc.*                            338,615
     8,900  Countrywide Credit Industries, Inc.       408,332
    75,000  Fannie Mae                              6,386,250
    43,194  Fifth Third Bancorp                     2,593,800
    73,432  First Union Corporation                 2,565,714
    81,279  FleetBoston Financial Corporation       3,206,457
    19,900  Franklin Resources, Inc.                  910,823
    51,900  Freddie Mac                             3,633,000
    11,900  Golden West Financial Corporation         764,456
    17,800  Hartford Financial Services
            Group, Inc.                             1,217,520
    34,786  Household International, Inc.           2,320,226
    18,771  Huntington Bancshares, Inc.               306,906
    11,400  Jefferson-Pilot Corporation               550,848
    23,200  John Hancock Financial Services,
            Inc.                                      934,032
   148,748  J.P. Morgan Chase & Company             6,634,161
    31,500  KeyCorp                                   820,575
    18,500  Lehman Brothers Holdings, Inc.          1,438,375
    14,100  Lincoln National Corporation              729,675
    14,800  Loews Corporation                         953,564
    20,650  Marsh & McLennan Companies,
            Inc.                                    2,085,650
    11,150  MBIA, Inc.                                620,832
    63,668  MBNA Corporation                        2,097,861
    35,900  Mellon Financial Corporation            1,651,400
    63,000  Merrill Lynch & Company, Inc.           3,732,750
    56,000  MetLife, Inc.*                          1,734,880
     8,100  MGIC Investment Corporation               588,384
    11,600  Moody's Corporation                       388,600
    83,350  Morgan Stanley Dean Witter &
            Company                                 5,353,570
    44,800  National City Corporation               1,378,944
    16,700  Northern Trust Corporation              1,043,750
    21,700  PNC Financial Services Group, Inc.      1,427,643
     5,600  Progressive Corporation                   757,064
    21,500  Providian Financial Corporation         1,272,800
    17,000  Regions Financial Corporation             544,000
     9,500  SAFECO Corporation                        280,250
    25,200  SouthTrust Corporation                    655,200
    24,500  State Street Corporation                1,212,505
    16,400  Stilwell Financial, Inc.                  550,384
    16,146  St. Paul Companies, Inc.                  818,441
    21,900  SunTrust Banks, Inc.                    1,418,682
    21,700  Synovus Financial Corporation             680,946
     9,400  Torchmark Corporation                     377,974
     9,034  T. Rowe Price Group, Inc.                 337,781
    10,300  Union Planters Corporation                449,080
    18,024  UNUMProvident                             578,931
    12,300  USA Education, Inc.                       897,900
   142,585  U.S. Bancorp                            3,249,512
    15,800  Wachovia Corporation                    1,124,170
    65,743  Washington Mutual, Inc.                 2,468,649
   128,600  Wells Fargo & Company                   5,970,898
     7,000  Zions Bancorporation                      413,000
            Total Financials                     149,599,654
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (12.3%)
---------------------------------------------------------------------------------------------------------------------------------------
   116,000  Abbott Laboratories                     5,569,160
    10,649  Aetna, Inc.*                              275,489
     9,900  Allergan, Inc.                            846,450
    98,500  American Home Products
            Corporation                             5,756,340
    78,200  Amgen, Inc.*                            4,745,176
    15,800  Applera Corporation                       422,650
     4,000  Bausch & Lomb, Inc.                       144,960
    44,500  Baxter International, Inc.              2,180,500
    19,200  Becton, Dickinson and Company             687,168
    11,200  Biogen, Inc.*                             608,832
    13,500  Biomet, Inc.*                             648,810
    29,700  Boston Scientific Corporation*            504,900
   145,600  Bristol-Myers Squibb Company            7,614,880
    14,300  Chiron Corporation*                       729,300
     3,800  C.R. Bard, Inc.                           216,410
    84,200  Eli Lilly and Company                   6,230,800
    13,200  Forest Laboratories, Inc.*                937,200
    22,900  Guidant Corporation*                      824,400
    40,400  HCA - The Healthcare Company            1,825,676
    28,800  HEALTHSOUTH Corporation*                  459,936
    12,700  Humana, Inc.*                             125,095
   226,840  Johnson & Johnson                      11,342,000
    12,900  King Pharmaceuticals, Inc.*               693,375
     7,700  Manor Care, Inc.*                         244,475
    16,000  MedImmune, Inc.*                          755,200
    90,700  Medtronic, Inc.                         4,173,107
   171,800  Merck & Company, Inc.                  10,979,738
   472,775  Pfizer, Inc.                           18,934,639
    97,456  Pharmacia Corporation                   4,478,103
     8,700  Quintiles Transnational
            Corporation*                              219,675
   109,500  Schering-Plough Corporation             3,968,280
     6,421  St. Jude Medical, Inc.*                   385,260
    14,800  Stryker Corporation                       811,780
    24,400  Tenet Healthcare Corporation*           1,258,796
    23,800  UnitedHealth Group, Inc.                1,469,650
     8,000  Watson Pharmaceuticals, Inc.*             493,120
     4,800  WellPoint Health Networks, Inc.*          452,352
            Total Health Care                    102,013,682
---------------------------------------------------------------------------------------------------------------------------------------

Technology (19.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    57,600  ADC Telecommunications, Inc.*             380,160
    18,000  Adobe Systems, Inc.                       846,000
    25,500  Advanced Micro Devices, Inc.*             736,440
    34,015  Agilent Technologies, Inc.*             1,105,488
    28,700  Altera Corporation*                       832,300
    27,100  Analog Devices, Inc.*                   1,172,075
     6,075  Andrew Corporation*                       112,084
    26,100  Apple Computer, Inc.*                     606,825
    60,900  Applied Materials, Inc.*                2,990,190
    22,500  Applied Micro Circuits Corporation*       387,000
     4,000  Autodesk, Inc.                            149,200
    46,900  Automatic Data Processing, Inc.         2,330,930
    20,776  Avaya, Inc.*                              284,631
    18,200  BMC Software, Inc.*                       410,228
    19,500  Broadcom Corporation*                     833,820
    19,300  BroadVision, Inc.*                         96,500
    14,100  Cabletron Systems, Inc.*                  322,185
   548,100  Cisco Systems, Inc.*                    9,975,420
    13,800  Citrix Systems, Inc.*                     481,620
   126,193  Compaq Computer Corporation             1,954,730
    43,012  Computer Associates
            International, Inc.                     1,548,432
    12,600  Computer Sciences Corporation*            435,960
    27,500  Compuware Corporation*                    384,725
    12,900  Comverse Technology, Inc.*                743,298
    18,100  Concord EFS, Inc.*                        941,381
    18,500  Conexant Systems, Inc.*                   165,575
    69,300  Corning, Inc.                           1,158,003
   194,700  Dell Computer Corporation*              5,052,465
    21,800  Eastman Kodak Company                   1,017,624
    35,100  Electronic Data Systems
            Corporation                             2,193,750
   165,186  EMC Corporation*                        4,798,653
    10,600  Equifax, Inc.                             388,808
    29,400  First Data Corporation                  1,888,950
     9,400  Fiserv, Inc.*                             601,412
    23,800  Gateway, Inc.*                            391,510
   145,400  Hewlett-Packard Company                 4,158,440
   503,600  Intel Corporation                      14,730,300
   130,200  International Business Machines
            Corporation                            14,712,600
    15,700  Intuit, Inc.*                             627,843
    98,200  JDS Uniphase Corporation*               1,252,050
    14,000  KLA-Tencor Corporation*                   818,580
     9,700  Lexmark International, Inc.*              652,325
    23,900  Linear Technology Corporation           1,056,858
    26,700  LSI Logic Corporation*                    501,960
   254,422  Lucent Technologies, Inc.               1,577,416
    24,700  Maxim Integrated Products, Inc.*        1,091,987
     6,200  Mercury Interactive Corporation*          371,380
    44,800  Micron Technology, Inc.*                1,841,280
   403,100  Microsoft Corporation*                 29,265,060
   164,290  Motorola, Inc.                          2,720,642
    12,700  National Semiconductor
            Corporation*                              369,824
     7,300  NCR Corporation*                          343,100
    23,900  Network Appliance, Inc.*                  327,430
   238,200  Nortel Networks Corporation             2,165,238
    22,600  Novell, Inc.*                             128,594
    10,700  Novellus Systems, Inc.*                   607,653
   420,348  Oracle Corporation*                     7,986,612
    41,500  Palm, Inc.*                               251,905
    19,300  Parametric Technology
            Corporation*                              270,007
     8,750  Parker Hannifin Corporation               371,350
    28,100  Paychex, Inc.                           1,124,000
    22,100  PeopleSoft, Inc.*                       1,087,983
     7,500  PerkinElmer, Inc.                         206,475
     6,900  QLogic Corporation*                       444,705
    56,900  QUALCOMM, Inc.*                         3,327,512
     9,949  Sabre, Inc.*                              497,450
     9,200  Sapient Corporation*                       89,700
    12,200  Scientific-Atlanta, Inc.                  495,320
    34,100  Siebel Systems, Inc.*                   1,599,290
   243,800  Sun Microsystems, Inc.*                 3,832,536
     7,000  Tektronix, Inc.*                          190,050
    30,300  Tellabs, Inc.*                            584,184
    12,900  Teradyne, Inc.*                           426,990
   130,000  Texas Instruments, Inc.                 4,095,000
    23,700  Unisys Corporation*                       348,627
    29,800  VERITAS Software Corporation*           1,982,594
    13,700  Vitesse Semiconductor Corporation*        288,248
     7,100  W.W. Grainger, Inc.                       292,236
    51,300  Xerox Corporation                         490,941
    25,000  Xilinx, Inc.*                           1,031,000
    42,100  Yahoo!, Inc.*                             841,579
            Total Technology                     159,195,226
---------------------------------------------------------------------------------------------------------------------------------------

Transportation (0.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    11,500  AMR Corporation*                          415,495
    29,092  Burlington Northern Santa Fe
            Corporation                               877,705
    15,800  CSX Corporation                           572,592
     9,300  Delta Air Lines, Inc.                     409,944
    23,060  FedEx Corporation*                        927,012
    28,800  Norfolk Southern Corporation              596,160
     4,500  Ryder System, Inc.                         88,200
    56,700  Southwest Airlines Company              1,048,383
    18,600  Union Pacific Corporation               1,021,326
     5,000  US Airways Group, Inc.*                   121,500
            Total Transportation                   6,078,317
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (3.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    40,000  AES Corporation*                        1,722,000
     9,400  Allegheny Energy, Inc.                    453,550
    10,300  Ameren Corporation                        439,810
    24,260  American Electric Power
            Company, Inc.                           1,120,084
    22,500  Calpine Corporation*                      850,500
    11,900  Cinergy Corporation                       415,905
     9,600  CMS Energy Corporation                    267,360
    15,900  Consolidated Edison, Inc.                 632,820
    12,300  Constellation Energy Group, Inc.          523,980
    18,547  Dominion Resources, Inc.                1,115,231
    12,400  DTE Energy Company                        575,856
    57,816  Duke Energy Corporation                 2,255,402
    24,500  Dynegy, Inc.                            1,139,250
    23,800  Edison International*                     265,370
    38,218  El Paso Corporation                     2,007,974
    56,000  Enron Corporation                       2,744,000
    16,600  Entergy Corporation                       637,274
    24,012  Exelon Corporation                      1,539,650
    16,600  FirstEnergy Corporation                   533,856
    13,200  FPL Group, Inc.                           794,772
     8,800  General Public Utilities Corporation      309,320
    10,100  KeySpan Corporation                       368,448
     8,600  Kinder Morgan, Inc.                       432,150
    25,257  Mirant Corporation*                       868,841
    11,600  Niagara Mohawk Holdings, Inc.*            205,204
     3,400  Nicor, Inc.                               132,532
    15,409  NiSource, Inc.                            421,128
     4,400  ONEOK, Inc.                                86,680
    28,500  Pacific Gas & Electric Company            319,200
     2,700  Peoples Energy Corporation                108,540
     6,400  Pinnacle West Capital Corporation         303,360
    11,000  PPL Corporation                           605,000
    15,520  Progress Energy, Inc.                     697,158
    15,600  Public Service Enterprise Group, Inc.     762,840
    22,273  Reliant Energy, Inc.                      717,413
    15,375  Sempra Energy                             420,353
    51,000  Southern Company                        1,185,750
    19,317  TXU Corporation                           930,886
    36,100  Williams Companies, Inc.                1,189,495
    25,405  Xcel Energy, Inc.                         722,772
            Total Utilities                       30,821,714
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $721,457,265)            826,109,241
---------------------------------------------------------------------------------------------------------------------------------------

  Principal         Short-Term                                                      Interest          Maturity       Market
  Amount            Investments (0.2%)                                               Rate/1/            Date          Value
---------------------------------------------------------------------------------------------------------------------------------------

$1,382,000          Countrywide Home Loans, Inc.                                      4.200%         7/2/2001       $1,381,678

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Investments
                                                              (amortized cost basis $1,381,678)                     1,381,678
---------------------------------------------------------------------------------------------------------------------------------------

Total Investments (99.8%)
                                                              (amortized cost basis $722,838,943)                 827,490,919
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Assets, Less Liabilities (0.2%)                 1,465,604
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Net Assets (100.0%)                                $828,956,523
---------------------------------------------------------------------------------------------------------------------------------------

*Non-income producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

                                      See page 139 for a complete discussion of investment terms.

                                                      AAL Equity Income Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.
---------------------------------------------------------------------------------------------------------------------------------------
Basic Materials (3.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,100  Alcoa, Inc.                               $82,740
     2,300  International Paper Company                82,110
     3,400  Plum Creek Timber Company, Inc.            95,642
     3,800  USX - U.S. Steel Group                     76,570
            Total Basic Materials                    337,062
---------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (8.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,900  Emerson Electric Company                  114,950
     2,100  Flextronics International, Ltd.*           54,831
     2,700  Goodrich Corporation                      102,546
     4,600  Honeywell International, Inc.             160,954
     2,000  Jabil Circuit, Inc.*                       61,720
     1,700  Pitney Bowes, Inc.                         71,604
     1,300  Shaw Group, Inc.*                          52,130
     3,000  Solectron Corporation*                     54,900
     3,200  Tyco International, Ltd.                  174,400
            Total Capital Goods                      848,035
---------------------------------------------------------------------------------------------------------------------------------------

Communication Services (6.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,200  AT&T Corporation                           70,400
     3,000  Cable and Wireless plc ADR                 54,000
     3,800  SBC Communications, Inc.                  152,228
     3,500  Sprint FON Corporation                     74,760
     3,700  Telefonica SA ADR                         137,788
     3,400  Verizon Communications, Inc.              181,900
     2,100  Vodafone Group plc ADR                     46,935
            Total Communication Services             718,011
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (8.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,700  Convergys Corporation*                     51,425
     5,200  Delphi Automotive Systems
            Corporation                                82,836
     4,200  Family Dollar Stores, Inc.                107,646
     1,900  Ford Motor Company                         46,645
     1,500  Home Depot, Inc.                           69,825
     2,900  Lowe's Companies, Inc.                    210,395
     3,200  Masco Corporation                          79,872
     1,700  McGraw-Hill Companies, Inc.               112,455
       900  New York Times Company                     37,800
     3,200  Target Corporation                        110,720
            Total Consumer Cyclicals                 909,619
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (7.9%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,600  CVS Corporation                           100,360
     4,100  Fox Entertainment Group, Inc.*            114,390
     2,400  General Mills, Inc.                       105,072
     1,500  H.J. Heinz Company                         61,335
     1,500  Kimberly-Clark Corporation                 83,850
     4,800  Kroger Company*                           120,000
     6,500  Liberty Media Corporation*                113,685
       100  Liberty Media Corporation, Class B*         1,815
     2,600  Ralston Purina Company                     78,052
     2,900  Sara Lee Corporation                       54,926
            Total Consumer Staples                   833,485
---------------------------------------------------------------------------------------------------------------------------------------

Energy (13.2%)
---------------------------------------------------------------------------------------------------------------------------------------
     5,100  BJ Services Company*                     144,738
     5,700  Conoco, Inc., Class B                     164,730
     3,100  EOG Resources, Inc.                       110,205
     2,400  Halliburton Company                        85,440
     2,700  Nabors Industries, Inc.*                  100,440
     3,600  Noble Drilling Corporation*               117,900
     3,800  Phillips Petroleum Company                216,600
     3,900  Precision Drilling Corporation*           121,836
     3,100  Texaco, Inc.                              206,460
     3,200  Valero Energy Corporation                 117,696
            Total Energy                           1,386,045
---------------------------------------------------------------------------------------------------------------------------------------

Financials (25.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,500  ACE, Ltd.                                136,815
     1,800  Bank of America Corporation               108,054
     2,500  Bank of New York Company, Inc.            120,000
     2,800  BANK ONE Corporation                      100,240
     3,000  J.P. Morgan Chase & Company               133,800
     1,400  CIGNA Corporation                         134,148
     4,400  Citigroup, Inc.                           232,496
     4,600  Crescent Real Estate Equities
            Company                                   113,022
     2,200  Duke Realty Corporation                    54,670
     1,900  Equity Residential Properties Trust       107,445
     3,200  Fannie Mae                                272,480
     3,100  First Industrial Realty Trust, Inc.        99,634
     4,200  FleetBoston Financial Corporation         165,690
     4,100  Freddie Mac                               287,000
     1,700  Hartford Financial Services Group,
            Inc.                                      116,280
     2,500  Mellon Financial Corporation              115,000
     1,800  Simon Property Group, Inc.                 53,946
     3,500  Wells Fargo & Company                     162,505
     1,400  XL Capital, Ltd.                          114,940
            Total Financials                       2,628,165
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (7.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,800  Baxter International, Inc.*               186,200
     1,000  Elan Corporation plc ADR*                  61,000
     2,000  Johnson & Johnson                         100,000
     3,300  Pfizer, Inc.                              132,165
     4,200  Serono SA ADR                             104,790
     2,200  Tenet Healthcare Corporation*             113,498
     1,800  Watson Pharmaceuticals, Inc.*             110,952
            Total Health Care                        808,605
---------------------------------------------------------------------------------------------------------------------------------------

Technology (5.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,400  ADC Telecommunications, Inc.*              22,440
     1,400  CIENA Corporation*                         53,200
     3,900  Compaq Computer Corporation                60,411
     1,600  Corning, Inc.                              26,736
     2,700  First Data Corporation                    173,475
     1,700  International Business Machines
            Corporation                               192,100
     3,000  Oracle Corporation*                        57,000
     1,700  Parametric Technology Company*             23,783
            Total Technology                         609,145
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (10.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,200  Ameren Corporation                         51,240
     1,500  American Electric Power Company,
            Inc.                                       69,255
     2,100  CMS Energy Corporation                     58,485
       800  Consolidated Edison, Inc.                  31,840
     1,600  Dominion Resources, Inc.                   96,208
     1,500  El Paso Corporation                        78,810
     2,000  National Fuel Gas Company                 103,980
     1,200  NSTAR                                      51,072
     2,300  Pinnacle West Capital Corporation         109,020
     3,200  Questar Corporation                        79,232
     2,900  TXU Corporation                           139,751
     2,400  Williams Companies, Inc.                   79,080
     3,800  Xcel Energy, Inc.                         108,110
            Total Utilities                        1,056,083
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $10,432,834)              10,134,255
---------------------------------------------------------------------------------------------------------------------------------------

  Principal         Short-Term                                                      Interest          Maturity       Market
  Amount            Investments (7.1%)                                               Rate/1/            Date          Value
---------------------------------------------------------------------------------------------------------------------------------------

  $217,000          Countrywide Home Loans, Inc.                                      4.100%          7/5/2001       $216,877
   522,000          General Electric Capital Corporation                              3.710           7/2/2001        521,892

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Investments
                                                              (amortized cost basis $738,769)                        738,769
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (103.7%)
                                                              (amortized cost basis $11,171,603)                  10,873,024
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Assets, Less Liabilities (-3.7%)                (384,801)
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets (100.0%)                                           $10,488,223

* Non income-producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

                                      See page 139 for a complete discussion of investment terms.

                                                        AAL Balanced Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio strives for investment results that approximate the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.
---------------------------------------------------------------------------------------------------------------------------------------

Basic Materials (1.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     9,300  Air Products and Chemicals, Inc.         $425,475
    13,000  Alcan, Inc.                               546,260
    35,064  Alcoa, Inc.                             1,381,522
     3,181  Allegheny Technologies, Inc.               57,544
    25,563  Archer Daniels Midland Company            332,319
    16,000  Barrick Gold Corporation                  242,400
     2,100  Bemis Company, Inc.                        84,357
     2,300  Boise Cascade Corporation                  80,891
    36,477  Dow Chemical Company                    1,212,860
     3,100  Eastman Chemical Company                  147,653
     5,200  Ecolab, Inc.                              213,044
    42,319  E.I. du Pont de Nemours and
            Company                                 2,041,469
     5,250  Engelhard Corporation                     135,397
     1,300  FMC Corporation*                           89,128
     5,800  Freeport-McMoRan Copper &
            Gold, Inc.*                                64,090
     9,183  Georgia-Pacific Group                     310,845
     2,000  Great Lakes Chemical Corporation           61,700
     4,300  Hercules, Inc.*                            48,590
    10,600  Homestake Mining Company*                  82,150
     7,300  Inco, Ltd.*                               125,998
     3,900  International Flavors & Fragrances,
            Inc.                                       98,007
    19,621  International Paper Company               700,470
     4,200  Louisiana-Pacific Corporation              49,266
     4,000  Mead Corporation                          108,560
     7,917  Newmont Mining Corporation                147,335
     3,200  Nucor Corporation                         156,448
     6,400  Pactiv Corporation*                        85,760
     3,220  Phelps Dodge Corporation                  133,630
    13,300  Placer Dome, Inc.                         130,340
     1,100  Potlatch Corporation                       37,851
     6,800  PPG Industries, Inc.                      357,476
     6,500  Praxair, Inc.                             305,500
     8,911  Rohm and Haas Company                     293,172
     3,100  Sigma-Aldrich Corporation                 119,722
     2,000  Temple-Inland, Inc.                       106,580
     3,600  USX-U.S. Steel Group                       72,540
     4,100  Vulcan Materials Company                  220,375
     4,100  Westvaco Corporation                       99,589
     8,700  Weyerhaeuser Company                      478,239
     4,100  Willamette Industries, Inc.               202,950
     3,400  Worthington Industries, Inc.               46,240
            Total Basic Materials                 11,633,742
---------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (5.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     8,000  Allied Waste Industries, Inc.*            149,440
     7,900  American Power Conversion
            Corporation*                              124,425
     4,500  Avery Dennison Corporation                229,725
     1,100  Ball Corporation                           52,316
    35,428  Boeing Company                          1,969,797
    13,900  Caterpillar, Inc.                         695,695
     3,800  Cooper Industries, Inc.                   150,442
     2,450  Crane Company                              75,950
     1,700  Cummins, Inc.                              65,790
     5,800  Danaher Corporation                       324,800
     9,500  Deere & Company                           359,575
     8,300  Dover Corporation                         312,495
     2,800  Eaton Corporation                         196,280
    17,400  Emerson Electric Company                1,052,700
     3,200  Fluor Corporation                         144,480
     8,200  General Dynamics Corporation              638,042
   403,300  General Electric Company               19,660,875
     4,200  Goodrich Corporation                      159,516
    32,837  Honeywell International, Inc.           1,148,967
    12,400  Illinois Tool Works, Inc.                 784,920
     6,500  Ingersoll-Rand Company                    267,800
     3,600  ITT Industries, Inc.                      159,300
     7,700  Jabil Circuit, Inc.*                      237,622
     3,500  Johnson Controls, Inc.                    253,645
    17,600  Lockheed Martin Corporation               652,080
     2,400  McDermott International, Inc.*             27,960
     1,900  Millipore Corporation                     117,762
   16,100    Minnesota Mining and
---------------------------------------------------------------------------------------------------------------------------------------
            Manufacturing Company                   1,837,010
     7,950  Molex, Inc.                               290,413
     1,600  National Service Industries, Inc.          36,112
     2,400  Navistar International Corporation*        67,512
     3,500  Northrop Grumman Corporation              280,350
     3,100  PACCAR, Inc.                              159,402
     5,000  Pall Corporation                          117,650
    10,000  Pitney Bowes, Inc.                        421,200
     3,100  Power-One, Inc.*                           51,584
    14,400  Raytheon Company                          382,320
     7,400  Rockwell International Corporation        282,088
    12,900  Sanmina Corporation*                      301,989
     3,364  Sealed Air Corporation*                   125,309
    26,500  Solectron Corporation*                    484,950
     9,200  Symbol Technologies, Inc.                 204,240
     5,700  Textron, Inc.                             313,728
     7,300  Thermo Electron Corporation*              160,746
     2,300  Thomas & Betts Corporation                 50,761
     2,400  Timken Company                             40,656
    78,663  Tyco International, Ltd.                4,287,133
    19,100  United Technologies Corporation         1,399,266
    25,330  Waste Management, Inc.*                   780,671
            Total Capital Goods                   42,087,489
---------------------------------------------------------------------------------------------------------------------------------------

Communication Services (3.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    12,700  ALLTEL Corporation                        778,002
   140,065  AT&T Corporation                        3,081,430
    76,100  BellSouth Corporation                   3,064,547
     5,750  CenturyTel, Inc.                          174,225
    10,600  Citizens Communications Company*          127,518
    35,910  Global Crossing, Ltd.*                    310,262
    31,000  NEXTEL Communications, Inc.*              542,500
    67,418  Qwest Communications
            International, Inc.                     2,148,612
   136,762  SBC Communications, Inc.                5,478,686
    35,900  Sprint FON Group                          766,824
    38,000  Sprint PCS Group*                         917,700
   109,770  Verizon Communications, Inc.            5,872,695
   117,221  WorldCom Group*                         1,753,626
            Total Communication Services          25,016,627
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclicals (5.1%)
---------------------------------------------------------------------------------------------------------------------------------------
     2,500  American Greetings Corporation             27,500
     4,500  AutoZone, Inc.*                           168,750
    11,700  Bed Bath & Beyond, Inc.*                  351,000
     8,500  Best Buy Company, Inc.*                   539,920
     3,300  Black & Decker Corporation                130,218
     3,500  Brunswick Corporation                      84,105
    23,700  Carnival Corporation                      727,590
    34,560  Cendant Corporation*                      673,920
     2,400  Centex Corporation                         97,800
     6,900  Cintas Corporation                        319,125
     8,400  Circuit City Stores, Inc. -
            Circuit City Group                        151,200
     4,500  Consolidated Stores Corporation            61,560
     6,900  Convergys Corporation*                    208,725
     2,900  Cooper Tire & Rubber Company               41,180
    18,300  Costco Wholesale Corporation*             751,764
     5,979  Dana Corporation                          139,550
    22,676  Delphi Automotive Systems
            Corporation                               361,229
     3,400  Dillard's, Inc.                            51,918
    13,322  Dollar General Corporation                259,779
     3,500  Dow Jones & Company, Inc.                 208,985
     8,000  Federated Department Stores, Inc.*        340,000
    74,200  Ford Motor Company                      1,821,610
    10,800  Gannett Company, Inc.                     711,720
    34,900  Gap, Inc.                               1,012,100
    22,300  General Motors Corporation              1,435,005
     7,000  Genuine Parts Company                     220,500
     6,400  Goodyear Tire & Rubber Company            179,200
     3,700  H&R Block, Inc.                           238,835
     2,700  Harcourt General, Inc.                    157,113
    12,300  Harley-Davidson, Inc.                     579,084
     4,800  Harrah's Entertainment, Inc.*             169,440
     7,000  Hasbro, Inc.                              101,150
    14,900  Hilton Hotels Corporation                 172,840
    94,700  Home Depot, Inc.                        4,408,285
    11,900  IMS Health, Inc.                          339,150
    16,000  Interpublic Group of Companies, Inc.      469,600
    10,600  J.C. Penney Company, Inc.                 279,416
     1,800  KB Home                                    54,306
    19,800  Kmart Corporation*                        227,106
     3,000  Knight Ridder, Inc.                       177,900
    13,500  Kohl's Corporation*                       846,855
     7,900  Leggett & Platt, Inc.                     174,037
    17,262  Limited, Inc.                             285,168
     2,100  Liz Claiborne, Inc.                       105,945
    15,600  Lowe's Companies, Inc.                  1,131,780
     9,900  Marriott International, Inc.              468,666
    18,600  Masco Corporation                         464,256
    17,425  Mattel, Inc.*                             329,681
    12,100  May Department Stores Company             414,546
     3,100  Maytag Corporation                         90,706
     7,900  McGraw-Hill Companies, Inc.               522,585
     2,000  Meredith Corporation                       71,620
    11,000  NIKE, Inc.                                461,890
     6,500  New York Times Company                    273,000
     5,400  Nordstrom, Inc.                           100,170
    12,000  Office Depot, Inc.*                       124,560
     7,500  Omnicom Group, Inc.                       645,000
     1,700  Pulte Homes, Inc.                          72,471
     7,500  RadioShack Corporation                    228,750
     2,400  Reebok International, Ltd.*                76,680
    13,300  Sears, Roebuck & Company                  562,723
     6,300  Sherwin-Williams Company                  139,860
     2,300  Snap-on, Inc.                              55,568
     3,500  Stanley Works                             146,545
    18,500  Staples, Inc.*                            295,815
     8,100  Starwood Hotels & Resorts
            Worldwide, Inc.                           301,968
    36,500  Target Corporation                      1,262,900
     5,900  Tiffany & Company                         213,698
    11,400  TJX Companies, Inc.                       363,318
     4,300  TMP Worldwide, Inc.*                      254,173
     8,000  Toys "R" Us, Inc.*                        198,000
    12,100  Tribune Company                           484,121
     5,100  TRW, Inc.                                 209,100
     4,500  VF Corporation                            163,710
     5,256  Visteon Corporation                        96,605
   181,500  Wal-Mart Stores, Inc.                   8,857,200
     2,700  Whirlpool Corporation                     168,750
            Total Consumer Cyclicals              39,112,598
---------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (7.5%)
---------------------------------------------------------------------------------------------------------------------------------------
     1,500  Adolph Coors Company                      75,270
     2,300  Alberto-Culver Company                     96,692
    16,422  Albertson's, Inc.                         492,496
    36,400  Anheuser-Busch Companies, Inc.          1,499,680
   179,850  AOL Time Warner, Inc.*                  9,532,050
     9,600  Avon Products, Inc.                       444,288
     2,800  Brown-Forman Corporation, Class B         179,032
    16,600  Campbell Soup Company                     427,450
    18,075  Cardinal Health, Inc.                   1,247,175
    23,900  Clear Channel Communications,
            Inc.*                                   1,498,530
     9,600  Clorox Company                            324,960
   101,000  Coca-Cola Company                       4,545,000
    17,000  Coca-Cola Enterprises, Inc.               277,950
    22,800  Colgate-Palmolive Company               1,344,972
    38,400  Comcast Corporation*                    1,666,560
    21,800  ConAgra Foods, Inc.                       431,858
    16,000  CVS Corporation                           617,600
     4,800  Darden Restaurants, Inc.                  133,920
     2,800  Deluxe Corporation                         80,920
     6,200  Fortune Brands, Inc.                      237,832
    11,600  General Mills, Inc.                       507,848
    42,800  Gillette Company                        1,240,772
     5,600  Hershey Foods Corporation                 345,576
    14,150  H.J. Heinz Company                        578,593
    16,500  Kellogg Company                           478,500
    21,580  Kimberly-Clark Corporation              1,206,322
    32,900  Kroger Company*                           822,500
    52,500  McDonald's Corporation*                 1,420,650
    11,580  McKesson HBOC, Inc.                       429,850
    10,826  Newell Rubbermaid, Inc.                   271,732
     5,800  Pepsi Bottling Group, Inc.                232,580
    59,400  PepsiCo, Inc.                           2,625,480
    89,300  Philip Morris Companies, Inc.           4,531,975
    52,600  Procter & Gamble Company                3,355,880
     5,400  Quaker Oats Company                       492,750
    12,600  Ralston Purina Company                    378,252
     7,100  Robert Half International, Inc.*          176,719
     4,700  R.R. Donnelley & Sons Company             139,590
    20,500  Safeway, Inc.*                            984,000
    31,900  Sara Lee Corporation                      604,186
    15,400  Starbucks Corporation*                    354,200
     5,300  SUPERVALU, Inc.                            93,015
    27,300  SYSCO Corporation                         741,195
     5,930  TRICON Global Restaurants, Inc.*          260,327
     2,300  Tupperware Corporation                     53,889
    23,182  Unilever N.V.                           1,380,952
     8,500  Univision Communications, Inc.*           363,630
     6,600  UST, Inc.                                 190,476
    72,325  Viacom, Inc., Class B*                  3,742,819
    41,300  Walgreen Company                        1,410,395
    84,787  Walt Disney Company*                    2,449,496
     4,600  Wendy's International, Inc.               117,484
     5,700  Winn-Dixie Stores, Inc.                   148,941
     9,200  Wm. Wrigley Jr. Company                   431,020
            Total Consumer Staples                57,715,829
---------------------------------------------------------------------------------------------------------------------------------------

Energy (3.8%)
---------------------------------------------------------------------------------------------------------------------------------------
     3,600  Amerada Hess Corporation                  290,880
    10,218  Anadarko Petroleum Corporation            552,078
     5,100  Apache Corporation*                       258,825
     2,800  Ashland, Inc.                             112,280
    13,620  Baker Hughes, Inc.                        456,270
     8,567  Burlington Resources, Inc.                342,252
    26,100  Chevron Corporation                     2,362,050
    25,328  Conoco, Inc., Class B                     731,979
     5,300  Devon Energy Corporation                  278,250
     4,700  EOG Resources, Inc.                       167,085
   140,036  Exxon Mobil Corporation                12,232,145
    17,400  Halliburton Company                       619,440
     3,880  Kerr-McGee Corporation                    257,128
     6,000  Nabors Industries, Inc.*                  223,200
     5,400  Noble Drilling Corporation*               176,850
    15,000  Occidental Petroleum Corporation          398,850
    10,400  Phillips Petroleum Company                592,800
     3,600  Progress Energy, Inc. (CVO)*                    0
     3,800  Rowan Companies, Inc.*                     83,980
    87,100  Royal Dutch Petroleum Company           5,075,317
    23,300  Schlumberger, Ltd.                      1,226,745
     3,400  Sunoco, Inc.                              124,542
    22,400  Texaco, Inc.                            1,491,840
     6,300  Tosco Corporation                         277,515
    12,936  Transocean Sedco Forex, Inc.              533,610
     9,900  Unocal Corporation                        338,085
    12,500  USX-Marathon Group                        368,875
            Total Energy                          29,572,871
---------------------------------------------------------------------------------------------------------------------------------------

Financials (10.5%)
---------------------------------------------------------------------------------------------------------------------------------------
    21,300  AFLAC, Inc.                               670,737
    29,396  Allstate Corporation                    1,293,130
     4,350  Ambac Financial Group, Inc.               253,170
    53,700  American Express Company                2,083,560
    20,316  American General Corporation              943,678
    94,640  American International Group, Inc.      8,139,040
    15,000  AmSouth Bancorporation                    277,350
    10,650  Aon Corporation                           372,750
    65,085  Bank of America Corporation             3,907,052
    29,900  Bank of New York Company, Inc.          1,435,200
    47,332  BANK ONE Corporation                    1,694,486
    16,500  BB&T Corporation                          605,550
     4,278  Bear Stearns Companies, Inc.              252,274
     8,500  Capital One Financial Corporation         510,000
    56,225  Charles Schwab Corporation                860,242
     8,365  Charter One Financial, Inc.               266,843
     7,100  Chubb Corporation                         549,753
     6,100  CIGNA Corporation                         584,502
     6,500  Cincinnati Financial Corporation          256,750
   204,189  Citigroup, Inc.                        10,789,347
     7,300  Comerica, Inc.                            420,480
    13,699  Conseco, Inc.*                            186,991
     4,800  Countrywide Credit Industries, Inc.       220,224
    40,600  Fannie Mae                              3,457,090
    23,416  Fifth Third Bancorp                     1,406,131
    39,810  First Union Corporation                 1,390,961
    43,959  FleetBoston Financial Corporation       1,734,183
    10,700  Franklin Resources, Inc.                  489,739
    28,100  Freddie Mac                             1,967,000
     6,500  Golden West Financial Corporation         417,560
     9,600  Hartford Financial Services Group,
            Inc.                                      656,640
    18,899  Household International, Inc.           1,260,563
    10,116  Huntington Bancshares, Inc.               165,397
     6,200  Jefferson-Pilot Corporation               299,584
    12,700  John Hancock Financial Services,
            Inc.                                      511,302
    80,560  J.P. Morgan Chase and Company           3,592,976
    17,200  KeyCorp                                   448,060
    10,000  Lehman Brothers Holdings, Inc.            777,500
     7,600  Lincoln National Corporation              393,300
     8,000  Loews Corporation                         515,440
    11,250  Marsh & McLennan Companies,
            Inc.                                    1,136,250
     6,000  MBIA, Inc.                                334,080
    34,537  MBNA Corporation                        1,137,994
    19,400  Mellon Financial Corporation              892,400
    34,100  Merrill Lynch & Company, Inc.           2,020,425
    30,400  MetLife, Inc.*                            941,792
     4,400  MGIC Investment Corporation               319,616
     6,400  Moody's Corporation                       214,400
    45,190  Morgan Stanley Dean Witter &
            Company                                 2,902,554
    24,400  National City Corporation                 751,032
     9,100  Northern Trust Corporation                568,750
    11,800  PNC Financial Services Group, Inc.        776,322
     3,000  Progressive Corporation                   405,570
    11,600  Providian Financial Corporation           686,720
     9,200  Regions Financial Corporation             294,400
     5,200  SAFECO Corporation                        153,400
    13,800  SouthTrust Corporation                    358,800
    13,200  State Street Corporation                  653,268
     8,900  Stilwell Financial, Inc.                  298,684
     8,722  St. Paul Companies, Inc.                  442,118
    11,900  SunTrust Banks, Inc.                      770,882
    11,750  Synovus Financial Corporation             368,715
     5,100  Torchmark Corporation                     205,071
     5,000  T. Rowe Price Associates, Inc.            186,950
     5,600  Union Planters Corporation                244,160
     9,758  UNUMProvident                             313,427
     6,600  USA Education, Inc.                       481,800
    77,321  U.S. Bancorp                            1,762,146
     8,600  Wachovia Corporation                      611,890
    35,675  Washington Mutual, Inc.                 1,339,596
    69,660  Wells Fargo & Company                   3,234,314
     3,800  Zions Bancorporation                      224,200
            Total Financials                      81,088,261
---------------------------------------------------------------------------------------------------------------------------------------

Health Care (7.1%)
---------------------------------------------------------------------------------------------------------------------------------------
    62,900  Abbott Laboratories                     3,019,829
     5,714  Aetna, Inc.*                              147,821
     5,400  Allergan, Inc.                            461,700
    53,400  American Home Products
            Corporation                             3,120,696
    42,400  Amgen, Inc.*                            2,572,832
     8,500  Applera Corporation                       227,375
     2,200  Bausch & Lomb, Inc.                        79,728
    24,100  Baxter International, Inc.              1,180,900
    10,500  Becton, Dickinson and Company             375,795
     6,100  Biogen, Inc.*                             331,596
     7,300  Biomet, Inc.*                             350,838
    16,200  Boston Scientific Corporation*            275,400
    78,900  Bristol-Myers Squibb Company            4,126,470
     7,700  Chiron Corporation*                       392,700
     2,100  C.R. Bard, Inc.                           119,595
    45,700  Eli Lilly and Company                   3,381,800
     7,200  Forest Laboratories, Inc.*                511,200
    12,500  Guidant Corporation*                      450,000
    21,850  HCA - The Healthcare Company              987,401
    15,800  HEALTHSOUTH Corporation*                  252,326
     6,800  Humana, Inc.*                              66,980
   122,906  Johnson & Johnson                       6,145,300
     7,000  King Pharmaceuticals, Inc.*               376,250
     4,200  Manor Care, Inc.*                         133,350
     8,600  MedImmune, Inc.*                          405,920
    49,100  Medtronic, Inc.                         2,259,091
    93,100  Merck & Company, Inc.                   5,950,021
   256,250  Pfizer, Inc.                           10,262,813
    52,801  Pharmacia Corporation                   2,426,206
     4,700  Quintiles Transnational
            Corporation*                              118,675
    59,400  Schering-Plough Corporation             2,152,656
     3,495  St. Jude Medical, Inc.*                   209,700
     8,000  Stryker Corporation                       438,800
    13,200  Tenet Healthcare Corporation*             680,988
    12,900  UnitedHealth Group, Inc.                  796,575
     4,300  Watson Pharmaceuticals, Inc.*             265,052
     2,600  WellPoint Health Networks, Inc.*          245,024
            Total Health Care                     55,299,403
---------------------------------------------------------------------------------------------------------------------------------------

Technology (11.1%)
---------------------------------------------------------------------------------------------------------------------------------------
    31,700  ADC Telecommunications, Inc.*             209,220
     9,700  Adobe Systems, Inc.                       455,900
    13,900  Advanced Micro Devices, Inc.*             401,432
    18,563  Agilent Technologies, Inc.*               603,298
    15,700  Altera Corporation*                       455,300
    14,600  Analog Devices, Inc.*                     631,450
     3,300  Andrew Corporation*                        60,885
    14,100  Apple Computer, Inc.*                     327,825
    33,000  Applied Materials, Inc.*                1,620,300
    12,100  Applied Micro Circuits Corporation*       208,120
     2,200  Autodesk, Inc.                             82,060
    25,400  Automatic Data Processing, Inc.         1,262,380
    11,439  Avaya, Inc.*                              156,714
     9,900  BMC Software, Inc.*                       223,146
    10,500  Broadcom Corporation*                     448,980
    11,100  BroadVision, Inc.*                         55,500
     7,600  Cabletron Systems, Inc.*                  173,660
   297,100  Cisco Systems, Inc.*                    5,407,220
     7,500  Citrix Systems, Inc.*                     261,750
    68,500  Compaq Computer Corporation             1,061,065
    23,375  Computer Associates
            International, Inc.                       841,500
     6,800  Computer Sciences Corporation*            235,280
    14,900  Compuware Corporation*                    208,451
     7,000  Comverse Technology, Inc.*                403,340
    10,300  Concord EFS, Inc.*                        535,703
    10,000  Conexant Systems, Inc.*                    89,500
    37,700  Corning, Inc.                             629,967
   105,600  Dell Computer Corporation*              2,740,320
    11,800  Eastman Kodak Company                     550,824
    19,000  Electronic Data Systems
            Corporation                             1,187,500
    89,524  EMC Corporation*                        2,600,672
     5,800  Equifax, Inc.                             212,744
    15,900  First Data Corporation                  1,021,575
     5,100  Fiserv, Inc.*                             326,298
    13,100  Gateway, Inc.*                            215,495
    78,900  Hewlett-Packard Company                 2,256,540
   273,000  Intel Corporation                       7,985,250
    70,600  International Business Machines
            Corporation                             7,977,800
     8,500  Intuit, Inc.*                             339,915
    53,400  JDS Uniphase Corporation*                 680,850
     7,500  KLA-Tencor Corporation*                   438,525
     5,200  Lexmark International, Inc.*              349,700
    12,900  Linear Technology Corporation             570,438
    14,600  LSI Logic Corporation*                    274,480
   138,175  Lucent Technologies, Inc.                 856,685
    13,300  Maxim Integrated Products, Inc.*          587,993
     3,400  Mercury Interactive Corporation*          203,660
    24,200  Micron Technology, Inc.*                  994,620
   218,500  Microsoft Corporation*                 15,863,100
    89,121  Motorola, Inc.                          1,475,844
     7,000  National Semiconductor
            Corporation*                              203,840
     3,900  NCR Corporation*                          183,300
    13,200  Network Appliance, Inc.*                  180,840
   129,260  Nortel Networks Corporation             1,174,973
    12,800  Novell, Inc.*                              72,832
     5,800  Novellus Systems, Inc.*                   329,382
   227,800  Oracle Corporation*                     4,328,200
    23,000  Palm, Inc.*                               139,610
    10,700  Parametric Technology Corporation*        149,693
     4,700  Parker Hannifin Corporation               199,468
    15,150  Paychex, Inc.                             606,000
    11,900  PeopleSoft, Inc.*                         585,837
     4,100  PerkinElmer, Inc.                         112,873
     3,800  QLogic Corporation*                       244,910
    30,800  QUALCOMM, Inc.*                         1,801,184
     5,385  Sabre Holdings Corporation*               269,250
     4,900  Sapient Corporation*                       47,775
     6,600  Scientific-Atlanta, Inc.                  267,960
    18,400  Siebel Systems, Inc.*                     862,960
   132,200  Sun Microsystems, Inc.*                 2,078,184
     3,800  Tektronix, Inc.*                          103,170
    16,600  Tellabs, Inc.*                            320,048
     7,100  Teradyne, Inc.*                           235,010
    70,500  Texas Instruments, Inc.                 2,220,750
    12,800  Unisys Corporation*                       188,288
    16,200  VERITAS Software Corporation*           1,077,786
     7,400  Vitesse Semiconductor Corporation*        155,696
     3,900  W.W. Grainger, Inc.                       160,524
    28,100  Xerox Corporation                         268,917
    13,500  Xilinx, Inc.*                             556,740
    23,000  Yahoo!, Inc.*                             459,770
            Total Technology                      86,346,544
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Transportation (0.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     6,200  AMR Corporation*                          224,006
    15,892  Burlington Northern Santa Fe
            Corporation                               479,462
     8,700  CSX Corporation                           315,288
     5,000  Delta Air Lines, Inc.                     220,400
    12,440  FedEx Corporation*                        500,088
    15,600  Norfolk Southern Corporation              322,920
     2,400  Ryder System, Inc.                         47,040
    30,880  Southwest Airlines Company                570,971
    10,100  Union Pacific Corporation                 554,591
     2,700  US Airways Group, Inc.*                    65,610
            Total Transportation                   3,300,376
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (2.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    21,600  AES Corporation*                          929,880
     5,100  Allegheny Energy, Inc.                    246,075
     5,600  Ameren Corporation                        239,120
    13,040  American Electric Power
            Company, Inc.                             602,057
    12,100  Calpine Corporation*                      457,380
     6,400  Cinergy Corporation                       223,680
     5,300  CMS Energy Corporation                    147,605
     8,600  Consolidated Edison, Inc.                 342,280
     6,700  Constellation Energy Group, Inc.          285,420
    10,015  Dominion Resources, Inc.                  602,202
     6,700  DTE Energy Company                        311,148
    31,322  Duke Energy Corporation                 1,221,871
    13,200  Dynegy, Inc.                              613,800
    13,200  Edison International*                     147,180
    20,686  El Paso Energy Corporation              1,086,842
    30,300  Enron Corporation                       1,484,700
     9,000  Entergy Corporation                       345,510
    12,987  Exelon Corporation                        832,726
     9,100  FirstEnergy Corporation                   292,656
     7,200  FPL Group, Inc.                           433,512
     4,800  General Public Utilities Corporation      168,720
     5,600  KeySpan Corporation                       204,288
     4,700  Kinder Morgan, Inc.                       236,175
    13,734  Mirant Corporation*                       472,450
     6,500  Niagara Mohawk Holdings, Inc.*            114,985
     1,800  Nicor, Inc.                                70,164
     8,334  NiSource, Inc.                            227,768
     2,400  ONEOK, Inc.                                47,280
    15,700  Pacific Gas & Electric Company            175,840
     1,400  Peoples Energy Corporation                 56,280
     3,400  Pinnacle West Capital Corporation         161,160
     5,900  PPL Corporation                           324,500
     8,391  Progress Energy, Inc.                     376,924
     8,500  Public Service Enterprise
            Group, Inc.                               415,650
    12,024  Reliant Energy, Inc.                      387,293
     8,287  Sempra Energy                             226,567
    27,800  Southern Company                          646,350
    10,470  TXU Corporation                           504,549
    19,700  Williams Companies, Inc.                  649,115
    13,910  Xcel Energy, Inc.                         395,740
            Total Utilities                       16,707,442
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
            Total Common Stocks
            (cost basis $423,694,287)            447,881,182
---------------------------------------------------------------------------------------------------------------------------------------

Principal                                                                                Interest    Maturity       Market
AmountLong-Term Fixed-Income Investments (34.5%)                                           Rate        Date          Value
---------------------------------------------------------------------------------------------------------------------------------------

Asset Backed Securities (1.5%)
---------------------------------------------------------------------------------------------------------------------------------------
 $1,000,000   California Infrastructure PG&E-1 Series 1997-1 Class A8                      6.480%    12/26/2009     $1,014,359
    944,214   Chase Manhattan Owner Trust Series 1998-A Class A4                           5.800     12/16/2002        949,610
  2,300,000   Citibank Credit Issuance Trust Series 2001-A6 Class A6                       5.650      6/16/2008      2,275,852
    700,000   Countrywide Asset Backed Certificates Series 2001-1 Class AF2                5.846      7/25/2020        707,149
  1,500,000   EQCC Home Equity Loan Trust Series 1999-1 Class A3F                          5.915     11/20/2024      1,514,319
  1,900,000   Ford Credit Auto Owner Trust Series 2001-B Class A4                          5.120     10/15/2004      1,912,738
    858,029   Green Tree Financial Corporation Series 1993-2 Class A4                      6.900      7/15/2018        882,255
    200,000   NationsBank Credit Card Master Trust Series 1993-2 Class A                   6.000     12/15/2005        204,438
  1,700,000   Residential Asset Securities Corporation Series 2000-KS5 Class AI2           6.935     10/25/2020      1,739,931
              Total Asset Backed Securities                                                                       11,200,651
---------------------------------------------------------------------------------------------------------------------------------------

Finance (3.2%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,000,000   Allstate Corporation                                                         6.750      5/15/2018      966,835
    250,000   American Express Credit Corporation                                          6.125     11/15/2001      251,837
    250,000   Associates Corporation of North America                                      6.250      11/1/2008      246,063
    375,000   Associates Corporation of North America                                      6.000      12/1/2002      381,652
    500,000   Avco Financial Services, Inc.                                                6.000      8/15/2002      507,284
  1,000,000   Bank of America Corporation                                                  7.400      1/15/2011    1,039,056
    500,000   BankAmerica Corporation                                                      6.625       8/1/2007      504,062
    700,000   Cabot Industrial Properties, L.P.                                            7.125       5/1/2004      713,891
  1,150,000   Camden Property Trust                                                        7.000      4/15/2004    1,168,545
    500,000   CIT Group Holdings, Inc.                                                     6.375      10/1/2002      507,557
  2,000,000   Citicorp                                                                     6.375     11/15/2008    1,976,754
  1,250,000   Countrywide Home Loans, Inc.                                                 6.935      7/16/2007    1,286,246
  1,500,000   EOP Operating, L.P.                                                          6.625      2/15/2005    1,508,313
  2,000,000   Fleet Financial Group, Inc.                                                  6.500      3/15/2008    1,979,812
    500,000   General Electric Capital Corporation                                         8.090       4/1/2004      537,734
    380,000   General Electric Capital Corporation                                         7.250       5/3/2004      401,544
    250,000   Household Finance Corporation                                                7.250      7/15/2003      260,189
  1,500,000   Household Finance Corporation                                                6.400      6/17/2008    1,471,866
    340,000   J.P. Morgan & Company, Inc.                                                  6.250     12/15/2005      342,953
  1,000,000   Lehman Brothers Holdings, Inc.                                               6.250      5/15/2006      997,469
  1,000,000   Merrill Lynch & Company, Inc.                                                6.000      2/17/2009      964,847
  1,300,000   Morgan Stanley Dean Witter & Company                                         6.100      4/15/2006    1,298,883
    500,000   Northern Trust Company                                                       6.700      9/15/2005      515,272
  1,500,000   ProLogis Trust                                                               7.000      10/1/2003    1,531,424
  1,000,000   U.S. Bancorp                                                                 7.625       5/1/2005    1,048,318
    750,000   U.S. Bancorp                                                                 6.000      5/15/2004      758,409
  1,000,000   Wells Fargo & Company                                                        7.250      8/24/2005    1,050,341
    250,000   Wells Fargo Financial, Inc.                                                  7.000      1/15/2003      258,040
              Total Finance                                                                                      24,475,196
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Basic Materials (0.4%)
---------------------------------------------------------------------------------------------------------------------------------------
    250,000   Noranda, Inc.                                                                8.000       6/1/2003      258,125
  1,800,000   Praxair, Inc.                                                                6.500       3/1/2008    1,786,729
  1,000,000   Stora Enso Oyj                                                               7.375      5/15/2011    1,012,848
              Total Industrial-Basic Materials                                                                    3,057,702
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Capital Goods (0.4%)
---------------------------------------------------------------------------------------------------------------------------------------
    250,000   Honeywell, Inc.                                                              8.625      4/15/2006      277,450
  1,500,000   Raytheon Company                                                             6.500      7/15/2005    1,474,647
  1,400,000   Tyco International Group SA                                                  6.375      2/15/2006    1,412,659
              Total Industrial-Capital Goods                                                                      3,164,756
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Communications (1.0%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,400,000   Clear Channel Communications, Inc.                                           7.875      6/15/2005    1,470,437
  1,000,000   Cox Communications, Inc.                                                     6.400       8/1/2008      971,721
  1,000,000   Pacific Bell                                                                 7.125      3/15/2026      990,214
  1,550,000   Sprint Capital Corporation                                                   5.700     11/15/2003    1,544,966
  1,000,000   TELUS Corporation                                                            8.000       6/1/2011    1,022,221
  2,000,000   Verizon Global Funding Corporation/2/                                        7.250      12/1/2010    2,030,038
              Total Industrial-Communications                                                                     8,029,597
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Industrial-Consumer Cyclical (0.8%)
---------------------------------------------------------------------------------------------------------------------------------------
 $1,300,000   AOL Time Warner, Inc.                                                        7.625      4/15/2031    1,305,002
  1,750,000   Federated Department Stores, Inc.                                            6.625       4/1/2011    1,687,383
  1,000,000   Ford Motor Credit Company                                                    7.750     11/15/2002    1,034,769
  1,000,000   Ford Motor Credit Company                                                    7.450      7/16/2031      959,817
  1,000,000   Ford Motor Credit Company                                                    6.700      7/16/2004    1,020,630
    500,000   General Motors Acceptance Corporation                                        9.625     12/15/2001      511,389
              Total Industrial-Consumer Cyclical                                                                  6,518,990
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Consumer Noncyclical (0.6%)
---------------------------------------------------------------------------------------------------------------------------------------
    250,000   Aventis SA                                                                   7.750      1/15/2002      253,957
  1,000,000   Coca-Cola Enterprises, Inc.                                                  6.750      9/15/2023      961,675
  1,200,000   Hormel Foods Corporation/2/                                                  6.625       6/1/2011    1,188,132
  1,000,000   Kellogg Company/2/                                                           6.000       4/1/2006      991,046
  1,100,000   Kroger Company                                                               7.650      4/15/2007    1,157,362
    250,000   PennzEnergy Company                                                         10.125     11/15/2009      299,002
              Total Industrial-Consumer Noncyclical                                                               4,851,174
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Energy (0.5%)
---------------------------------------------------------------------------------------------------------------------------------------
    325,000   Baker Hughes, Inc.                                                           8.000      5/15/2004      346,031
  1,400,000   Texaco Capital, Inc.                                                         8.500      2/15/2003    1,484,273
  2,035,000   Union Pacific Resources Group, Inc.                                          6.750      5/15/2008    2,052,507
              Total Industrial-Energy                                                                             3,882,811
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Other (0.3%)
---------------------------------------------------------------------------------------------------------------------------------------
    500,000   Johnson Controls, Inc.                                                       7.125      7/15/2017      468,877
  1,500,000   Thermo Electron Corporation                                                  7.625     10/30/2008    1,448,548
              Total Industrial-Other                                                                              1,917,425
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Technology (0.7%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,300,000   Compaq Computer Corporation                                                  6.200      5/15/2003    1,297,370
    500,000   International Business Machines Corporation                                  7.500      6/15/2013      537,204
  2,000,000   Matsushita Electric Industrial, Ltd.                                         7.250       8/1/2002    2,057,228
  1,500,000   Nortel Networks, Ltd.                                                        6.125      2/15/2006    1,294,411
              Total Industrial-Technology                                                                         5,186,213
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Transportation (0.6%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,920,453   Delta Air Lines, Inc.                                                        7.379      5/18/2010    2,011,579
    500,000   Hertz Corporation                                                            7.000       7/1/2004      513,125
  2,000,000   Union Pacific Corporation                                                    7.000       2/1/2006    2,031,920
              Total Industrial-Transportation                                                                     4,556,624
---------------------------------------------------------------------------------------------------------------------------------------

Mortgage Backed Securities (12.3%)
---------------------------------------------------------------------------------------------------------------------------------------

Commercial Mortgage Backed Securities (0.7%)
---------------------------------------------------------------------------------------------------------------------------------------
 $1,347,228   Bear Stearns Commerical Mortgage Securities Series 2000-WF2
              Class A1                                                                     7.110     10/15/2032    1,392,865
  1,000,000   First Union-Lehman Brothers-Bank of America Series 1998-C2
              Class A2                                                                     6.560     11/15/2035    1,007,469
  1,012,161   Morgan Stanley Capital I Series 1998-WF1 Class A1                            6.250      3/15/2030    1,028,022
  1,900,000   Nationslink Funding Corporation Series 1999-1 Class A2                       6.316      1/20/2031    1,880,941
              Total Commercial Mortgage Backed Securities                                                         5,309,297
---------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation (4.1%)
---------------------------------------------------------------------------------------------------------------------------------------
    793,176   Federal Home Loan Mortgage Corporation Gold 7-Yr. Balloon                    6.000       4/1/2006      803,042
    123,376   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              8.000       6/1/2012      128,021
    780,505   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.500       9/1/2014      803,522
     71,944   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.500       8/1/2010       74,356
    210,498   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000       8/1/2012      215,446
    606,760   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000       2/1/2011      623,332
     83,074   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000      11/1/2010       85,343
    863,734   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       6/1/2014      870,553
    542,984   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       8/1/2013      548,502
    277,250   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500      11/1/2012      280,471
    108,278   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       4/1/2009      110,432
    802,963   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       4/1/2014      797,952
    789,748   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       4/1/2014      783,565
    804,111   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       2/1/2014      797,816
    355,676   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       5/1/2012      354,309
    777,580   Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.500       4/1/2014      758,781
     31,451   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              9.000       4/1/2025       33,587
    526,087   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              9.000      11/1/2024      562,169
    130,794   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.500       7/1/2027      137,879
     39,955   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.500       9/1/2025       42,203
    663,096   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       8/1/2030      686,041
    152,113   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000      10/1/2027      157,964
    388,349   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       6/1/2027      403,286
     62,461   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       3/1/2027       65,136
     63,777   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000      11/1/2026       66,508
     91,143   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       1/1/2026       95,205
    864,565   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       1/1/2030      882,629
    754,164   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      11/1/2029      770,000
    218,004   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       5/1/2028      223,371
    259,035   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      12/1/2027      265,412
    219,329   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      11/1/2027      224,728
    184,955   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       4/1/2027      189,508
     86,989   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       1/1/2027       89,289
     72,215   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       8/1/2026       74,124
     52,884   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       7/1/2026       54,282
     47,939   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      11/1/2025       49,235
  1,993,799   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2031    2,005,755
    981,294   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       1/1/2030      987,746
    846,099   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000      10/1/2029      852,127
    855,322   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       9/1/2029      861,415
    834,997   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2029      840,945
    401,653   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000      10/1/2028      404,864
    563,290   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       7/1/2028      567,793
    390,368   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       3/1/2028      393,488
    255,169   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       9/1/2027      257,365
    287,841   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2027      290,318
    258,414   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       2/1/2027      260,637
    145,856   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2026      147,414
    103,528   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       9/1/2025      104,740
    874,921   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       8/1/2029      864,246
    897,158   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2029      886,211
    885,337   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2029      874,535
    873,259   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       4/1/2029      862,604
    836,113   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       3/1/2029      826,971
    924,119   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       1/1/2029      914,014
    826,178   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       1/1/2029      817,145
    790,872   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      11/1/2028      782,224
    801,862   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       6/1/2028      793,094
    382,744   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      12/1/2027      378,778
    328,933   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       2/1/2027      325,524
    136,312   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       5/1/2026      135,134
    128,814   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       4/1/2024      128,121
    891,527   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       5/1/2029      860,720
    871,790   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       3/1/2029      841,664
    168,238   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       7/1/2026      163,077
              Total Federal Home Loan Mortgage Corporation                                                       31,536,668
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association (4.8%)
---------------------------------------------------------------------------------------------------------------------------------------
    166,096   Federal National Mortgage Association Conventional 7-Yr. Balloon                   7.000      6/1/2004     169,601
     92,368   Federal National Mortgage Association Conventional 7-Yr. Balloon                   6.500     11/1/2003      94,100
    192,280   Federal National Mortgage Association Conventional 7-Yr. Balloon                   6.000     12/1/2003     194,607
     21,811   Federal National Mortgage Association Conventional 15-Yr. Pass Through             9.000      4/1/2010      23,018
     21,786   Federal National Mortgage Association Conventional 15-Yr. Pass Through             9.000      4/1/2010      22,991
     88,288   Federal National Mortgage Association Conventional 15-Yr. Pass Through             8.000      5/1/2011      91,365
    774,205   Federal National Mortgage Association Conventional 15-Yr. Pass Through             7.500      4/1/2015     797,326
     74,742   Federal National Mortgage Association Conventional 15-Yr. Pass Through             7.500      7/1/2011      77,178
    303,849   Federal National Mortgage Association Conventional 15-Yr. Pass Through             7.000     12/1/2012     310,632
    518,599   Federal National Mortgage Association Conventional 15-Yr. Pass Through             7.000     10/1/2012     530,176
    106,509   Federal National Mortgage Association Conventional 15-Yr. Pass Through             7.000      6/1/2011     109,154
    722,515   Federal National Mortgage Association Conventional 15-Yr. Pass Through             6.500      6/1/2013     728,907
    238,484   Federal National Mortgage Association Conventional 15-Yr. Pass Through             6.500      7/1/2012     240,964
    649,543   Federal National Mortgage Association Conventional 15-Yr. Pass Through             6.500      5/1/2012     656,297
     94,407   Federal National Mortgage Association Conventional 15-Yr. Pass Through             6.500      7/1/2011      95,622
    840,558   Federal National Mortgage Association Conventional 15-Yr. Pass Through             6.000     12/1/2013     837,005
    792,795   Federal National Mortgage Association Conventional 15-Yr. Pass Through             6.000     11/1/2013     787,640
    671,283   Federal National Mortgage Association Conventional 15-Yr. Pass Through             6.000      3/1/2013     666,918
     94,438   Federal National Mortgage Association Conventional 15-Yr. Pass Through             6.000      2/1/2011      94,210
    773,668   Federal National Mortgage Association Conventional 15-Yr. Pass Through             5.500     12/1/2013     753,587
     54,218   Federal National Mortgage Association Conventional 30-Yr. Pass Through            10.500      8/1/2020      59,724
     36,293   Federal National Mortgage Association Conventional 30-Yr. Pass Through             9.500      4/1/2025      38,841
     67,826   Federal National Mortgage Association Conventional 30-Yr. Pass Through             9.000      9/1/2026      71,999
    629,424   Federal National Mortgage Association Conventional 30-Yr. Pass Through             8.500      4/1/2030     663,030
     95,226   Federal National Mortgage Association Conventional 30-Yr. Pass Through             8.500     10/1/2029     100,310
     30,901   Federal National Mortgage Association Conventional 30-Yr. Pass Through             8.500      5/1/2026      32,651
     57,953   Federal National Mortgage Association Conventional 30-Yr. Pass Through             8.500     11/1/2025      61,325
    388,304   Federal National Mortgage Association Conventional 30-Yr. Pass Through             8.000     12/1/2027     403,137
    667,116   Federal National Mortgage Association Conventional 30-Yr. Pass Through             8.000      9/1/2027     692,600
     65,625   Federal National Mortgage Association Conventional 30-Yr. Pass Through             8.000      7/1/2027      68,132
     64,243   Federal National Mortgage Association Conventional 30-Yr. Pass Through             8.000     11/1/2026      66,977
     49,913   Federal National Mortgage Association Conventional 30-Yr. Pass Through             8.000      8/1/2026      52,037
     67,870   Federal National Mortgage Association Conventional 30-Yr. Pass Through             8.000      1/1/2026      70,907
    692,041   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500      8/1/2030     706,517
    599,465   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500      3/1/2030     612,004
  2,216,503   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500      8/1/2029   2,263,774
    397,955   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500      3/1/2029     407,615
    312,057   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500     12/1/2027     319,632
    391,079   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500      8/1/2027     400,571
    113,716   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500      5/1/2027     116,476
     72,640   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500      2/1/2027      74,517
     60,575   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500     12/1/2026      62,140
     35,892   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500      9/1/2026      36,819
    575,663   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500      8/1/2026     590,537
     86,669   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500      7/1/2026      88,908
     95,046   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500      9/1/2025      97,574
    102,497   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.500     10/1/2024     105,485
    858,407   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000     11/1/2029     863,565
    836,012   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000     11/1/2029     841,036
    880,541   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000      7/1/2029     885,832
    819,725   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000      2/1/2029     825,543
    559,508   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000     12/1/2028     563,479
    116,897   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000     11/1/2028     117,727
    750,469   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000      8/1/2028     755,795
    541,914   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000      2/1/2028     546,071
    236,793   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000     10/1/2027     238,609
    282,054   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000      7/1/2027     284,217
    234,543   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000      3/1/2027     236,838
    185,233   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000      1/1/2027     187,046
    107,121   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000     11/1/2026     108,169
     97,233   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000      3/1/2026      98,185
     82,590   Federal National Mortgage Association Conventional 30-Yr. Pass Through             7.000      1/1/2026      83,478
    885,384   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500      8/1/2029     873,772
    886,317   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500      7/1/2029     874,693
    910,309   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500      6/1/2029     898,370
    847,398   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500      6/1/2029     836,284
    801,349   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500     11/1/2028     791,814
    693,883   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500     11/1/2028     685,626
    802,430   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500     10/1/2028     792,882
    826,131   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500      8/1/2028     816,301
    598,246   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500      7/1/2028     591,128
    718,081   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500      3/1/2028     709,536
    752,121   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500      2/1/2028     743,664
    322,916   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500      7/1/2027     319,285
    143,694   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500      4/1/2026     142,319
    138,472   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.500      2/1/2026     137,147
  1,541,612   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.000      5/1/2031   1,480,663
    951,486   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.000     11/1/2029     917,737
    884,753   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.000      7/1/2029     853,371
    869,749   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.000      3/1/2029     838,899
    738,427   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.000     12/1/2028     713,442
    737,644   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.000      7/1/2028     712,686
    156,883   Federal National Mortgage Association Conventional 30-Yr. Pass Through             6.000      5/1/2026     151,933
              Total Federal National Mortgage Association                                                        37,062,679
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Government National Mortgage Association (2.7%)
---------------------------------------------------------------------------------------------------------------------------------------
     88,187   Government National Mortgage Association 15-Yr. Pass Through                 7.500      7/15/2011       91,797
    255,834   Government National Mortgage Association 15-Yr. Pass Through                 7.000      4/15/2012      263,155
    137,469   Government National Mortgage Association 15-Yr. Pass Through                 6.500      6/15/2011      140,076
     72,798   Government National Mortgage Association 15-Yr. Pass Through                 6.500      5/15/2009       74,504
    967,186   Government National Mortgage Association 15-Yr. Pass Through                 6.000      7/15/2014      965,106
    122,589   Government National Mortgage Association 15-Yr. Pass Through                 6.000      4/15/2011      123,059
     96,376   Government National Mortgage Association 30-Yr. Pass Through                 9.500      1/15/2025      105,710
     23,339   Government National Mortgage Association 30-Yr. Pass Through                 9.500     12/15/2024       25,630
     83,803   Government National Mortgage Association 30-Yr. Pass Through                 9.000     12/15/2026       89,081
     25,826   Government National Mortgage Association 30-Yr. Pass Through                 9.000      8/15/2026       27,453
    234,470   Government National Mortgage Association 30-Yr. Pass Through                 9.000      3/15/2025      251,189
    690,532   Government National Mortgage Association 30-Yr. Pass Through                 8.500      9/15/2029      722,237
     34,048   Government National Mortgage Association 30-Yr. Pass Through                 8.500     11/15/2026       35,835
     42,492   Government National Mortgage Association 30-Yr. Pass Through                 8.500      7/15/2026       44,723
    105,264   Government National Mortgage Association 30-Yr. Pass Through                 8.500      6/15/2026      110,789
    677,558   Government National Mortgage Association 30-Yr. Pass Through                 8.000      5/15/2030      702,492
    512,535   Government National Mortgage Association 30-Yr. Pass Through                 8.000      3/15/2028      531,971
    166,639   Government National Mortgage Association 30-Yr. Pass Through                 8.000      8/15/2027      173,221
    146,173   Government National Mortgage Association 30-Yr. Pass Through                 8.000      6/20/2027      151,450
    162,040   Government National Mortgage Association 30-Yr. Pass Through                 8.000     11/15/2026      168,664
    435,061   Government National Mortgage Association 30-Yr. Pass Through                 8.000      9/15/2026      452,846
     47,705   Government National Mortgage Association 30-Yr. Pass Through                 8.000      4/15/2026       49,655
     68,153   Government National Mortgage Association 30-Yr. Pass Through                 8.000       6/1/2025       71,102
    878,432   Government National Mortgage Association 30-Yr. Pass Through                 7.500      1/15/2030      901,472
    801,481   Government National Mortgage Association 30-Yr. Pass Through                 7.500      8/15/2029      823,048
    795,387   Government National Mortgage Association 30-Yr. Pass Through                 7.500      7/15/2028      818,006
    330,530   Government National Mortgage Association 30-Yr. Pass Through                 7.500     11/15/2027      340,244
    470,083   Government National Mortgage Association 30-Yr. Pass Through                 7.500      4/15/2027      483,898
    132,723   Government National Mortgage Association 30-Yr. Pass Through                 7.500      1/15/2027      136,624
    152,436   Government National Mortgage Association 30-Yr. Pass Through                 7.500     10/15/2026      156,965
    106,019   Government National Mortgage Association 30-Yr. Pass Through                 7.500     10/15/2026      109,168
    113,463   Government National Mortgage Association 30-Yr. Pass Through                 7.500      5/15/2026      116,834
     52,720   Government National Mortgage Association 30-Yr. Pass Through                 7.500      4/15/2026       54,286
     97,856   Government National Mortgage Association 30-Yr. Pass Through                 7.500      8/15/2025      100,799
    837,511   Government National Mortgage Association 30-Yr. Pass Through                 7.000      6/15/2029      845,519
    911,060   Government National Mortgage Association 30-Yr. Pass Through                 7.000      4/15/2029      919,771
    802,697   Government National Mortgage Association 30-Yr. Pass Through                 7.000      7/15/2028      810,780
    669,928   Government National Mortgage Association 30-Yr. Pass Through                 7.000     11/15/2027      677,351
    133,045   Government National Mortgage Association 30-Yr. Pass Through                 7.000     11/15/2027      134,519
    632,542   Government National Mortgage Association 30-Yr. Pass Through                 7.000     10/15/2027      639,551
     19,675   Government National Mortgage Association 30-Yr. Pass Through                 7.000     10/15/2027       19,893
    575,852   Government National Mortgage Association 30-Yr. Pass Through                 7.000      6/15/2026      583,886
    135,523   Government National Mortgage Association 30-Yr. Pass Through                 7.000      5/15/2026      137,413
    295,534   Government National Mortgage Association 30-Yr. Pass Through                 7.000      4/15/2026      299,657
    291,682   Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2026      295,751
    139,749   Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2026      141,699
    917,306   Government National Mortgage Association 30-Yr. Pass Through                 6.500      4/15/2029      908,364
    788,005   Government National Mortgage Association 30-Yr. Pass Through                 6.500      3/15/2029      780,323
    863,774   Government National Mortgage Association 30-Yr. Pass Through                 6.500      1/15/2029      855,354
    802,064   Government National Mortgage Association 30-Yr. Pass Through                 6.500      9/15/2028      794,680
    701,600   Government National Mortgage Association 30-Yr. Pass Through                 6.500      7/15/2028      695,141
    367,947   Government National Mortgage Association 30-Yr. Pass Through                 6.500     10/15/2027      365,156
    138,905   Government National Mortgage Association 30-Yr. Pass Through                 6.500      3/15/2026      138,113
    923,263   Government National Mortgage Association 30-Yr. Pass Through                 6.000      6/15/2029      894,441
    876,555   Government National Mortgage Association 30-Yr. Pass Through                 6.000     12/15/2028      849,375
    182,427   Government National Mortgage Association 30-Yr. Pass Through                 6.000      5/15/2026      177,234
              Total Government National Mortgage Association                                                     21,377,060
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              Total Mortgage Backed Securities                                                                   95,285,704
---------------------------------------------------------------------------------------------------------------------------------------

Non-Corporate (1.3%)
---------------------------------------------------------------------------------------------------------------------------------------
  1,500,000   Canadian Government                                                          5.250      11/5/2008    1,444,662
  1,500,000   Export-Import Bank of Korea                                                  6.500     11/15/2006    1,530,000
  1,200,000   Inter-American Development Bank                                              5.375     11/18/2008    1,168,141
  1,000,000   International Bank for Reconstruction and Development                        5.625      3/17/2003    1,017,634
  1,800,000   Mexico Government International Bond                                         9.875      1/15/2007    1,967,398
  1,000,000   Ontario Electricity Financial Corporation                                    7.450      3/31/2013    1,083,952
    250,000   Petro-Canada                                                                 8.600      1/15/2010      287,287
    500,000   Province of British Columbia                                                 7.250       9/1/2036      535,864
    500,000   Province of Newfoundland                                                     8.650     10/22/2022      592,728
    500,000   Province of Saskatchewan                                                     8.000      7/15/2004      536,762
              Total Non-Corporate                                                                                10,164,428
---------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Obligations (10.2%)
---------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency (3.6%)
---------------------------------------------------------------------------------------------------------------------------------------
  2,020,000   Federal Home Loan Bank                                                       6.625      8/27/2007    2,105,979
  1,000,000   Federal Home Loan Bank                                                       5.925       4/9/2008    1,002,372
    500,000   Federal Home Loan Bank                                                       5.865       6/2/2003      510,489
    500,000   Federal Home Loan Mortgage Corporation                                       7.375      5/15/2003      524,258
  2,000,000   Federal Home Loan Mortgage Corporation                                       6.250      7/15/2004    2,063,014
  1,725,000   Federal Home Loan Mortgage Corporation                                       6.220      3/24/2003    1,772,337
  1,330,000   Federal Home Loan Mortgage Corporation                                       5.990      12/1/2003    1,362,763
  2,000,000   Federal Home Loan Mortgage Corporation                                       5.000      5/15/2004    1,996,350
  1,000,000   Federal National Mortgage Association                                        7.125      1/15/2030    1,068,961
  2,000,000   Federal National Mortgage Association                                        7.120       7/3/2006    2,134,010
  2,000,000   Federal National Mortgage Association                                        6.250       2/1/2011    1,989,204
  2,250,000   Federal National Mortgage Association                                        5.750      6/15/2005    2,284,335
  1,500,000   Federal National Mortgage Association                                        5.625      4/17/2028    1,321,532
  1,750,000   Federal National Mortgage Association                                        5.125      2/13/2004    1,758,281
    845,000   Private Export Funding Corporation                                           8.400      7/31/2001      847,957
    150,000   Private Export Funding Corporation                                           6.240      5/15/2002      152,883
  1,000,000   Resolution Funding Corporation                                               8.625      1/15/2021    1,237,874
  1,500,000   Student Loan Marketing Association                                           7.300       8/1/2012    1,625,871
  2,000,000   Tennessee Valley Authority                                                   6.375      6/15/2005    2,058,006
              Total U.S. Government Agency                                                                       27,816,476
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U.S. Treasury Securities (6.6%)
---------------------------------------------------------------------------------------------------------------------------------------
    200,000   U.S. Treasury Bonds                                                         10.375     11/15/2012      253,234
  2,025,000   U.S. Treasury Bonds                                                          9.875     11/15/2015    2,822,048
  1,925,000   U.S. Treasury Bonds                                                          8.875      2/15/2019    2,549,944
  1,975,000   U.S. Treasury Bonds                                                          8.500      2/15/2020    2,548,514
  1,850,000   U.S. Treasury Bonds                                                          8.125      8/15/2019    2,302,969
    600,000   U.S. Treasury Bonds                                                          8.000     11/15/2021      747,234
  1,500,000   U.S. Treasury Bonds                                                          7.875      2/15/2021    1,839,102
    250,000   U.S. Treasury Bonds                                                          7.625     11/15/2022      301,513
  1,100,000   U.S. Treasury Bonds                                                          7.500     11/15/2024    1,320,630
    400,000   U.S. Treasury Bonds                                                          7.250      8/15/2022      463,794
  1,750,000   U.S. Treasury Bonds                                                          7.250      5/15/2016    1,991,334
     625,000  U.S. Treasury Bonds                                                           7.125    2/15/2023     716,481
----------------------------------------------------------------------------------------------------------------------------------------------
  1,500,000   U.S. Treasury Bonds                                                          6.875      8/15/2025    1,684,529
2,475,000U.S. Treasury Bonds                                                               6.750      8/15/2026    2,745,894
  1,000,000   U.S. Treasury Bonds                                                          6.250      5/15/2030    1,060,468
  1,500,000   U.S. Treasury Bonds                                                          6.250      8/15/2023    1,561,200
  2,325,000   U.S. Treasury Bonds                                                          6.125     11/15/2027    2,395,503
  1,250,000   U.S. Treasury Bonds                                                          5.500      8/15/2028    1,185,227
  1,600,000   U.S. Treasury Notes                                                         11.875     11/15/2003    1,862,475
  1,575,000   U.S. Treasury Notes                                                         10.750      5/15/2003    1,754,719
  1,500,000   U.S. Treasury Notes                                                         10.750      2/15/2003    1,651,752
  1,100,000   U.S. Treasury Notes                                                          9.375      2/15/2006    1,297,915
  2,400,000   U.S. Treasury Notes                                                          7.500      2/15/2005    2,611,850
  1,150,000   U.S. Treasury Notes                                                          7.250      8/15/2004    1,234,894
    500,000   U.S. Treasury Notes                                                          7.250      5/15/2004      535,319
    375,000   U.S. Treasury Notes                                                          7.000      7/15/2006      406,851
  1,500,000   U.S. Treasury Notes                                                          6.625      5/15/2007    1,611,502
    875,000   U.S. Treasury Notes                                                          6.500     10/15/2006      930,605
  1,000,000   U.S. Treasury Notes                                                          6.500      5/31/2002    1,023,420
    600,000   U.S. Treasury Notes                                                          6.250      6/30/2002      613,637
  1,700,000   U.S. Treasury Notes                                                          6.125      8/15/2007    1,784,837
  1,000,000   U.S. Treasury Notes                                                          5.875     11/15/2005    1,035,712
  2,000,000   U.S. Treasury Notes                                                          5.875      2/15/2004    2,066,556
  2,150,000   U.S. Treasury Notes                                                          5.500      2/15/2008    2,182,764
              Total U.S. Treasury Securities                                                                     51,094,426
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              Total U.S. Government Obligations                                                                  78,910,902
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Utilities (0.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    250,000   Columbia Energy Group                                                        7.320     11/28/2010      244,800
  2,000,000   El Paso Corporation                                                          7.000      5/15/2011    1,925,278
  1,500,000   Niagara Mohawk Power Corporation                                             7.750      10/1/2008    1,528,839
  1,000,000   Public Service Electric and Gas Company                                      6.375       5/1/2008      966,478
    500,000   Texas Utilities Electric Company                                             8.250       4/1/2004      531,131
    545,000   Texas Utilities Electric Company                                             7.170       8/1/2007      566,089
              Total Utilities                                                                                     5,762,615
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---------------------------------------------------------------------------------------------------------------------------------------
              Total Long-Term Fixed-Income Investments
              (amortized cost basis $263,655,422)                                                               266,964,788
---------------------------------------------------------------------------------------------------------------------------------------

$  11,417,000 Alpine Securitization Corporation                                     3.800%             7/6/2001  $11,409,769
   11,561,000 American General Finance Corporation                            3.920-3.870          7/2-7/9/2001   11,554,641
    7,355,000 Countrywide Home Loans, Inc.                                          4.000             7/11/2001    7,346,010
   14,298,000 Ford Motor Credit Company                                             3.880              7/3/2001   14,293,377
    5,964,000 Household Finance Corporation                                         3.690             7/10/2001    5,957,887
    7,065,000 Toyota Motor Credit Corporation                                       3.804              7/5/2001    7,061,271

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                                                              Total Short-Term Investments
                                                              (amortized cost basis $57,622,955)                 57,622,955
---------------------------------------------------------------------------------------------------------------------------------------

Total Investments (99.7%)
                                                              (amortized cost basis $744,972,664)               772,468,925
---------------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities (0.3%)                         2,386,271

Net Assets (100.0%)                                           $774,855,196

*Non-income producing security.
/1/The interest rate reflects the discount rate at the date of purchase.

/2/144A Security

                                      See page 139 for a complete discussion of investment terms.

                                                     AAL High Yield Bond Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio strives for high current income and secondarily capital growth by investing primarily in high-risk, high-yield bonds commonly referred to as "junk bonds".
---------------------------------------------------------------------------------------------------------------------------------------

Finance (1.7%)
---------------------------------------------------------------------------------------------------------------------------------------
   $250,000   Forest City Enterprises, Inc.                                                8.500%     3/15/2008     $235,000
    250,000   Golden State Holdings, Inc.                                                  7.000       8/1/2003      250,014
    100,000   Golden State Holdings, Inc.                                                  6.750       8/1/2001       99,946
              Total Finance                                                                                          584,960
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Industrial-Basic Materials (5.3%)
---------------------------------------------------------------------------------------------------------------------------------------
    250,000   Abitibi-Consolidated, Inc.                                                   8.300       8/1/2005      262,943
    250,000   Century Aluminum Company/2/                                                 11.750      4/15/2008      260,000
    300,000   Hercules, Inc./2/                                                           11.125     11/15/2007      297,000
    100,000   Huntsman Corporation/2/                                                      9.500       7/1/2007       55,000
    250,000   Huntsman ICI Chemicals LLC                                                  10.125       7/1/2009      246,250
    350,000   Lyondell Chemical Company                                                    9.625       5/1/2007      348,250
    150,000   MacDermid, Inc./2/                                                           9.125      7/15/2011      150,750
    200,000   Quebecor Media, Inc./2/                                                     11.125      7/15/2011      194,771
              Total Industrial-Basic Materials                                                                     1,814,964
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Industrial-Capital Goods (5.9%)
---------------------------------------------------------------------------------------------------------------------------------------
    600,000   Allied Waste North America, Inc.                                             7.625       1/1/2006      593,250
    200,000   Ball Corporation                                                             7.750       8/1/2006      202,750
    350,000   Building Materials Corporation of America                                    7.750      7/15/2005      213,500
    250,000   Consolidated Container Company LLC                                          10.125      7/15/2009      251,875
    250,000   L-3 Communications Corporation                                              10.375       5/1/2007      262,812
    200,000   Silgan Holdings, Inc.                                                        9.000       6/1/2009      198,000
    300,000   Waste Management, Inc.                                                       7.100       8/1/2026      305,674
              Total Industrial-Capital Goods                                                                       2,027,861
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Industrial-Communications (34.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    350,000   Adelphia Business Solutions, Inc.                                           12.250       9/1/2004      288,750
    250,000   Adelphia Communications Corporation                                          9.875       3/1/2007      247,500
    250,000   American Cellular Corporation/2/                                             9.500     10/15/2009      235,000
    250,000   American Media Operation, Inc.                                              10.250       5/1/2009      255,625
    175,000   American Tower Corporation/2/                                                9.375       2/1/2009      163,188
    250,000   AT&T Wireless Services, Inc./2/                                              7.875       3/1/2011      250,476
    500,000   British Sky Broadcasting Group plc                                           7.300     10/15/2006      488,319
    250,000   CanWest Media, Inc./2/                                                      10.625      5/15/2011      253,750
    250,000   Century Communications Corporation                                           8.750      10/1/2007      233,750
    500,000   Charter Communications Holdings LLC                                          8.625       4/1/2009      475,000
    500,000   Comcast Cable Communications, Inc.                                           6.200     11/15/2008      482,375
    400,000   Crown Castle International Corporation                                      10.750       8/1/2011      387,000
    300,000   CSC Holdings, Inc.                                                           7.875     12/15/2007      301,034
    150,000   CSC Holdings, Inc./2/                                                        7.625       4/1/2011      143,101
    250,000   Diamond Cable Communications plc                                            11.750     12/15/2005      170,000
    200,000   Echostar DBS Corporation                                                    10.375      10/1/2007      200,000
    400,000   EchoStar DBS Corporation                                                     9.250       2/1/2006      394,000
    300,000   Flag, Ltd.                                                                   8.250      1/30/2008      243,000
    300,000   Fox Sports Networks LLC                                                      8.875      8/15/2007      312,000
    250,000   France Telecom SA/2/                                                         7.750       3/1/2011      254,734
    200,000   Garden State Newspapers, Inc.                                                8.625       7/1/2011      190,000
    750,000   Global Crossing Holding, Ltd.                                                9.125     11/15/2006      590,625
    200,000   KPNQwest NV                                                                  8.125        61/2009      114,000
    250,000   Level 3 Communications, Inc.                                                 9.125       5/1/2008      103,750
    300,000   LIN Television Corporation                                                   8.375       3/1/2008      282,000
    200,000   Mastec, Inc.                                                                 7.750       2/1/2008      168,000
    500,000   McLeodUSA, Inc./6/                                                           0.000       3/1/2007      265,000
    500,000   McLeodUSA, Inc.                                                              9.500      11/1/2008      280,000
    250,000   Mediacom Broadbank LLC/2/                                                   11.000      7/15/2013      254,375
    150,000   Metromedia Fiber Network, Inc.                                              10.000     11/15/2008       57,000
    150,000   Nextel Communications, Inc.                                                  9.375     11/15/2009      118,875
    300,000   Nextel Partners, Inc.                                                       11.000      3/15/2010      236,250
    350,000   NEXTLINK Communications, Inc.                                               10.750       6/1/2009      112,000
    200,000   NTL, Inc./6/                                                                 9.750       4/1/2008       87,000
    300,000   Price Communications Wireless, Inc.                                          9.125     12/15/2006      310,500
    250,000   Primedia, Inc./2/                                                            8.875      5/15/2011      231,250
    250,000   Renaissance Media Group LLC6                                                 9.125     12/15/2006      195,000
    500,000   Rogers Cantel, Inc.                                                          9.375       6/1/2008      491,250
    250,000   Rural Cellular Corporation                                                   9.625      5/15/2008      242,500
    175,000   TeleCorp PCS, Inc.                                                          10.625      7/15/2010      164,500
    300,000   Telewest Communications plc                                                  0.000      4/15/2009      147,000
    300,000   Telewest Communications plc                                                 11.000      10/1/2007      252,750
    500,000   Tritel PCS, Inc.                                                            10.375      1/15/2011      457,500
    500,000   United Pan-Europe Communications NV                                         10.875      11/1/2007      187,500
    200,000   Williams Communications Group, Inc.                                         10.875      10/1/2009       81,000
    350,000   Worldwide Fiber, Inc./3/                                                    12.000       8/1/2009        4,375
    360,000   Young Broadcasting, Inc./2/                                                 10.000       3/1/2011      345,600
              Total Industrial-Communications                                                                     11,748,202
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Industrial-Consumer Cyclical (14.4%)
---------------------------------------------------------------------------------------------------------------------------------------
     90,000   Cadmus Communications Corporation                                            9.750       6/1/2009       84,150
    350,000   Harrah's Operating Company, Inc.                                             7.500      1/15/2009      348,524
    500,000   HMH Properties, Inc.                                                         7.875       8/1/2005      490,000
    650,000   Horseshoe Gaming Holding Corporation                                         8.625      5/15/2009      650,000
    350,000   International Game Technology                                                7.875      5/15/2004      354,375
    250,000   John Q. Hammons Hotels, Inc.                                                 9.750      10/1/2005      251,250
    250,000   Lear Corporation                                                             7.960      5/15/2005      254,472
    500,000   MGM Mirage, Inc.                                                             9.750        61/2007      533,750
    350,000   Mirage Resorts, Inc.                                                         7.250     10/15/2006      349,308
    850,000   Park Place Entertainment Corporation                                         8.875      9/15/2008      873,375
    250,000   R.H. Donnelley, Inc.                                                         9.125       6/1/2008      253,750
    250,000   Six Flags, Inc.                                                              9.250       4/1/2006      248,750
    250,000   Station Casinos, Inc.                                                        8.875      12/1/2008      250,000
              Total Industrial-Consumer Cyclical                                                                   4,941,704
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Consumer Noncyclical (9.9%)
---------------------------------------------------------------------------------------------------------------------------------------
    200,000   Abbey Healthcare Group, Inc.                                                 9.500      11/1/2002      200,000
    250,000   Bergen Brunswig Corporation                                                  7.375      1/15/2003      244,684
    250,000   Beverly Enterprises, Inc.                                                    9.000      2/15/2006      252,500
    250,000   Constellation Brands, Inc.                                                   8.500       3/1/2009      251,563
    350,000   HCA - The Healthcare Company                                                 6.910      6/15/2005      344,642
    300,000   HCA - The Healthcare Company                                                 6.730      7/15/2045      300,541
    500,000   Omnicare, Inc./2/                                                            8.125      3/15/2011      505,000
    100,000   Owens & Minor, Inc./2/                                                       8.500      7/15/2011      100,750
    150,000   Tenet Healthcare Corporation                                                 7.625       6/1/2008      152,437
    500,000   Tenet Healthcare Corporation                                                 8.000      1/15/2008      513,125
    500,000   Triad Hospitals Holdings, Inc.                                              11.000      5/15/2009      538,750
              Total Industrial-Consumer Noncyclical                                                                3,403,992
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Energy (10.2%)
---------------------------------------------------------------------------------------------------------------------------------------
    250,000   Chesapeake Energy Corporation                                                8.500      3/15/2012      240,000
    200,000   Forest Oil Corporation/2/                                                    8.000      6/15/2008      195,000
    250,000   Giant Industries, Inc.                                                       9.750     11/15/2003      250,000
    150,000   HS Resources, Inc.                                                           9.250     11/15/2006      157,125
    250,000   HS Resources, Inc.                                                           9.250     11/15/2006      261,875
    350,000   Key Energy Services, Inc./2/                                                 8.375       3/1/2008      353,500
    500,000   Pioneer Natural Resources Company                                            9.625       4/1/2010      547,900
    250,000   Pride Petroleum Services, Inc.                                               9.375       5/1/2007      262,500
      2,491   TransTexas Gas Corporation                                                  15.000      3/15/2005        1,862
    200,000   Triton Energy, Ltd.                                                          8.875      10/1/2007      205,000
  1,000,000   Vintage Petroleum, Inc.                                                      9.000     12/15/2005    1,030,000
              Total Industrial-Energy                                                                              3,504,762
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Industrial-Other (1.5%)
---------------------------------------------------------------------------------------------------------------------------------------
    465,342   Rocky River Private Placement/5/                                             8.810      4/14/2007      498,316
              Total Industrial-Other                                                                                 498,316
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Transportation (0.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    250,000   US Airways, Inc.                                                             9.625       9/1/2003      252,204
              Total Industrial-Transportation                                                                        252,204
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (8.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    500,000   AES Corporation                                                              9.500       6/1/2009     510,000
    150,000   AES Corporation                                                              9.375      9/15/2010     151,500
    250,000   Azurix Corporation                                                          10.375      2/15/2007      252,500
    300,000   Calpine Corporation                                                          8.500      2/15/2011      289,210
    500,000   Calpine Corporation                                                          7.625      4/15/2006      483,242
    500,000   CMS Energy Corporation                                                       7.500      1/15/2009      462,583
    250,000   Ferrellgas Partners, L.P.                                                    9.375      6/15/2006      251,250
    150,000   Mission Energy Holding Company/2/                                           13.500      7/15/2008      147,750
    180,000   Progress Energy, Inc.                                                        6.550       3/1/2004      183,470
    250,000   WCG Note Trust/WCG Note Corporation/2/                                       8.250      3/15/2004      249,030
              Total Utilities                                                                                      2,980,535
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
              Total Long-Term Fixed Income Investments
              (amortized cost basis $33,808,197)                                                                  31,757,500
---------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   Market
Shares         Common Stocks (0.4%)                                                                       Value
---------------------------------------------------------------------------------------------------------------------------------------------
     36,024   Abraxas Petroleum Corporation*                                                                        $113,836
          1   Pathmark Stores, Inc.*                                                                                      24
        308   TransTexas Gas Corporation*                                                                              3,388
---------------------------------------------------------------------------------------------------------------------------------------
              Total Common Stocks
              (cost basis $56,182)                                                                                   117,248
---------------------------------------------------------------------------------------------------------------------------------------

                                                                                   Interest             Maturity    Market
Shares          Preferred Stocks (2.0%)                                              Rate                 Date       Value
---------------------------------------------------------------------------------------------------------------------------------------

        700   Fresenius Medical Care Capital Trust II                             7.875%                2/1/2008    $682,500
      3,414   TransTexas Gas Corporation*                                                                                171
---------------------------------------------------------------------------------------------------------------------------------------
              Total Preferred Stocks
              (cost basis $673,415)                                                                                  682,671
---------------------------------------------------------------------------------------------------------------------------------------

Principal
Amount/                                                                           Interest              Maturity    Market
SharesShort-Term Investments (5.0%)                                                 Rate/1/               Date       Value
----------------------------------------------------------------------------------------------------------------------------------------------
   $100,000   Abbey National North America                                        3.690%                8/1/2001    $99,672
    400,000   General Electric Capital Corporation                         3.550-3.670            8/16-10/2/2001    397,131
    200,000   Halifax plc                                                         4.080               10/22/2001    197,416
    100,000   Swedbank                                                            3.940                8/13/2001     99,519
    900,000   UBS Finance Corporation                                      3.550-3.770           8/23-12/19/2001    893,780
     34,738   Fidelity Domestic Portfolio Class III                               3.430                              34,738

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Investments
                                                              (amortized cost basis $1,722,256)                   1,722,256
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (99.9%)
                                                              (amortized cost basis $36,260,050)                 34,279,675
---------------------------------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities (0.1%)                         42,911

                                                              Net Assets (100.0%)                               $34,322,586
---------------------------------------------------------------------------------------------------------------------------------------

* Non income-producing security.

/1/The interest rate reflects the discount rate at the date of purchase.

/2/144A Security.

/3/Security in default.

/5/Illiquid security valued at fair value.

/6/Step Coupon Bond.

                                      See page 139 for a complete discussion of investment terms.

                                                       AAL Bond Index Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio strives for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities comprising the Index.

Principal                                                                                Interest    Maturity      Market
AmountLong-Term Fixed-Income Investments (98.2%)                                           Rate        Date          Value
---------------------------------------------------------------------------------------------------------------------------------------

Asset Backed Securities (3.2%)
---------------------------------------------------------------------------------------------------------------------------------------

   $250,000   American Express Master Trust Series 1998-1 Class A                          5.900%     4/15/2004     $255,117
   250,000    Chase Credit Card Master Trust Series 1997-5 Class A                         6.194      8/15/2005     255,872
   300,000    Citibank Credit Issuance Trust Series 2001-A6 Class A6                       5.650      6/16/2008     296,850
   200,000    Countrywide Asset Backed Certificates Series 2001-1 Class AF2                5.846      7/25/2020     202,042
   400,000    Ford Credit Auto Owner Trust Series 2001-B Class A4                          5.120     10/15/2004     402,682
   250,000    NationsBank Credit Card Master Trust Series 1993-2 Class A                   6.000     12/15/2005     255,548
   250,000    PECO Energy Transition Trust Series 1999-A Class A6                          6.050       3/1/2009     250,861
   200,000    Residential Asset Securities Corporation Series 1993-2 Class A4              6.935     10/25/2020     204,698
   270,000    Vanderbilt Mortgage Finance Corporation Series 2000-A Class AI3              7.820      11/7/2017     285,227
              Total Asset Backed Securities                                                                       2,408,897
---------------------------------------------------------------------------------------------------------------------------------------

Finance (7.9%)
---------------------------------------------------------------------------------------------------------------------------------------
   310,000    Allstate Corporation                                                         7.200      12/1/2009     322,067
   250,000    Associates Corporation of North America                                      6.250      11/1/2008     246,063
   250,000    Avalon Properties, Inc.                                                      6.625      1/15/2005     250,992
   250,000    Bank of America Corporation                                                  7.400      1/15/2011     259,764
   300,000    Cabot Industrial Properties, L.P.                                            7.125       5/1/2004     305,954
   250,000    Chase Manhattan Corporation                                                  6.000      2/15/2009     240,531
   300,000    Citigroup, Inc.                                                              7.250      10/1/2010     312,065
   250,000    Commercial Credit Company                                                    6.625     11/15/2006     253,166
   468,000    Countrywide Home Loans, Inc.                                                 7.450      9/16/2003     491,186
   250,000    General Electric Capital Corporation                                         8.750      5/21/2007     283,090
   300,000    Heller Financial, Inc.                                                       7.375      11/1/2009     310,073
   300,000    Household Finance Corporation                                                6.400      6/17/2008     294,373
   300,000    Lehman Brothers Holdings, Inc.                                               6.625      5/15/2006     299,241
   300,000    Mack-Cali Realty LLP                                                         7.000      3/15/2004     303,405
   250,000    Merrill Lynch & Company, Inc.                                                6.000      2/17/2009     241,212
   300,000    Morgan Stanley Dean Witter & Company                                         6.100      4/15/2006     299,742
   300,000    PNC Funding Corporation                                                      6.875      7/15/2007     305,581
   200,000    ProLogis Trust                                                               7.000      10/1/2003     204,190
   250,000    U.S. Bancorp                                                                 7.625       5/1/2005     262,080
   250,000    Wells Fargo & Company                                                        7.250      8/24/2005     262,585
   150,000    Wellsford Residential Property Trust                                         9.375       2/1/2002     153,790
              Total Finance                                                                                       5,901,150
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Industrial-Basic (1.1%)
---------------------------------------------------------------------------------------------------------------------------------------
   300,000    Potash Corporation of Saskatchewan, Inc.                                     7.750      5/31/2011     306,278
   300,000    Praxair, Inc.                                                                6.500       3/1/2008     297,788
   200,000    Stora Enso Oyj                                                               7.375      5/15/2011     202,570
              Total Industrial-Basic                                                                                806,636
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Capital Goods (1.4%)
---------------------------------------------------------------------------------------------------------------------------------------
   250,000    Caterpillar, Inc.                                                            9.000      4/15/2006     280,791
   250,000    Hanson plc                                                                   6.750      9/15/2005     252,732
   300,000    Raytheon Company                                                             6.500      7/15/2005     294,929
   200,000    Tyco International Group SA                                                  6.375      2/15/2006     201,808
              Total Industrial-Capital Goods                                                                      1,030,260
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Communications (2.2%)
---------------------------------------------------------------------------------------------------------------------------------------
   250,000    Comcast Cable Communications, Inc.                                           6.200     11/15/2008     241,188
   300,000    Clear Channel Communications, Inc.                                           7.875      6/15/2005     315,094
   250,000    Pacific Bell                                                                 7.125      3/15/2026     247,553
   250,000    Sprint Capital Corporation                                                   6.375       5/1/2009     232,533
   300,000    TELUS Corporation                                                            8.000       6/1/2011     306,666
   300,000    Verizon Global Funding Corporation/2/                                        7.750      12/1/2030     308,558
              Total Industrial-Communications                                                                     1,651,592
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Consumer Cyclical (2.1%)
---------------------------------------------------------------------------------------------------------------------------------------
   400,000    AOL Time Warner, Inc.                                                        7.625      4/15/2031     401,539
   250,000    Federated Department Stores, Inc.                                            6.625       4/1/2011     241,055
   250,000    Ford Motor Credit Company                                                    8.200      2/15/2002     255,641
   300,000    Ford Motor Credit Company                                                    7.450      7/16/2031     287,945
   400,000    General Motors Acceptance Corporation                                        7.500      7/15/2005     418,234
              Total Industrial-Consumer Cyclical                                                                  1,604,414
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Consumer Noncyclical (2.1%)
---------------------------------------------------------------------------------------------------------------------------------------
    400,000   Hormel Foods Corporation/2/                                                  6.625       6/1/2011     396,044
   300,000    Kellogg Company                                                              6.000       4/1/2006     297,314
   250,000    Kimberly-Clark Corporation                                                   6.375       1/1/2028     233,944
   300,000    Kroger Company                                                               7.650      4/15/2007     315,644
   305,000    Safeway, Inc.                                                                7.500      9/15/2009     317,740
              Total Industrial-Consumer Noncyclical                                                               1,560,686
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Industrial-Energy (1.1%)
---------------------------------------------------------------------------------------------------------------------------------------
   200,000    Anadarko Finance Company/2/                                                  6.750       5/1/2011     199,457
   300,000    Tosco Corporation                                                            7.250       1/1/2007     310,567
   300,000    Union Pacific Resources, Inc.                                                6.750      5/15/2008     302,581
              Total Industrial-Energy                                                                               812,605
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Other (0.5%)
---------------------------------------------------------------------------------------------------------------------------------------
   350,000    Thermo Electron Corporation                                                  7.625     10/30/2008     337,995
              Total Industrial-Other                                                                                337,995
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Technology (1.0%)
---------------------------------------------------------------------------------------------------------------------------------------
   300,000    Compaq Computer Corporation                                                  6.200      5/15/2003     299,393
   300,000    International Business Machines Corporation                                  7.250      11/1/2002     309,494
   200,000    Nortel Networks, Ltd.                                                        6.125      2/15/2006     172,588
              Total Industrial-Technology                                                                           781,475
---------------------------------------------------------------------------------------------------------------------------------------

Industrial-Transportation (0.7%)
---------------------------------------------------------------------------------------------------------------------------------------
   500,000    Union Pacific Corporation                                                    7.000       2/1/2006     491,339
              Total Industrial-Transportation                                                                       491,339
---------------------------------------------------------------------------------------------------------------------------------------

Mortgage Backed Securities (34.4%)
---------------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Backed Securities (2.2%)
   240,576    Bear Stearns Commerical Mortgage Securities Series 2000-WF2
              Class A1                                                                     7.110     10/15/2032     248,726
   247,930    Bear Stearns Commerical Mortgage Securities Series 1999-C1
              Class A1                                                                     5.910      2/14/2031     247,173
   292,275    Morgan Stanley Capital, Inc. Series 1999-FNV1 Class A1                       6.120      3/15/2031     293,285
   428,222    Morgan Stanley Capital, Inc. Series 1998-WF1 Class A1                        6.250      3/15/2030     434,933
   450,000    Nationslink Funding Corporation Series 1999-1 Class A2                       6.316      1/20/2031     445,486
              Total Commercial Mortgage Backed Securities                                                         1,669,603
---------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation (10.9%)
---------------------------------------------------------------------------------------------------------------------------------------
   112,933    Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.500      12/1/2009      116,819
   325,278    Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000      10/1/2014      332,122
    45,135    Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              7.000       1/1/2011       46,368
   485,310    Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       3/1/2016      487,465
   142,759    Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500       1/1/2013      144,210
   167,842    Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.500      10/1/2012      169,791
   413,183    Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       4/1/2014      410,605
   203,987    Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              6.000       9/1/2013      202,714
   419,153    Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through              5.500       3/1/2014      409,019
    114,152   Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through               8.500     11/1/2025    120,574
----------------------------------------------------------------------------------------------------------------------------------------------
    55,258    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              8.000       1/1/2026       57,721
   624,748    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      10/1/2029      637,867
    99,200    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500      10/1/2027      101,643
   105,214    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       7/1/2027      107,996
    62,729    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.500       8/1/2025       64,425
   500,000    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       6/1/2031      502,999
   468,109    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       2/1/2031      471,187
   388,686    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       7/1/2029      391,455
   155,872    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2028      157,118
   338,212    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       8/1/2027      341,123
   133,940    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       4/1/2027      135,093
    86,218    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       6/1/2026       87,138
   159,504    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              7.000       5/1/2024      161,468
   498,614    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       5/1/2031      491,421
   438,331    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2029      432,983
   206,850    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       2/1/2029      204,588
   212,676    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      12/1/2028      210,350
   230,899    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500      10/1/2028      228,374
   178,646    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       7/1/2028      176,693
   104,323    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.500       4/1/2024      103,705
   437,398    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       3/1/2029      422,284
   211,900    Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through              6.000       8/1/2028      204,926
              Total Federal Home Loan Mortgage Corporation                                                        8,132,244
---------------------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association (12.6%)
---------------------------------------------------------------------------------------------------------------------------------------
    76,721    Federal National Mortgage Association Conventional 15-Yr. Pass Through              8.000      7/1/2012       79,350
    81,666    Federal National Mortgage Association Conventional 15-Yr. Pass Through              7.500      7/1/2011       84,247
    19,599    Federal National Mortgage Association Conventional 15-Yr. Pass Through              7.000      9/1/2012       20,036
   184,216    Federal National Mortgage Association Conventional 15-Yr. Pass Through              6.500      6/1/2013      185,846
   154,260    Federal National Mortgage Association Conventional 15-Yr. Pass Through              6.500     12/1/2012      155,864
    96,982    Federal National Mortgage Association Conventional 15-Yr. Pass Through              6.000      4/1/2011       96,748
    54,218    Federal National Mortgage Association Conventional 30-Yr. Pass Through             10.500      8/1/2020       59,724
   124,144    Federal National Mortgage Association Conventional 30-Yr. Pass Through              9.000     11/1/2027      132,199
    35,342    Federal National Mortgage Association Conventional 30-Yr. Pass Through              9.000      2/1/2025       37,636
    44,515    Federal National Mortgage Association Conventional 30-Yr. Pass Through              8.500     12/1/2025       47,106
   268,603    Federal National Mortgage Association Conventional 30-Yr. Pass Through              8.000      4/1/2030      277,722
    68,307    Federal National Mortgage Association Conventional 30-Yr. Pass Through              8.000      9/1/2026       71,214
   107,689    Federal National Mortgage Association Conventional 30-Yr. Pass Through              8.000     12/1/2024      112,843
    438,855   Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.500    12/1/2030       448,035
----------------------------------------------------------------------------------------------------------------------------------------------
   414,960    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.500     12/1/2029      423,809
   443,301    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.500      8/1/2029      452,755
   121,051    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.500     11/1/2027      123,989
    75,643    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.500      2/1/2027       77,598
   100,672    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.500      1/1/2026      103,350
   445,837    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.000      9/1/2029      448,516
   440,775    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.000      3/1/2029      443,423
   150,738    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.000     12/1/2028      151,807
   200,485    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.000     10/1/2028      201,908
   120,235    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.000      1/1/2028      121,157
    89,403    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.000      3/1/2027       90,278
   123,765    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.000      2/1/2026      124,976
   128,045    Federal National Mortgage Association Conventional 30-Yr. Pass Through              7.000     10/1/2025      129,422
   413,780    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.500      8/1/2029      408,353
   486,874    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.500      7/1/2029      480,489
   199,174    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.500      2/1/2029      196,803
   167,782    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.500      9/1/2028      165,785
   209,436    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.500      9/1/2028      206,944
   185,647    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.500      8/1/2027      183,560
   140,826    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.500      5/1/2026      139,479
   440,519    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.500     11/1/2025      437,446
   998,773    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.000      5/1/2031      959,286
   418,942    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.000     11/1/2029      404,767
   434,016    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.000      3/1/2029      419,331
   200,852    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.000      5/1/2028      194,057
   382,730    Federal National Mortgage Association Conventional 30-Yr. Pass Through              6.000     12/1/2013      380,241
    94,328    Federal National Mortgage Association Conventional 7-Yr.
              Balloon Pass Through                                                                6.500     10/1/2003       96,096
              Total Federal National Mortgage Association                                                         9,374,195
---------------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association (8.7%)
---------------------------------------------------------------------------------------------------------------------------------------
    93,749    Government National Mortgage Association 15-Yr. Pass Through                 6.500      6/15/2009       95,946
    52,684    Government National Mortgage Association 30-Yr. Pass Through                 9.000      9/15/2024       56,582
    54,218    Government National Mortgage Association 30-Yr. Pass Through                 8.500     12/15/2026       57,064
   606,629    Government National Mortgage Association 30-Yr. Pass Through                 8.000     10/15/2030      628,953
   386,611    Government National Mortgage Association 30-Yr. Pass Through                 8.000     12/15/2029      401,272
    88,369    Government National Mortgage Association 30-Yr. Pass Through                 8.000     10/15/2026       91,982
    81,635    Government National Mortgage Association 30-Yr. Pass Through                 8.000      9/15/2026       84,972
   391,948    Government National Mortgage Association 30-Yr. Pass Through                 8.000      7/15/2026      407,971
    57,861    Government National Mortgage Association 30-Yr. Pass Through                 8.000      6/15/2025       60,364
   660,910    Government National Mortgage Association 30-Yr. Pass Through                 7.500      1/15/2031      677,946
   382,170    Government National Mortgage Association 30-Yr. Pass Through                 7.500     11/15/2028      393,037
   120,427    Government National Mortgage Association 30-Yr. Pass Through                 7.500     10/15/2027      123,966
   102,162    Government National Mortgage Association 30-Yr. Pass Through                 7.500      3/15/2027      105,164
   103,179    Government National Mortgage Association 30-Yr. Pass Through                 7.500      3/15/2023      106,606
   499,105    Government National Mortgage Association 30-Yr. Pass Through                 7.000      4/15/2031      503,758
   430,048    Government National Mortgage Association 30-Yr. Pass Through                 7.000      4/15/2029      425,856
   447,022    Government National Mortgage Association 30-Yr. Pass Through                 7.000      3/15/2029      451,975
   187,471    Government National Mortgage Association 30-Yr. Pass Through                 7.000      8/15/2028      189,359
   173,372    Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2028      175,118
   164,211    Government National Mortgage Association 30-Yr. Pass Through                 7.000     11/15/2027      166,030
   103,658    Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2024      105,368
   186,092    Government National Mortgage Association 30-Yr. Pass Through                 7.000      1/15/2014      191,056
   415,394    Government National Mortgage Association 30-Yr. Pass Through                 6.500      3/15/2029      411,345
   210,775    Government National Mortgage Association 30-Yr. Pass Through                 6.500     12/15/2028      208,834
   201,369    Government National Mortgage Association 30-Yr. Pass Through                 6.500      7/15/2028      199,515
   160,790    Government National Mortgage Association 30-Yr. Pass Through                 6.000      5/15/2026      156,214
              Total Government National Mortgage Association                                                      6,476,253
---------------------------------------------------------------------------------------------------------------------------------------

              Total Mortgage Backed Securities                                                                   25,652,295
---------------------------------------------------------------------------------------------------------------------------------------

Non-Corporate (3.6%)
---------------------------------------------------------------------------------------------------------------------------------------
   250,000    African Development Bank                                                     6.875     10/15/2015     255,123
   350,000    Canada Government                                                            5.250      11/5/2008     337,088
   500,000    Export-Import Bank of Korea                                                  6.500     11/15/2006     510,000
   400,000    Mexico Government International Bond                                         9.875      1/15/2007     437,200
   250,000    Province of Nova Scotia                                                      7.250      7/27/2013     265,516
   250,000    Province of Ontario                                                          6.000      2/21/2006     253,550
   300,000    Province of Quebec                                                           6.500      1/17/2006     307,598
   300,000    Republic of Italy                                                            7.250       2/7/2005     318,118
              Total Non-Corporate                                                                                 2,684,193
---------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Obligations (34.5%)
---------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency (10.3%)
   415,000    Federal Home Loan Bank                                                       7.250      5/15/2003      433,888
   250,000    Federal Home Loan Bank                                                       6.500     11/29/2005      259,850
   700,000    Federal Home Loan Bank                                                       5.925      4/9/2008       701,660
    495,000   Federal Home Loan Bank                                                       5.440    10/15/2003      501,058
---------------------------------------------------------------------------------------------------------------------------------------
   500,000    Federal Home Loan Mortgage Corporation                                       7.100      4/10/2007      533,117
   300,000    Federal Home Loan Mortgage Corporation                                       6.250     10/15/2002      307,445
   300,000    Federal Home Loan Mortgage Corporation                                       5.750      4/15/2008      297,774
   500,000    Federal Home Loan Mortgage Corporation                                       5.750      7/15/2003      509,821
   475,000    Federal Home Loan Mortgage Corporation                                       5.125     10/15/2008      452,532
   600,000    Federal National Mortgage Association                                        6.500      8/15/2004      623,921
   100,000    Federal National Mortgage Association                                        6.250      5/15/2029       95,632
   350,000    Federal National Mortgage Association                                        6.250       2/1/2011      348,111
   500,000    Federal National Mortgage Association                                        6.000      5/15/2008      503,167
   500,000    Federal National Mortgage Association                                        5.960      9/11/2028      461,610
   225,000    Federal National Mortgage Association                                        5.750      4/15/2003      229,844
   200,000    Federal National Mortgage Association                                        5.625      5/14/2004      203,175
   500,000    Federal National Mortgage Association                                        4.750     11/14/2003      499,410
   250,000    Private Export Funding Corporation                                           6.240      5/15/2002      254,804
   200,000    Resolution Funding Corporation                                               8.125     10/15/2019      235,501
   250,000    Tennessee Valley Authority                                                   6.000      3/15/2013      243,847
              Total U.S. Government Agency                                                                        7,696,167
---------------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Securities (24.2%)
---------------------------------------------------------------------------------------------------------------------------------------
   250,000     U.S. Treasury Bonds                                                        10.375     11/15/2012      316,543
   500,000    U.S. Treasury Bonds                                                          9.875     11/15/2015      696,802
   350,000    U.S. Treasury Bonds                                                          8.750      5/15/2017      453,772
   600,000    U.S. Treasury Bonds                                                          8.500      2/15/2020      774,232
   250,000    U.S. Treasury Bonds                                                          8.125      8/15/2021      314,560
   445,000    U.S. Treasury Bonds                                                          8.125      5/15/2021      559,195
   475,000    U.S. Treasury Bonds                                                          8.125      8/15/2019      591,303
   290,000    U.S. Treasury Bonds                                                          7.625     11/15/2022      349,755
   260,000    U.S. Treasury Bonds                                                          7.500     11/15/2024      312,149
   300,000    U.S. Treasury Bonds                                                          7.500     11/15/2016      349,294
   550,000    U.S. Treasury Bonds                                                          6.875      8/15/2025      617,660
   300,000    U.S. Treasury Bonds                                                          6.750      8/15/2026      332,836
   465,000    U.S. Treasury Bonds                                                          6.625      2/15/2027      509,380
   500,000    U.S. Treasury Bonds                                                          6.375      8/15/2027      531,439
   300,000    U.S. Treasury Bonds                                                          6.250      5/15/2030      318,141
   475,000    U.S. Treasury Notes                                                          7.875     11/15/2004      520,161
   500,000    U.S. Treasury Notes                                                         11.875     11/15/2003      582,024
   460,000    U.S. Treasury Notes                                                          7.500      2/15/2005      500,605
    500,000   U.S. Treasury Notes                                                          7.250     8/15/2004      536,910
---------------------------------------------------------------------------------------------------------------------------------------
   575,000    U.S. Treasury Notes                                                          7.250      5/15/2004      615,616
   680,000    U.S. Treasury Notes                                                          7.000      7/15/2006      737,756
   400,000    U.S. Treasury Notes                                                          6.750      5/15/2005      425,906
   650,000    U.S. Treasury Notes                                                          6.500     10/15/2006      691,307
   665,000    U.S. Treasury Notes                                                          6.500      8/15/2005      704,087
   200,000    U.S. Treasury Notes                                                          6.250      2/15/2007      210,890
   370,000    U.S. Treasury Notes                                                          6.250      2/15/2003      381,795
   300,000    U.S. Treasury Notes                                                          6.250      8/31/2002      307,549
   500,000    U.S. Treasury Notes                                                          6.125      8/15/2007      524,952
   700,000    U.S. Treasury Notes                                                          6.000      8/15/2009      727,952
   500,000    U.S. Treasury Notes                                                          6.000      7/31/2002      510,779
   550,000    U.S. Treasury Notes                                                          5.875      2/15/2004      568,303
   300,000    U.S. Treasury Notes                                                          5.750     11/15/2005      308,943
   325,000    U.S. Treasury Notes                                                          5.750     10/31/2002      331,919
   500,000    U.S. Treasury Notes                                                          5.625      2/15/2006      513,472
   650,000    U.S. Treasury Notes                                                          5.500      5/31/2003      664,232
   330,000    U.S. Treasury Notes                                                          5.500      1/31/2003      336,604
   300,000    U.S. Treasury Notes                                                          5.250      8/15/2003      305,385
              Total U.S. Treasury Securities                                                                     18,034,208
---------------------------------------------------------------------------------------------------------------------------------------

              Total U.S. Government Obligations                                                                  25,730,375
---------------------------------------------------------------------------------------------------------------------------------------

Utilities (2.4%)
---------------------------------------------------------------------------------------------------------------------------------------
   250,000    Columbia Energy Group                                                        7.320     11/28/2010     244,800
   300,000    DTE Energy Company                                                           7.050       6/1/2011     301,333
   300,000    El Paso Corporation                                                          7.000      5/15/2011     288,792
   400,000    Niagra Mohawk Power Corporation                                              7.750      10/1/2008     407,690
   250,000    Texas Utilities Electric Company                                             7.375       8/1/2001     250,505
   300,000    Texas Utilities Electric Company                                             7.170       8/1/2007     311,609
              Total Utilities                                                                                     1,804,729
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
              Total Long-Term Fixed Income Investments
              (amortized cost basis $72,590,694)                                                                 73,258,641
---------------------------------------------------------------------------------------------------------------------------------------

Principal                                                                                Interest    Maturity       Market
AmountShort-Term Investments (1.6%)                                                      Rate/1/       Date          Value
---------------------------------------------------------------------------------------------------------------------------------------
$1,174,000    Countrywide Home Loans, Inc.                                                 4.200%      7/2/2001  $1,173,726

---------------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Short-Term Investments
                                                               (amortized cost basis $1,173,726)                  1,173,726
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (99.8%)
                                                               (amortized cost basis $73,764,420)                74,432,367
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Other Assets, less Liabilities (0.2%)                 178,572
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Net Assets (100.0%)                                $74,610,939
---------------------------------------------------------------------------------------------------------------------------------------

/1/The interest rate reflects the discount rate at the date of purchase.

/2/144A Security.

                                      See page 139 for a complete discussion of investment terms.

                                                      AAL Money Market Portfolio
Schedule of Investments as of June 29, 2001
Investment Objective
The Portfolio strives for maximum current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in high-quality, short-term money market instruments.
Principal                                                                       Interest           Maturity         Market
AmountCommercial Paper (99.8%)                                                 Rate Range*        Date Range         Value
---------------------------------------------------------------------------------------------------------------------------------------
 $1,658,000   Alabama Power Company/4/                                       3.618-3.735%       8/16-9/13/2001    $1,646,649
  1,017,000   Alpine Securitization Corporation/4/                                  3.983             7/3/2001     1,016,664
  2,036,000   American Express Credit Corporation                                   3.846            7/23/2001     2,031,018
  1,485,000   American General Finance Corporation                                  3.713            7/25/2001     1,481,184
    670,000   Boeing Capital Corporation/4/                                         3.870            7/13/2001       669,064
  1,266,000   CIT Group Holdings, Inc.                                              3.683            7/30/2001     1,262,128
  1,766,000   Countrywide Home Loans, Inc.                                          3.734            7/31/2001     1,760,343
  1,731,000   CXC, Inc./4/                                                          3.716             8/3/2001     1,724,951
  1,239,000   Duke Energy Corporation/4/                                            3.830            7/18/2001     1,236,627
  1,468,000   Eaglefunding Capital Corporation/4/                                   3.977            7/16/2001     1,465,416
  1,836,000   Edison Asset Securitization LLC4                                      3.940             7/2/2001     1,835,598
  2,067,000   E.I. du Pont de Nemours & Company                                     3.694             8/6/2001     2,059,182
    338,000   Falcon Asset Security Corporation/4/                                  3.710             8/1/2001       336,885
  2,000,000   Ford Motor Credit Company                                             3.680             8/2/2001     1,993,253
  1,900,000   Gannett Company, Inc./4/                                              3.880             7/5/2001     1,898,976
    211,000   General Electric Capital Corporation                                  3.633             8/1/2001       210,321
  1,601,000   Goldman Sachs Group, L.P.                                             3.978            7/10/2001     1,599,239
  1,969,000   Household Finance Corporation                                         3.725             8/6/2001     1,961,492
  1,461,000   John Deere Capital Corporation                                        3.880            7/13/2001     1,458,953
  1,405,000   Knight Ridder, Inc./4/                                                3.972            7/20/2001     1,401,917
  1,793,000   McGraw-Hill Companies, Inc.                                           3.878            8/24/2001     1,782,481
  1,827,000   Merrill Lynch & Company, Inc.                                         3.890            7/11/2001     1,824,828
  2,000,000   Pfizer, Inc./4/                                                       3.850            7/12/2001     1,997,433
  1,693,000   R.R. Donnelley & Sons Company/4/                                      3.827            7/24/2001     1,688,700
  1,624,000   SBC Communications, Inc./4/                                           3.715            7/27/2001     1,619,493
  1,882,000   Toyota Motor Credit Corporation/4/                                    3.900             7/6/2001     1,880,777
  2,000,000   United Technologies Corporation/4/                                    3.880            7/19/2001     1,995,905
  2,000,000   Verizon Network Funding                                               3.760            7/26/2001     1,994,569
  1,244,000   Walt Disney Company                                                   3.850             7/9/2001     1,242,803
  1,573,000   Wisconsin Energy Corporation/4/                                3.945-3.950        7/10-7/17/2001     1,570,341

---------------------------------------------------------------------------------------------------------------------------------------
                                                              Total Commercial Paper (99.8%)
(amortized cost basis $46,647,190)                            46,647,190

                                                              Other Assets, Less Liabilities (0.2%)                  84,391
---------------------------------------------------------------------------------------------------------------------------------------

                                                              Net Assets (100.0%)                                $46,731,581
---------------------------------------------------------------------------------------------------------------------------------------

 * The interest rate shown reflects the coupon rate or, for the securities purchased at a discount, the discount rate at the date of purchase.

/4/  4(2) commercial paper.

See page 139 for a complete discussion of investment terms.

AAL Variable Product Series Fund, Inc.
Statement of Assets and Liabilities
As of June 29, 2001
                                                                                   Technology       Aggressive     Small Cap
                                                                                      Stock           Growth         Stock
                                                                                    Portfolio        Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                                              $7,584,078       $7,297,355    $11,362,856
---------------------------------------------------------------------------------------------------------------------------------------
Investments at value                                                             $7,725,454       $7,087,284    $12,094,460

Cash                                                                                 60,033           99,859         63,326
Dividends and interest receivable                                                       278              792          2,696
Receivable for investments sold                                                         -             13,391            -
Receivable for fund shares sold                                                      20,483           12,272         84,991
Receivable for forward contracts                                                        -                -              -
Total Assets                                                                     $7,806,248       $7,213,598    $12,245,473
---------------------------------------------------------------------------------------------------------------------------------------

Liabilities:
---------------------------------------------------------------------------------------------------------------------------------------
Payable for forward contracts                                                           -                -              -
Payable for investments purchased                                                       -             23,502         79,350
Income distributions payable                                                            -                -              -
Payable for fund shares redeemed                                                      3,027              540          1,854
Other accrued expenses                                                                  -                -              -
Investment advisory fees payable                                                      4,311            4,396          5,974
Total Liabilities                                                                    $7,338          $28,438        $87,178
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets:
---------------------------------------------------------------------------------------------------------------------------------------
Capital stock                                                                     7,815,464        7,476,497     11,361,800
Undistributed net investment income                                                  (4,100)          16,274          8,888
Undistributed net realized gain/(loss)                                             (153,830)         (97,540)        56,003
Net unrealized appreciation/(depreciation) on investments                           141,376         (210,071)       731,604
Net unrealized appreciation/(depreciation) on foreign currency contracts                -                -              -
Net unrealized appreciation/(depreciation) on currency related transactions             -                -              -
Total Net Assets                                                                 $7,798,910       $7,185,160    $12,158,295
---------------------------------------------------------------------------------------------------------------------------------------

Total Liabilities & Capital                                                      $7,806,248       $7,213,598    $12,245,473
---------------------------------------------------------------------------------------------------------------------------------------

Capital Shares Outstanding (2 billion shares authorized)                            805,504          757,174      1,127,030

Net Asset Value Per Share                                                             $9.68            $9.49         $10.79

     Small Cap            Mid Cap             Mid Cap                                  Capital           Large Company
        Index              Stock               Index            International           Growth               Index
      Portfolio          Portfolio           Portfolio            Portfolio            Portfolio           Portfolio
---------------------------------------------------------------------------------------------------------------------------------------

 $322,400,331         $13,304,631          $10,075,447         $84,889,435           $27,349,454         $722,838,943
---------------------------------------------------------------------------------------------------------------------------------------
 $327,536,284         $13,506,980          $10,521,550         $68,326,184            $26,746,104        $827,490,919

          741              43,558                  670                 -                   7,427                  155
      149,810               6,100                5,581             168,546                16,139              619,034
      294,624              68,029                3,908             756,182                   -              2,088,851
      117,498             119,433               59,016              51,302               204,073              247,727
          -                   -                    -             2,154,023                   -                    -
 $328,098,957 $13,744,100  $10,590,725     $71,456,237          $26,973,743         $830,446,686
---------------------------------------------------------------------------------------------------------------------------------------

          -                   -                    -             2,151,941                   -                    -
      535,937              83,358               14,637           1,606,306               723,499              928,928
          -                   -                    -                   -                     -                    -
      101,662              25,451                2,568              23,023                52,848              302,795
       25,909                 -                    -                   -                     -                 47,869
       85,644               6,779                2,781              43,619                11,899              210,571
     $749,152            $115,588              $19,986          $3,824,889              $788,246           $1,490,163
---------------------------------------------------------------------------------------------------------------------------------------

  303,940,625          13,242,471           10,143,534          88,190,039            26,787,074          707,628,527
       57,645              15,639                1,280             393,844                 1,773              104,953
   18,215,582             168,053              (20,178)         (4,383,806)                  -             16,571,067
    5,135,953             202,349              446,103         (16,563,251)             (603,350)         104,651,976
          -                   -                    -                 2,082                   -                    -
          -                   -                    -                (7,560)                  -                    -
 $327,349,805         $13,628,512          $10,570,739         $67,631,348           $26,185,497         $828,956,523
---------------------------------------------------------------------------------------------------------------------------------------

 $328,098,957         $13,744,100          $10,590,725         $71,456,237           $26,973,743         $830,446,686
---------------------------------------------------------------------------------------------------------------------------------------

   22,643,439           1,326,168            1,009,795           6,638,193             2,711,768           37,058,124

       $14.46              $10.28               $10.47              $10.19                 $9.66               $22.37

                                                         Equity                       High Yield        Bond          Money
                                                         Income         Balanced         Bond           Index         Market
                                                        Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------------------

Assets:
---------------------------------------------------------------------------------------------------------------------------------------
Investments at cost                                  $11,171,603     $744,972,664   $36,260,050   $73,764,420     $46,647,190
---------------------------------------------------------------------------------------------------------------------------------------
Investments at value                                 $10,873,024     $772,468,925   $34,279,675   $74,432,367     $46,647,190

Cash                                                         234              899           -             187             415
Dividends and interest receivable                         10,814        3,669,262       696,280       918,484             -
Receivable for investments sold                          173,447        1,949,060           -         535,892             -
Receivable for fund shares sold                           18,228          157,844         4,544         4,781         164,875
Receivable for forward contracts                             -                -             -             -               -
Total Assets                                         $11,075,747     $778,245,990   $34,980,499   $75,891,711     $46,812,480
---------------------------------------------------------------------------------------------------------------------------------------

Liabilities:
---------------------------------------------------------------------------------------------------------------------------------------
Payable for forward contracts                                -                -             -             -               -
Payable for investments purchased                        582,139        2,768,386       640,762     1,149,564             -
Income distributions payable                                 -                -             -             -             4,515
Payable for fund shares redeemed                           1,922          388,055         6,083       110,670          63,289
Other accrued expenses                                       -             37,860           -             -               -
Investment advisory fees payable                           3,463          196,493        11,068        20,538          13,095
Total Liabilities                                       $587,524       $3,390,794      $657,913    $1,280,772         $80,899
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets:
---------------------------------------------------------------------------------------------------------------------------------------
Capital stock                                         10,786,489      745,528,273    47,521,979    74,975,898      46,731,581
Undistributed net investment income                        3,889          115,219         9,397        16,860             -
Undistributed net realized gain/(loss)                    (3,576)       1,715,443   (11,228,415)   (1,049,766)            -
Net unrealized appreciation/(depreciation)
on investments                                          (298,579)      27,496,261    (1,980,375)      667,947             -
Net unrealized appreciation/(depreciation) on
foreign currency contracts                                   -                -             -             -               -
Net unrealized appreciation/(depreciation) on
currency related transactions                                -                -             -             -               -
Total Net Assets                                     $10,488,223     $774,855,196   $34,322,586   $74,610,939     $46,731,581
---------------------------------------------------------------------------------------------------------------------------------------

Total Liabilities & Capital                          $11,075,747     $778,245,990   $34,980,499   $75,891,711     $46,812,480
---------------------------------------------------------------------------------------------------------------------------------------

Capital Shares Outstanding
(2 billion shares authorized)                          1,076,155       52,085,802     5,267,888     7,425,819      46,731,581

Net Asset Value Per Share                                  $9.75          $14.88          $6.52        $10.05           $1.00

AAL Variable Product Series Fund, Inc.
Statement of Operations
For thePeriod Ended June 29, 2001
                                                                                      Technology     Aggressive    Small Cap
                                                                                         Stock         Growth        Stock
                                                                                     Portfolio/1/   Portfolio/1/ Portfolio/1/
---------------------------------------------------------------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                            $2,002            $8,244      $12,705
Interest                                                                              9,077            23,790      14,156
Total Investment  Income                                                            $11,079           $32,034      $26,861
---------------------------------------------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------------------------------------------
Adviser fee                                                                          15,179             4,925       17,973
Sub-Adviser fees                                                                        -              10,835          -
Professional fees                                                                     8,413             8,414        8,413
Custody fees                                                                          3,471               723        8,023
Administrative service fees                                                          11,896            11,831       12,098
Printing and postage                                                                    270               270          270
Director fees                                                                         1,650             1,650        1,650
Other expenses                                                                          489               489          489
Total Expenses Before Reimbursement                                                 $41,368           $39,137      $48,916
---------------------------------------------------------------------------------------------------------------------------------------

Less Reimbursement from Adviser                                                     (26,189)          (23,377)     (30,943)
---------------------------------------------------------------------------------------------------------------------------------------

Total Net Expenses                                                                  $15,179           $15,760      $17,973
---------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                                               $(4,100)          $16,274       $8,888
---------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gains/(losses) on investments                                         (153,830)          (97,540)      56,003
Net realized gains/(losses) on foreign currency transactions                            -                 -            -
Change in net unrealized appreciation/depreciation on investments                   141,376          (210,071)     731,604
Change in net unrealized appreciation/depreciation on foreign currency transactions     -                 -            -
---------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains/(Losses) on Investments and
Foreign Currency                                                                   $(12,454)        $(307,611)    $787,607
---------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets From Operations                              $(16,554)        $(291,337)    $796,495
---------------------------------------------------------------------------------------------------------------------------------------

/1/Since inception, March 1, 2001.

     Small Cap            Mid Cap             Mid Cap                                  Capital           Large Company
        Index              Stock               Index            International           Growth               Index
      Portfolio        Portfolio/1/        Portfolio/1/           Portfolio          Portfolio/1/          Portfolio
---------------------------------------------------------------------------------------------------------------------------------------

   $1,136,967           $21,251              $28,164            $640,207               $42,668          $5,161,045
       60,294            14,133                7,862              46,308                23,681              69,000
   $1,197,261           $35,384              $36,026            $686,515               $66,349          $5,230,045
---------------------------------------------------------------------------------------------------------------------------------------

      517,089            19,745                9,826             127,463                30,089           1,329,252
          -                 -                    -               160,777                   -                   -
       15,375             8,414                7,663              16,125                 8,414              15,125
       30,705            10,579                5,499              45,045                13,850              24,084
       17,074            14,618               12,774              24,697                11,936              16,616
       28,118               270                  405               7,058                   270              80,871
        1,651             1,650                1,650               1,650                 1,650               1,651
          489               489                  489                 489                   489                 489
    $610,501           $55,765               $38,306            $383,304               $66,698          $1,468,088
---------------------------------------------------------------------------------------------------------------------------------------

      (31,834)          (36,020)             (28,480)            (95,064)              (36,609)            (26,796)
---------------------------------------------------------------------------------------------------------------------------------------

    $578,667            $19,745               $9,826            $288,240               $30,089          $1,441,292
---------------------------------------------------------------------------------------------------------------------------------------

    $618,594            $15,639              $26,200            $398,275               $36,260          $3,788,753
---------------------------------------------------------------------------------------------------------------------------------------

    1,826,442           168,053              (20,178)         (5,005,654)                  -            13,614,427
          -                 -                    -               691,989                   -                   -
   16,557,386           202,349              446,103          (9,589,653)             (603,350)        (79,640,621)
          -                 -                    -              (199,236)                  -                   -
---------------------------------------------------------------------------------------------------------------------------------------

 $18,383,828           $370,402             $425,925        $(14,102,554)            $(603,350)       $(66,026,194)
---------------------------------------------------------------------------------------------------------------------------------------

  $19,002,422          $386,041             $452,125        $(13,704,279)            $(567,090)       $(62,237,441)
---------------------------------------------------------------------------------------------------------------------------------------

                                                            Equity                     High Yield         Bond         Money
                                                            Income        Balanced        Bond            Index        Market
                                                         Portfolio/1/     Portfolio     Portfolio       Portfolio     Portfolio
---------------------------------------------------------------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------------------------------------------------------
Dividends                                                 $40,690      $2,668,829      $33,891     $      -      $      -
Interest                                                  14,714       10,833,642    1,649,999      2,202,037    1,065,736
Total Investment  Income                                 $55,404      $13,502,471   $1,683,890     $2,202,037   $1,065,736
---------------------------------------------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------------------------------------------
Adviser fee                                               10,834       1,224,612        26,162        116,992        73,965
Sub-Adviser fees                                              -               -         43,604            -             -
Professional fees                                            8,414         15,375       16,025         15,125        13,375
Custody fees                                               4,300          27,143         2,516          6,011        2,735
Administrative service fees                               14,581          28,688        19,692         22,470       14,975
Printing and postage                                         270          73,365         3,253          5,833        3,532
Director fees                                              1,650            1,650        1,651          1,651        1,651
Other expenses                                               489              489          489            489           489
Total Expenses Before Reimbursement                      $40,538       $1,371,322     $113,392       $168,571      $110,722
---------------------------------------------------------------------------------------------------------------------------------------

Less Reimbursement from Adviser                          (29,704)        (42,525)      (43,626)       (51,579)      (36,757)
---------------------------------------------------------------------------------------------------------------------------------------

Total Net Expenses                                       $10,834      $1,328,797       $69,766       $116,992      $73,965
---------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                    $44,570     $12,173,674    $1,614,124     $2,085,045      $991,771
---------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gains/(losses) on investments                (3,576)        528,338    (1,694,191)      (178,253)          -
Net realized gains/(losses) on foreign currency transactions  -               -            -              -            -
Change in net unrealized appreciation/depreciation
on investments                                           (298,579)    (30,765,997)     (63,596)       108,775           -
Change in net unrealized appreciation/depreciation on
foreign currency transactions                                 -                 -             -           -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency                       $(302,155)   $(30,237,659)  $(1,757,787)      $(69,478)   $      -
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets From
Operations$(257,585)                                 $(18,063,985)      $(143,663)  $2,015,567       $991,771
---------------------------------------------------------------------------------------------------------------------------------------

/1/Since inception, March 1, 2001.

AAL Variable Product Series Fund, Inc.
Statement of Changes in Net Assets
For the Period Ended June 29, 2001
                                                                                    Technology      Aggressive      Small Cap
                                                                                       Stock          Growth          Stock
                                                                                     Portfolio       Portfolio      Portfolio
                                                                                   Period ended    Period ended   Period ended
                                                                                   6/29/2001/1/    6/29/2001/1/   6/29/2001/1/
---------------------------------------------------------------------------------------------------------------------------------------

Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                         $(4,100)          $16,274       $8,888
Net realized gains/(losses) on investments                                          (153,830)          (97,540)      56,003
Net realized gains/(losses) on foreign currency transactions                            -                  -            -
Change in net unrealized appreciation/depreciation on investments                    141,376          (210,071)     731,604
Change in net unrealized appreciation/depreciation on currency transactions             -                  -            -
Net Increase/(Decrease) in Net Assets Resulting from Operations                     $(16,554)        $(291,337)    $796,495
---------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                              -                  -            -
From net realized gains                                                                 -                  -            -
Total Distributions to Shareholders                                              $      -           $      -     $      -
---------------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
---------------------------------------------------------------------------------------------------------------------------------------
Purchases of fund shares                                                           7,949,042         7,518,466   11,496,571
Income dividends reinvested                                                             -                  -            -
Capital gains reinvested                                                                -                  -            -
Redemption of fund shares                                                           (133,578)          (41,969)    (134,771)
Net Increase/(Decrease) in Net Assets from Fund Share Transactions                $7,815,464        $7,476,497  $11,361,800
---------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets                                             $7,798,910        $7,185,160  $12,158,295
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets Beginning of Period                                                   $      -           $      -     $      -
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets End of Period                                                          $7,798,910        $7,185,160  $12,158,295
---------------------------------------------------------------------------------------------------------------------------------------

Accumulated Undistributed Net Investment Income/(Loss)                               $(4,100)          $16,274       $8,888
---------------------------------------------------------------------------------------------------------------------------------------

/1/Since inception, March 1, 2001.

    Small Cap        Small Cap         Mid Cap           Mid Cap                                                  Capital
      Index            Index            Stock             Index         International       International         Growth
    Portfolio        Portfolio        Portfolio         Portfolio         Portfolio           Portfolio          Portfolio
  Period Ended      Year Ended      Period Ended      Period Ended      Period Ended         Year Ended        Period Ended
    6/29/2001       12/31/2000       6/29/20011        6/29/20011         6/29/2001          12/31/2000         6/29/20011
---------------------------------------------------------------------------------------------------------------------------------------

       $618,594      $1,142,108         $15,639         $26,200           $398,275         $1,788,348            $36,260
      1,826,442    38,030,220          168,053          (20,178)        (5,005,654)           397,602                   -
            -              -              -                -               691,989            (28,065)                 -
     16,557,386   (11,042,410)        202,349           446,103         (9,589,653)       (17,543,293)          (603,350)
            -              -              -                -              (199,236)           195,357                  -
   $19,002,422    $28,129,918        $386,041         $452,125       $(13,704,279)       $(15,190,051)         $(567,090)
---------------------------------------------------------------------------------------------------------------------------------------

     (566,781)     (1,136,276)            -             (24,920)               -           (1,764,714)           (34,487)
          -       (20,803,249)            -                 -                  -           (1,422,348)                 -
   $(566,781)    $(21,939,525)     $      -            $(24,920)        $      -          $(3,187,062)          $(34,487)
---------------------------------------------------------------------------------------------------------------------------------------

   18,989,227      67,750,422      13,368,592       10,158,154           9,232,312         61,918,464         27,069,732
      566,781       1,136,276             -               3,920                -            1,482,514             27,987
          -        20,803,249             -                 -                  -            1,194,897                   -
  (15,379,559)    (17,094,552)        (126,121)         (18,540)       (7,476,826)       (10,655,938)           (310,645)
  $4,176,449      $72,595,395     $13,242,471       $10,143,534         $1,755,486        $53,939,937        $26,787,074
---------------------------------------------------------------------------------------------------------------------------------------

$22,612,090  $78,785,788  $13,628,512  $10,570,739  $(11,948,793)      $35,562,824        $26,185,497
---------------------------------------------------------------------------------------------------------------------------------------

$304,737,715     $225,951,927      $      -          $      -          $79,580,141        $44,017,317         $      -
---------------------------------------------------------------------------------------------------------------------------------------

$327,349,805     $304,737,715     $13,628,512       $10,570,739        $67,631,348        $79,580,141        $26,185,497
---------------------------------------------------------------------------------------------------------------------------------------

       $57,645         $5,832         $15,639            $1,280           $393,844            $(4,431)            $1,773
---------------------------------------------------------------------------------------------------------------------------------------

                                                                                Large Company     Large Company     Equity
                                                                                    Index             Index         Income
                                                                                  Portfolio         Portfolio      Portfolio
                                                                                Period Ended       Year Ended    Period Ended
                                                                                  6/29/2001        12/31/2000     6/29/20011
---------------------------------------------------------------------------------------------------------------------------------------

Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                     $3,788,753         $8,073,950      $44,570
Net realized gains/(losses) on investments                                       13,614,427         12,632,673       (3,576)
Net realized gains/(losses) on foreign currency transactions                            -                  -            -
Change in net unrealized appreciation/depreciation on investments               (79,640,621)      (109,481,142)    (298,579)
Change in net unrealized appreciation/depreciation on currency transactions             -                  -            -
Net Increase/(Decrease) in Net Assets Resulting from Operations                $(62,237,441)      $(88,774,519)   $(257,585)
---------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                       (3,692,282)        (8,073,388)     (40,681)
From net realized gains                                                                 -          (10,465,596)         -
Total Distributions to Shareholders                                             $(3,692,282)      $(18,538,984)    $(40,681)
---------------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
---------------------------------------------------------------------------------------------------------------------------------------
Purchases of fund shares                                                         37,110,622        182,665,704   10,817,318
Income dividends reinvested                                                       3,692,282          8,073,388       21,681
Capital gains reinvested                                                                -           10,465,596          -
Redemption of fund shares                                                       (50,758,624)       (62,810,827)     (52,510)
Net Increase/(Decrease) in Net Assets from Fund Share
---------------------------------------------------------------------------------------------------------------------------------------
Transactions                                                                    $(9,955,720)      $138,393,861  $10,786,489

Net Increase/(Decrease) in Net Assets                                          $(75,885,443)       $31,080,358  $10,488,223
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets Beginning of Period                                                 $904,841,966       $873,761,608   $      -
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets End of Period                                                       $828,956,523       $904,841,966  $10,488,223
---------------------------------------------------------------------------------------------------------------------------------------

Accumulated Undistributed Net Investment Income/(Loss)                             $104,953             $8,482       $3,889
---------------------------------------------------------------------------------------------------------------------------------------

/1/Since inception, March 1, 2001.

                                                High Yield          High Yield
         Balanced            Balanced              Bond                Bond                   Bond                 Bond
         Portfolio           Portfolio           Portfolio           Portfolio              Portfolio            Portfolio
       Period Ended         Year Ended         Period Ended         Year Ended            Period Ended          Year Ended
         6/29/2001          12/31/2000           6/29/2001          12/31/2000              6/29/2001           12/31/2000
---------------------------------------------------------------------------------------------------------------------------------------

      $12,173,674          $27,502,505         $1,614,124          $3,399,986            $2,085,045            $3,642,033
          528,338           22,549,822         (1,694,191)         (8,590,533)             (178,253)             (559,779)
              -                    -                  -                   -                     -                     -
      (30,765,997)         (55,286,043)           (63,596)          4,685,118               108,775             3,071,143
              -                    -                  -                   -                     -                     -
     $(18,063,985)         $(5,233,716)         $(143,663)          $(505,429)           $2,015,567            $6,153,397
---------------------------------------------------------------------------------------------------------------------------------------

      (12,090,138)         (27,512,526)        (1,607,272)         (3,401,723)           (2,070,456)           (3,644,111)
              -            (30,143,410)               -                   -                     -                     -
     $(12,090,138)        $(57,655,936)       $(1,607,272)        $(3,401,723)          $(2,070,456)          $(3,644,111)
---------------------------------------------------------------------------------------------------------------------------------------

       34,677,910          99,214,275          4,047,534            6,763,946            17,348,850             8,327,082
       12,090,138           27,512,526            981,272           1,923,723             2,070,456             3,644,111
              -            30,143,410                 -                   -                     -                     -
      (45,346,270)        (68,038,642)         (2,558,647)         (4,339,982)           (4,608,287)          (10,986,532)
       $1,421,778          $88,831,569         $2,470,159          $4,347,687           $14,811,019              $984,661
---------------------------------------------------------------------------------------------------------------------------------------

     $(28,732,345)         $25,941,917           $719,224            $440,535           $14,756,130            $3,493,947
---------------------------------------------------------------------------------------------------------------------------------------

     $803,587,541         $777,645,624        $33,603,362         $33,162,827           $59,854,809           $56,360,862
---------------------------------------------------------------------------------------------------------------------------------------

     $774,855,196         $803,587,541        $34,322,586         $33,603,362           $74,610,939           $59,854,809
---------------------------------------------------------------------------------------------------------------------------------------

         $115,219              $31,683             $9,397              $2,545               $16,860                $2,271
---------------------------------------------------------------------------------------------------------------------------------------

                                                                                          Money Market          Money Market
                                                                                           Portfolio             Portfolio
                                                                                          Period Ended           Year Ended
                                                                                            6/29/2001            12/31/2000
---------------------------------------------------------------------------------------------------------------------------------------

Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                $991,771             $2,342,632
Net realized gains/(losses) on investments                                                       -                      -
Net realized gains/(losses) on foreign currency transactions                                     -                      -
Change in net unrealized appreciation/depreciation on investments                                -                      -
Change in net unrealized appreciation/depreciation on currency transactions                      -                      -
Net Increase/(Decrease) in Net Assets Resulting from Operations                             $991,771             $2,342,632
---------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
---------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                                  (991,771)            (2,342,632)
From net realized gains                                                                          -                      -
Total Distributions to Shareholders                                                        $(991,771)           $(2,342,632)
---------------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions
---------------------------------------------------------------------------------------------------------------------------------------
Purchases of fund shares                                                                  59,995,633            149,607,080
Income dividends reinvested                                                                1,005,636              2,331,418
Capital gains reinvested                                                                         -                      -
Redemption of fund shares                                                                (49,674,956)          (163,026,774)
Net Increase/(Decrease) in Net Assets from Fund Share Transactions                       $11,326,313           $(11,088,276)
---------------------------------------------------------------------------------------------------------------------------------------

Net Increase/(Decrease) in Net Assets                                                    $11,326,313           $(11,088,276)
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets Beginning of Period                                                           $35,405,268            $46,493,544
---------------------------------------------------------------------------------------------------------------------------------------

Net Assets End of Period                                                                 $46,731,581            $35,405,268
---------------------------------------------------------------------------------------------------------------------------------------

Accumulated Undistributed Net Investment Income/(Loss)                                    $      -               $      -
---------------------------------------------------------------------------------------------------------------------------------------

AAL Variable Product Series Fund, Inc.
Notes to Financial Statements

As of June 29, 2001

(A) Organization

The AAL Variable Product Series Fund, Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund is a “series” fund consisting of fourteen separate investment portfolios (known as the AAL Technology Stock Portfolio, AAL Aggressive Growth Portfolio, AAL Small Cap Stock Portfolio, AAL Small Cap Index Portfolio, AAL Mid Cap Stock Portfolio, AAL Mid Cap Index Portfolio, AAL International Portfolio, AAL Capital Growth Portfolio, AAL Large Company Index Portfolio, AAL Equity Income Portfolio, AAL Balanced Portfolio, AAL High Yield Bond Portfolio, AAL Bond Index Portfolio, and AAL Money Market Portfolio, collectively the “Portfolios”). Shares of the Portfolios are currently sold only to the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, and the AAL Variable Life Account I (the “Variable Accounts”) to fund benefits under certificates of membership related to the flexible premium deferred variable annuity, the single premium immediate variable annuity and the flexible premium variable universal life insurance certificates issued by Aid Association for Lutherans (“AAL”), and as investment options in the AAL Employee Savings Plan in AAL Small Cap Index Portfolio, AAL International Portfolio, AAL Large Company Index Portfolio, and AAL High Yield Bond Portfolio.

On March 1, 2001, the AAL Technology Stock Portfolio, AAL Aggressive Growth Portfolio, AAL Small Cap Stock Portfolio, AALMid Cap Stock Portfolio, AALMid Cap Index Portfolio, AAL Capital Growth Portfolio and AALEquity Income Portfolio commenced operations.

(B) Significant Accounting Policies

The Portfolios’ principal accounting policies are:

Valuation of Investments: Securities traded on national securities exchanges are valued at the last reported sales prices. Each over-the-counter security for which the last sales price is available from NASDAQ is valued at that price. Interest bearing money market instruments are valued at a cost that approximates the market value. All other instruments held by the AAL Money Market Portfolio and money market investments with a remaining maturity of 60 days or less held by the other Portfolios are valued on an amortized cost basis. The AAL International Portfolio and the AAL Aggressive Growth Portfolio invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. All other securities are valued at the latest bid quotation if such quotations are readily available. Otherwise, such securities are valued at a fair value as determined in good faith by the Investment Adviser under the supervision of the Fund’s Board of Directors. At June 29, 2001, one security in the AAL Small Cap Index Portfolio and one security in the AAL High Yield Bond Portfolio were valued at fair value.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. The market values of securities and other assets and liabilities that are not traded in United States dollars are recorded in the financial statements after translation to U.S. dollars at the time net asset value is calculated. For federal income tax purposes, the AAL International Portfolio and AAL Aggressive Growth Portfolio treat the effect of changes in foreign exchange arising from actual foreign currency transactions and the effect of changes in foreign exchange rates from the fluctuations arising from trade date and settlement date differences as ordinary income.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Foreign Currency Contracts: In connection with purchases and sales of securities denominated in foreign currencies, the AAL Aggressive Growth Portfolio and the AAL International Portfolio may enter into forward currency contracts. Additionally, the AAL International Portfolio and the AAL Aggressive Growth Portfolio may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market values, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counter-parties fail to settle these forward contracts, the AAL Aggressive Growth Portfolio and the AAL International Portfolio could be exposed to foreign currency fluctuations.

The Impact of Initial Public Offerings on Performance: The AAL Technology Stock Portfolio, AAL Aggressive Growth Portfolio, AAL Small Cap Stock Portfolio, AAL Mid Cap Stock Portfolio, AAL Capital Growth Portfolio, AAL Equity Income Portfolio, and AAL Balanced Portfolio may invest in an initial public offering (“IPO”). On occasion a Portfolio may participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents the Portfolio with the opportunity to “flip” or trade the security at higher prices resulting in a profit for the Portfolio. However, participation in an IPO may result in a loss for the Portfolio. Investments in IPO’s may have a magnified performance impact on a Portfolio with a small asset base such as AAL Technology Portfolio, AAL Aggressive Growth Portfolio, AAL Small Cap Stock Portfolio, AAL Mid Cap Stock Portfolio, AAL Capital Growth Portfolio and AALEquity Income Portfolio. A Portfolio may not experience similar performance as its assets grow.

Federal Income Taxes: Each Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Portfolios accordingly anticipate paying no federal income taxes and no federal income tax provision was required. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Distributions to Shareholders: All of the Portfolios intend to distribute all their net investment income and net realized capital gains, if any, as dividends. The AAL Small Company Index Portfolio, AAL Mid Cap Stock Portfolio, the AAL Large Company Index Portfolio, the AAL Balanced Portfolio, the AAL High Yield Bond Portfolio and the AAL Bond Index Portfolio expect to declare and pay net investment income dividends monthly. Dividends from the AAL Capital Growth Portfolio are declared and paid semi-annually. Dividends from the AAL Equity Income Portfolio are declared and paid quarterly. The AAL International Portfolio, AAL Aggressive Growth Portfolio, AAL Technology Stock Portfolio, AAL Small Cap Portfolio, and AAL Mid Cap Index Portfolio expect to declare and pay net investment income dividends annually. The AAL Money Market Portfolio declares a daily dividend equal to its net investment income for that day, payable monthly. Dividends from net realized gains from securities transactions, if any, are distributed at least annually in the calendar year. Dividends and capital gains to shareholders are recorded on the ex-dividend date.

Credit Risk: The Portfolios may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for ability to collect payments in default.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Expenses: The Portfolios are charged for those expenses that are directly attributed to each Portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a Portfolio are typically allocated among the Fund’s Portfolios in proportion to their respective net assets or other reasonable basis.

Other: For financial statement purposes investment transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts. Realized gains and losses from investment transactions are determined on a specific cost identification basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Portfolios to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolios will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had premium amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolios’ net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

The initial adjustment required upon adoption of premium amortization decreased the recorded cost of the Fund’s investments (but not their market value) by approximately $334,920 for the Bond Portfolio, $1,996,458 for the Balanced Portfolio, and $17,100 for the High Yield Bond Portfolio. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have decreased by approximately $0.04 per share for the Bond Portfolio, $0.02 per share for the Balanced Portfolio and $0.01 per share for the High Yield Bond Portfolio, and realized and unrealized gain (loss) per share would have increased by the same amount.

(C) Investment Advisory Fees and Transactions with Related Parties

The Fund has since entered into an investment advisory agreement with AAL Capital Management Corporation (AALCMC) relating to the management of the Portfolios and AALCMC will be paid an investment advisory fee as compensation for services to the Fund.

                                      $0 to            Over
(M-Millions)                           $250M           $250M
---------------------------------------------------------------------------
AAL Technology Stock Portfolio         0.75%           0.75%
AAL Aggressive Growth Portfolio        0.80%           0.80%
AAL Small Cap Stock Portfolio          0.70%           0.70%
AAL Small Cap Index Portfolio          0.35%           0.30%
AAL Mid Cap Stock Portfolio            0.70%           0.70%
AAL Mid Cap Index Portfolio            0.35%           0.35%
AAL International Portfolio            0.80%           0.80%
AAL Capital Growth Portfolio           0.65%           0.65%
AAL Large Company Index Portfolio      0.35%           0.30%
AAL Equity Income Portfolio            0.45%           0.45%
AAL Balanced Portfolio                 0.35%           0.30%
AAL High Yield Bond Portfolio          0.40%           0.40%
AAL Bond Index Portfolio               0.35%           0.30%
AAL Money Market Portfolio             0.35%           0.30%

Additionally, AALCMC has entered into a sub-advisory agreement with Oechsle International Advisors L.L.C. (Sub-Adviser) for the AAL International Portfolio. The sub-advisory fee, which is paid by AALCMC out of its existing advisory fee, is equal to an annual fee of 0.54% on the first $20 million of average daily net assets, 0.45% on the next $30 million of average daily net assets, and 0.36% on average daily net assets over $50 million.

AALCMC has entered into a sub-advisory agreement with Pacific Investment Management Company (PIMCO) for the AAL High Yield Bond Portfolio. The sub-advisory fee is 0.25% of average daily net assets and paid by AALCMC out of its existing advisory fees.

AALCMC has entered into a sub-advisory agreement with Janus Capital Corporation for the AAL Aggressive Growth Portfolio, which is paid 0.55% on the first $100 million of average daily net assets, 0.50% on the next $400 million of average daily net assets, and 0.45% on average daily net assets over $500 million (payable from the annual advisory fee paid to the Adviser). Certain officers and directors of the Fund are also officers of AAL and AALCMC. Each director who is not affiliated with AAL or AALCMC receives an annual fee for services as a director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred director’s fees as if invested in any one of the AAL Mutual Funds (AAL’s public retail mutual fund offering). The value of each director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected AAL Mutual Funds. For the period ended June 29, 2001, directors of the Fund not affiliated with AAL or AALCMC received director fees in the aggregate amount of $22,500. No remuneration has been paid by the Fund to officers or directors affiliated with AAL or AALCMC. At June 29, 2001, all of the shares of each Portfolio are owned by AAL, the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, the AAL Variable Life Account I, and the AAL Employee Savings Plan.

As of March 31, 2001, the Adviser has discontinued the voluntary waiver of expenses for the AAL Small Cap Index Portfolio, the AAL Large Company Index Portfolio and the AAL Balanced Portfolio. The Adviser continues to voluntarily reimburse expenses in excess of each portfolio’s advisory fees for the AAL Technology Portfolio, the AAL Aggressive Growth Portfolio, the AAL Small Cap Stock Portfolio, the AAL Mid Cap Stock Portfolio, the AAL Mid Cap Index Portfolio, the AAL International Portfolio, the AAL Capital Growth Portfolio, the AAL Equity Income Portfolio, the AAL High Yield Bond Portfolio, the AAL Bond Index Portfolio, and the AAL Money Market Portfolio. The voluntary waiver of expenses to these portfolios may be modified or discontinued at any time by the Adviser.

(D) Investment Transactions

For the period ended June 29, 2001, the cost of investment securities purchased and the proceeds from investment securities sold (not including short-term investments and U.S. government obligations) were as follows:

Portfolio                           Purchases          Sales
--------------------------------------------------------------------------
AAL Technology Stock Portfolio    $8,267,122        $800,128
AAL Aggressive Growth Portfolio    7,402,744       1,307,564
AAL Small Cap Stock Portfolio     12,319,269       1,772,228
AAL Small Cap Index Portfolio     34,348,028      29,868,147
AAL Mid Cap Stock Portfolio       15,414,888       3,020,126
AAL Mid Cap Index Portfolio       10,475,686         520,981
AAL International Portfolio       19,081,277      17,372,090
AAL Capital Growth Portfolio      25,791,009               -
AAL Large Company Index
Portfolio                         17,446,555      28,414,033
AAL Equity Income Portfolio       10,869,177         411,516
AAL Balanced Portfolio            94,590,368      59,869,897
AAL High Yield Bond Portfolio     16,992,976      11,694,847
AAL Bond Index Portfolio          27,102,740      14,315,973

For the period ended June 29, 2001, the AAL Balanced Portfolio purchased $5,588,652 and sold $24,823,570 in U.S. Government Treasury Obligations.

For the period ended June 29, 2001, the AAL Bond Index Portfolio purchased $5,688,086 and sold $3,684,239 in U.S. Government Treasury Obligations.

At December 31, 2000, the following Portfolios had accumulated net realized capital loss carryovers expiring in the following years:

Year Loss
Carryover Expires            High Yield Bond            Bond
--------------------------------------------------------------------------
2003                            $          -          $2,187
2004                                       -           7,782
2005                                       -          22,409
2006                                  84,677          42,778
2007                                 846,530         127,197
2008                               8,143,371         591,785

To the extent that these Portfolios realize net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryover.

The gross and net unrealized appreciation and depreciation on investments at June 29, 2001, were as follows:

                                                Net Unrealized
                                                  Appreciation
  Portfolio        Appreciation  (Depreciation) (Depreciation)
-----------------------------------------------------------------------------
Technology Stock    $826,599       $(685,223)         $141,376
Aggressive Growth    342,122        (552,193)        (210,071)
Small Cap Stock    1,195,384        (463,780)          731,604
Small Cap
Index             65,230,522     (60,094,569)        5,135,953
Mid Cap Stock       1,007,326        (804,977)         202,349
Mid Cap Index       1,028,200        (582,097)         446,103
International       3,415,142     (19,976,311)    (16,561,169)
Capital Growth        905,659      (1,509,009)       (603,350)
Large Company
Index             226,048,399    (121,396,423)     104,651,976
Equity Income         385,062        (683,641)       (298,579)
Balanced           96,820,685     (69,324,424)      27,496,261
High Yield Bond      835,450      (2,815,825)      (1,980,375)
Bond Index         1,132,560        (464,613)          667,947

(E) Capital Share Transactions

Transactions in Fund shares for the period ended June 29, 2001 and the year ended December 31, 2000, were as follows:

                         AAL Technology Stock Portfolio

                                  Period Ended      Year Ended
                                     6/29/2001      12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                       819,209               -
Income dividends reinvested-                 -
Capital gains reinvested                     -               -
Shares redeemed                       (13,705)               -
--------------------------------------------------------------------------------------------
Net increase in
Fund shares                            805,504               -
--------------------------------------------------------------------------------------------

                         AAL Aggressive Growth Portfolio

                                  Period Ended      Year Ended
                                     6/29/2001      12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                       761,474               -
Income dividends reinvested-                 -
Capital gains reinvested                     -               -
Shares Redeemed                        (4,300)               -
--------------------------------------------------------------------------------------------
Net increase in
Fund shares                            757,174               -
--------------------------------------------------------------------------------------------

                          AAL Small Cap Stock Portfolio

                                    Period Ended     Year Ended
                                    6/29/2001        12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                     1,139,863               -
Income dividends reinvested-                 -
Capital gains reinvested                     -               -
Shares redeemed                       (12,833)               -
--------------------------------------------------------------------------------------------
Net increase in
Fund shares                          1,127,030               -
--------------------------------------------------------------------------------------------

                          AAL Small Cap Index Portfolio

                                  Period Ended      Year Ended
                                     6/29/2001      12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                     1,396,483       4,870,300
Income dividends reinvested41,937       82,070
Capital gains reinvested                     -       1,498,793
Shares redeemed                    (1,136,338)     (1,233,239)
--------------------------------------------------------------------------------------------
Net increase in
Fund shares                            302,082       5,217,924
--------------------------------------------------------------------------------------------

                           AAL Mid Cap Stock Portfolio

                                  Period Ended      Year Ended
--------------------------------------------------------------------------------------------
                                     6/29/2001      12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                     1,338,170               -
Income dividends reinvested-                 -
Capital gains reinvested                     -               -
Shares redeemed                       (12,002)               -
--------------------------------------------------------------------------------------------
Net increase in
Fund shares                          1,326,168               -
--------------------------------------------------------------------------------------------

                           AAL Mid Cap Index Portfolio

                                  Period Ended      Year Ended
                                     6/29/2001      12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                     1,011,203               -
Income dividends reinvested380               -
Capital gains reinvested                     -               -
Shares redeemed                        (1,788)               -
--------------------------------------------------------------------------------------------
Net increase in
Fund shares                          1,009,795               -
--------------------------------------------------------------------------------------------

                           AAL International Portfolio

                                  Period Ended      Year Ended
                                     6/29/2001      12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                       827,896       4,166,547
Income dividends reinvested-           121,917
Capital gains reinvested                     -          98,265
Shares redeemed                      (670,143)       (756,627)
--------------------------------------------------------------------------------------------
Net increase in
Fund shares                            157,753       3,630,102
--------------------------------------------------------------------------------------------

                          AAL Capital Growth Portfolio

                                  Period Ended      Year Ended
                                     6/29/2001      12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                    2,740,255               -
Income dividends reinvested             2,894               -
Capital gains reinvested                    -               -
Shares redeemed                      (31,381)               -
--------------------------------------------------------------------------------------------
Net increase in
Fund shares                         2,711,768               -
--------------------------------------------------------------------------------------------

                        AAL Large Company Index Portfolio

                                 Period Ended      Year Ended
                                    6/29/2001      12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                    1,626,674       6,924,198
Income dividends reinvested           163,207         310,181
Capital gains reinvested                    -         429,270
Shares redeemed                   (2,241,274)     (2,392,695)
--------------------------------------------------------------------------------------------
Net increase (decrease) in
Fund shares                         (451,393)       5,270,954
--------------------------------------------------------------------------------------------

                           AAL Equity Income Portfolio

                                 Period Ended      Year Ended
                                    6/29/2001      12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                    1,079,139              -
Income dividends reinvested             2,221              -
Capital gains reinvested                    -              -
Shares redeemed                       (5,205)              -
--------------------------------------------------------------------------------------------
Net increase in
Fund shares                         1,076,155              -
--------------------------------------------------------------------------------------------

                             AAL Balanced Portfolio

                                 Period Ended      Year Ended
                                    6/29/2001      12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                    2,294,747      6,002,760
Income dividends reinvested           802,818      1,678,709
Capital gains reinvested                    -      1,939,730
Shares redeemed                   (3,009,004)    (4,125,668)
--------------------------------------------------------------------------------------------
Net increase in
Fund shares                            88,561      5,495,531
--------------------------------------------------------------------------------------------

                          AAL High Yield Bond Portfolio

                                 Period Ended     Year Ended
                                    6/29/2001     12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                      582,340        929,943
Income dividends reinvested           143,375        268,373
Capital gains reinvested                    -              -
Shares redeemed                     (370,303)      (597,206)
--------------------------------------------------------------------------------------------
Net oncrease in
Fund shares                           355,412        601,110
--------------------------------------------------------------------------------------------

                            AAL Bond Index Portfolio

                                 Period Ended     Year Ended
                                    6/29/2001     12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                    1,706,244        856,686
Income dividends reinvested           204,931        376,758
Capital gains reinvested                    -              -
Shares redeemed                     (454,442)    (1,137,923)
--------------------------------------------------------------------------------------------
Net increase in
Fund shrares                        1,456,733         95,521
--------------------------------------------------------------------------------------------

                           AAL Money Market Portfolio

                                 Period Ended     Year Ended
                                    6/29/2001     12/31/2000
--------------------------------------------------------------------------------------------
Shares purchased                   59,995,633    149,607,080
Income dividends reinvested         1,005,636      2,331,418
Capital gains reinvested                    -              -
Shares redeemed                  (49,674,956)  (163,026,774)
--------------------------------------------------------------------------------------------
Net increase (decrease) in
Fund shares                        11,326,313   (11,088,276)
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

(F) Forward Currency Contracts

As of June 29, 2001, the AAL International Portfolio had entered into forward currency contracts, as summarized below, resulting in net unrealized appreciation of $2,082.

                                                                                                         Unrealized
                           Expiration                         Contract          Market Value            Appreciation/
     Purchased                Date             Quantity        Amount           End of Period          (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
EURO                         7/3/2001           302,873        $255,865              $256,412                 $547
EURO                         7/4/2001           555,696         472,063               470,450              (1,613)
Great Britain Pound          7/2/2001            39,984          56,745                56,236                (509)
Great Britain Pound          7/3/2001            87,518         123,223               123,092                (131)
Great Britain Pound          7/4/2001            18,330          25,925                25,780                (145)
Japanese Yen                 7/2/2001        13,924,164         112,210               111,647                (563)
Japanese Yen                 7/3/2001         9,048,510          72,541                72,553                   12
Japanese Yen                 7/4/2001        34,225,375         275,411               274,427                (984)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           (3,386)

                                                                                                         Unrealized
                           Expiration                         Contract          Market Value            Appreciation/
       Sold                   Date             Quantity        Amount           End of Period          (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
EURO                         7/2/2001          366,653         $315,919              $310,407               $5,512
EURO                         7/3/2001          284,359          240,223               240,737                (514)
Hong Kong Dollar             7/3/2001          239,226           30,670                30,672                  (2)
Hong Kong Dollar             7/4/2001           94,506           12,116                12,117                  (1)
Japanese Yen                 7/2/2001        6,858,976           55,274                54,997                  277
Japanese Yen                 7/3/2001        6,758,839           54,185                54,194                  (9)
Japanese Yen                 7/4/2001        6,838,627           55,039                54,834                  205
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                             5,468
                                                                                         Total             $2,082
===============================================================================================================================

AAL Variable Product Series Fund, Inc.Financial
Highlights

The following table presents per share information for each Portfolio of the AAL Variable Product Series Fund, Inc. for the period presented, which should be read in conjunction with the financial statements and related notes.

                                                                                   Technology Stock        Aggressive Growth
                                                                                        Portfolio             Portfolio
                                                                                      Period Ended           Period Ended
                                                                                      6/29/2001(c)           6/29/2001(c)

Net Asset Value, Beginning of Period                                                     $10.00                $10.00
---------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    (0.01)                  0.02
Net realized and unrealized gain (loss) on investments                                   (0.31)                (0.53)
Total from Investment Operations                                                         (0.32)                (0.51)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                        -                     -
Net realized capital gains                                                                   -                      -
Total Distributions                                                                          -                      -
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in new asset value                                               (0.32)                (0.51)
Net asset value: End of period                                                            $9.68                 $9.49
---------------------------------------------------------------------------------------------------------------------------------------

Total return (a)                                                                        (3.20%)               (5.10%)
Net assets, end of period (in thousands)                                                $7,799                $7,185
Ratio of expenses to average net assets (b)                                               0.75%                 0.80%
Ratio of net investment income (loss) to average net assets (b)                         (0.20%)                 0.83%
Portfolio turnover rate                                                                  16.12%                33.07%
---------------------------------------------------------------------------------------------------------------------------------------

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                                               2.04%                 1.98%
Ratio of net investment income (loss) to average net assets (b)                         (1.49%)               (0.36%)

(a)  Total return does not reflect expenses that apply at the Variable Account level.  Inclusion of these expenses would reduce the total return for the periods shown.  The Portfolios are reported as period-to-date total returns.

(b)  Calculated on an annualized basis.

(c)  Since inception March 1, 2001.

 Small Cap Stock Portfolio                                    Small Cap Index Portfolio

       Period Ended                 Period Ended      Year Ended     Year Ended     Year Ended       Year Ended     Year Ended
       6/29/2001(c)                   6/29/2001       12/31/2000     12/31/1999     12/31/1998       12/31/1997     12/31/1996
---------------------------------------------------------------------------------------------------------------------------------------

         $10.00                         $13.64           $13.20         $12.40         $14.88           $12.54         $10.99
---------------------------------------------------------------------------------------------------------------------------------------

            0.01                          0.03            0.06            0.06           0.08             0.11          0.12
            0.78                          0.82            1.44           1.43          (0.13)            3.05           1.86
            0.79                          0.85            1.50           1.49          (0.05)            3.16           1.98
---------------------------------------------------------------------------------------------------------------------------------------

               -                        (0.03)           (0.06)         (0.06)         (0.08)           (0.11)         (0.12)
               -                            -            (1.00)         (0.63)         (2.35)           (0.71)         (0.31)
               -                        (0.03)           (1.06)         (0.69)         (2.43)           (0.82)         (0.43)
---------------------------------------------------------------------------------------------------------------------------------------

            0.79                         0.82              0.44          0.80          (2.48)            2.34           1.55
          $10.79                       $14.46            $13.64         $13.20         $12.40           $14.88         $12.54
---------------------------------------------------------------------------------------------------------------------------------------

           7.90%                         6.21%           11.23%         12.19%          0.14%           25.37%         18.19%
         $12,158                      $327,350         $304,738       $225,952       $198,321         $152,928        $70,209
           0.70%                         0.38%            0.35%          0.35%          0.35%            0.35%          0.35%
          0.35%                          0.41%            0.43%          0.49%          0.55%            0.81%          1.14%
         26.97%                          9.70%           46.38%         30.51%        103.70%           29.65%         20.14%
---------------------------------------------------------------------------------------------------------------------------------------

          1.90%                          0.40%            0.40%          0.41%          0.43%            0.45%          0.75%
         (0.86%)                         0.39%            0.37%          0.44%          0.47%            0.71%          0.74%

                                                                          Mid Cap Stock                 Mid Cap Index
                                                                            Portfolio                     Portfolio
                                                                          Period Ended                   PeriodEnded
                                                                          6/29/2001(c)                  6/29/2001(c)

Net Asset Value, Beginning of Period                                        $10.00                          $10.00
---------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        0.01                             0.03
Net realized and unrealized gain (loss) on investments                       0.27                             0.47
Total from Investment Operations                                              0.28                            0.50
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            -                          (0.03)
Net realized capital gains                                                       -                              -
Total Distributions                                                              -                          (0.03)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in new asset value                                   0.28                            0.47
Net asset value: End of period                                             $10.28                           $10.47
---------------------------------------------------------------------------------------------------------------------------------------

Total return (a)                                                            2.80%                            4.99%
Net assets, end of period (in thousands)                                  $13,629                         $10,571
Ratio of expenses to average net assets (b)                                 0.70%                            0.35%
Ratio of net investment income (loss) to average net assets (b)             0.55%                            0.93%
Portfolio turnover rate                                                    40.63%                            7.33%
---------------------------------------------------------------------------------------------------------------------------------------

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                                 1.97%                            1.36%
Ratio of net investment income (loss) to average net assets (b)           (0.72%)                          (0.08%)

(a)  Total return does not reflect expenses that apply at the Variable Account level.  Inclusion of these expenses would reduce the total return for the periods shown.  The Portfolios are reported as period-to-date total returns.

(b)  Calculated on an annualized basis.

(c)  Since inception March 1, 2001.

(d) Since inceptaion March 2, 1998.

                                 International Portfolio                                         Capital Growth Portfolio
   Period Ended           Year Ended          Year Ended        Period Ended                            Period Ended
     6/29/2001            12/31/2000          12/31/1999        12/31/98 (d)                            6/29/2001(c)
---------------------------------------------------------------------------------------------------------------------------------------

       $12.28                $15.44            $11.05             $10.00                                     $10.00
---------------------------------------------------------------------------------------------------------------------------------------

         0.06                 0.28              0.06               0.09                                        0.01
       (2.15)                (2.93)             4.51               0.96                                      (0.34)
       (2.09)                (2.65)             4.57               1.05                                      (0.33)
---------------------------------------------------------------------------------------------------------------------------------------

           -                 (0.28)            (0.09)                  -                                     (0.01)
           -                 (0.23)            (0.09)                  -                                          -
           -                 (0.51)            (0.18)                  -                                     (0.01)
---------------------------------------------------------------------------------------------------------------------------------------

       (2.09)                (3.16)             4.39               1.05                                      (0.34)
       $10.19                $12.28            $15.44             $11.05                                      $9.66
---------------------------------------------------------------------------------------------------------------------------------------

     (17.02%)              (17.13%)            41.50%             10.41%                                    (3.27%)
      $67,631               $79,580           $44,017            $15,595                                   $26,185
        0.80%                 0.80%             0.80%              0.80%                                      0.65%
        1.11%                 2.45%             0.74%              1.25%                                      0.78%
       24.51%                29.60%            45.08%             32.66%                                      0.00%
---------------------------------------------------------------------------------------------------------------------------------------

        1.06%                 0.98%             1.13%              1.30%                                      1.43%
        0.84%                 2.27%             0.41%              0.75%                                    (0.01%)

                                                                                 Large Company Index Portfolio
                                                      Period       Year         Year         Year          Year        Year
                                                       Ended       Ended        Ended        Ended         Ended       Ended
                                                     6/29/2001  12/31/2000   12/31/1999   12/31/1998    12/31/1997  12/31/1996
---------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                   $24.12     $27.10       $22.90       $18.06        $13.83       $11.51
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
Net investment income                                    0.10       0.23         0.25        0.24          0.23         0.23
Net realized and unrealized gain (loss) on
investments                                            (1.75)     (2.70)        4.42         4.85          4.25         2.34
Total from Investment Operations                       (1.65)     (2.47)        4.67         5.09          4.48         2.57
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Less Distributions from:
Net investment income                                  (0.10)     (0.23)       (0.25)       (0.24)        (0.23)       (0.23)
Net realized capital gains                                 -      (0.28)       (0.22)       (0.01)        (0.02)       (0.02)
Total Distributions                                    (0.10)     (0.51)       (0.47)       (0.25)        (0.25)       (0.25)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in new asset value             (1.75)     (2.98)        4.20         4.84          4.23         2.32
Net asset value: End of period                         $22.37     $24.12       $27.10       $22.90        $18.06       $13.83
---------------------------------------------------------------------------------------------------------------------------------------

Total return (a)                                      (6.85%)    (9.18%)       20.52%       28.36%        32.59%       22.47%
Net assets, end of period (in thousands)            $828,957   $904,842     $873,762      $572,361      $318,475     $120,089
Ratio of expenses to average net assets (b)             0.34%      0.31%       0.32%         0.33%         0.35%        0.35%
Ratio of net investment income (loss) to
average net assets (b)                                 0.90%      0.87%        1.01%         1.20%         1.48%        1.97%
Portfolio turnover rate                                 2.04%      3.76%        2.69%        1.49%         1.00%        1.77%
---------------------------------------------------------------------------------------------------------------------------------------

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)             0.35%      0.34%        0.35%        0.38%         0.43%        0.63%
Ratio of net investment income (loss) to average net
assets (b)                                              0.89%      0.84%        0.98%        1.15%         1.39%        1.69%

(a)  Total return does not reflect expenses that apply at the Variable Account level.  Inclusion of these expenses would reduce the total return for the periods shown.  The Portfolios are reported as period-to-date total returns.

(b) Calculated on an annualized basis.

(c) Since inception March 1, 2001.

Equity Income Portfolio                                          Balanced Portfolio
    Period Ended                      Period Ended    Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
    6/29/2001(c)                        6/29/2001     12/31/2000     12/31/1999     12/31/1998      12/31/1997      12/31/1996
---------------------------------------------------------------------------------------------------------------------------------------

       $10.00                             $15.45        $16.72         $15.97          $14.05         $11.96           $10.92
---------------------------------------------------------------------------------------------------------------------------------------

         0.04                               0.23         0.56           0.53            0.50           0.46             0.41
       (0.25)                             (0.57)        (0.67)          1.19            2.17           2.09             1.05
       (0.21)                             (0.34)        (0.11)          1.72            2.67           2.55             1.46
---------------------------------------------------------------------------------------------------------------------------------------

       (0.04)                             (0.23)        (0.56)         (0.53)          (0.50)         (0.46)           (0.41)
           -                                   -        (0.60)         (0.44)          (0.25)              -           (0.01)
       (0.04)                             (0.23)        (1.16)         (0.97)          (0.75)         (0.46)           (0.42)
---------------------------------------------------------------------------------------------------------------------------------------

       (0.25)                             (0.57)        (1.27)          0.75            1.92           2.09             1.04
        $9.75                             $14.88        $15.45         $16.72          $15.97         $14.05           $11.96
---------------------------------------------------------------------------------------------------------------------------------------

      (2.12%)                            (2.19%)       (0.67%)         11.00%          19.27%         21.71%           13.65%
     $10,488                            $744,855      $803,588       $777,646        $545,337       $306,501         $126,518
        0.45%                              0.34%         0.32%          0.32%           0.33%          0.35%            0.35%

        1.85%                              3.14%         3.41%          3.26%           3.38%          3.62%            3.89%
        6.74%                             11.75%        18.27%         16.91%          21.39%          6.86%            5.43%
---------------------------------------------------------------------------------------------------------------------------------------

        1.68%                              0.35%         0.35%          0.36%           0.39%          0.43%            0.60%

        0.62%                              3.13%         3.37%          3.22%           3.32%          3.53%            3.65%

                                                                                 High Yield Bond Portfolio
                                                                        Period Ended   Year Ended    Year Ended    Year Ended
                                                                          6/29/2001    12/31/2000    12/31/1999    12/31/1998(d)
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $6.84        $7.69          $8.95        $10.00
---------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         0.31        0.74           0.89          0.74
Net realized and unrealized gain (loss) on investments                      (0.32)       (0.85)         (1.26)        (1.05)
Total from Investment Operations                                            (0.01)       (0.11)         (0.37)        (0.31)
---------------------------------------------------------------------------------------------------------------------------------------

Less Distributions from:
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       (0.31)       (0.74)         (0.89)        (0.74)
Net realized capital gains                                                      -             -              -             -
Total Distributions                                                         (0.31)       (0.74)         (0.89)        (0.74)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in new asset value                                  (0.32)       (0.85)         (1.26)        (1.05)
Net asset value: End of period                                               $6.52        $6.84          $7.69         $8.95
---------------------------------------------------------------------------------------------------------------------------------------

Total return (a)                                                           (0.24%)      (1.46%)        (4.45%)       (3.25%)
Net assets, end of period (in thousands)                                   $34,323      $33,603        $33,163       $27,965
Ratio of expenses to average net assets (b)                                  0.40%        0.40%          0.40%         0.40%
Ratio of net investment income (loss) to average net assets (b)              9.26%       10.16%         10.70%         9.54%
Portfolio turnover rate                                                     35.89%       98.80%         44.33%        25.43%
---------------------------------------------------------------------------------------------------------------------------------------

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)                                  0.65%        0.53%          0.50%         0.54%
Ratio of net investment income (loss) to average net assets (b)              9.01%       10.03%         10.61%         9.40%

(a)  Total return does not reflect expenses that apply at the Variable Account level.  Inclusion of these expenses would reduce the total return for the periods shown.  The Portfolios are reported as period-to-date total returns.

(b)  Calculated on an annualized basis.

(d)  Since inception on March 2, 1998.

                                                         Bond Index Portfolio
           Period Ended          Year Ended          Year Ended         Year Ended          Year Ended          Year Ended
             6/29/2001           12/31/2000          12/31/1999         12/31/1998          12/31/1997          12/31/1996
---------------------------------------------------------------------------------------------------------------------------------------

              $10.03                $9.60              $10.36             $10.15               $9.90              $10.23
---------------------------------------------------------------------------------------------------------------------------------------

                0.31                0.64                0.62               0.64                0.64                0.63
                0.02                0.43               (0.76)              0.21                0.25               (0.33)
                0.33                1.07               (0.14)              0.85                0.89                0.30
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              (0.31)               (0.64)              (0.62)             (0.64)              (0.64)              (0.63)
                   -                    -                   -                  -                   -                   -
              (0.31)               (0.64)              (0.62)             (0.64)              (0.64)              (0.63)
---------------------------------------------------------------------------------------------------------------------------------------

               0.02                 0.43               (0.76)              0.21                0.25               (0.33)
              10.05                $10.03               $9.60             $10.36              $10.15               $9.90
---------------------------------------------------------------------------------------------------------------------------------------

               3.36%               11.45%             (1.35%)              8.59%               9.37%               3.10%
             $74,611              $59,855             $56,361            $42,207             $26,710             $17,666
               0.35%                0.35%               0.35%              0.35%               0.35%               0.35%
               6.23%                6.53%               6.33%              6.26%               6.55%               6.51%
              27.25%               27.01%              19.50%             18.29%              18.41%              11.65%
---------------------------------------------------------------------------------------------------------------------------------------

               0.50%                0.44%               0.44%              0.48%               0.52%               0.68%
               6.08%                6.43%               6.23%              6.13%               6.38%               6.18%

                                                                      Money Market Portfolio
                                                   Period         Year         Year          Year          Year        Year
                                                     Ended        Ended        Ended         Ended         Ended       Ended
                                                   6/29/2001   12/31/2000   12/31/1999    12/31/1998    12/31/1997  12/31/1996

Net Asset Value, Beginning of Period                $1.00         $1.00        $1.00         $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                0.02          0.05        0.05           0.05         0.05         0.05
Net realized and unrealized gain (loss) on
investments                                             -            -             -             -            -            -
Total from Investment Operations                     0.02          0.05         0.05          0.05         0.05         0.05
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Less Distributions from:
Net investment income                              (0.02)        (0.05)       (0.05)        (0.05)       (0.05)       (0.05)
Net realized capital gains                              -             -            -             -            -            -
Total Distributions                                (0.02)        (0.05)       (0.05)        (0.05)       (0.05)       (0.05)
---------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in new asset value              -            -            -              -            -            -
Net asset value: End of period                      $1.00         $1.00        $1.00         $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------------------------

Total return (a)                                    2.41%         6.19%        4.94%         5.31%        5.33%        5.23%
Net assets, end of period (in thousands)         $46,732       $35,405      $46,494        $33,571      $25,460      $17,125
Ratio of expenses to average net assets (b)        0.35%          0.35%        0.35%         0.35%        0.35%        0.35%
Ratio of net investment income (loss) to
average net assets (b)                              4.69%         6.00%        4.85%         5.20%        5.24%        5.10%
Portfolio turnover rate                               N/A          N/A          N/A            N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------------

Without reimbursements the above ratios would have been:
Ratio of expenses to average net assets (b)         0.52%         0.42%        0.41%         0.44%        0.46%        0.65%
Ratio of net investment income (loss) to average
net assets(b)                                       4.52%         5.93%        4.79%         5.11%        5.13%        4.80%

(a)  Total return does not reflect expenses that apply at the Variable Account level.  Inclusion of these expenses would reduce the total return for the periods shown.  The Portfolios are reported as period-to-date total returns.

(b)      Calculated on an annualized basis.

Except for the historical information contained in the foregoing reports on each of the Portfolios, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe habor provisions of the Securities Litigation Reform Act of 1995. These include discussions about each portfolio manager’s predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Portfolio in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager’s forcasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalized on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Portfolio to differ materially from the projected results for the Portfolio, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Portfolio.

Glossary of Terms

· Non income-producing security - A non income-producing security is a security which has not paid a dividend or interest payment in the past calendar year.

(1) The interest rate reflects the discount rate at the date of purchase.

(2) 144A security - A 144A security is a security that is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) Security in default - A security in default is a security that has missed its last interest payment.

(4) 4(2) Commercial paper - 4(2) commercial paper is a security that has not been fully registered with the SEC. Because the security has not been fully registered it is considered an illiquid or restricted security. Once the security is registered, it loses its 4(2) classification and is no longer restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(5) Illiquid security valued at fair value - A security that is not actively traded.

(6) Step-coupon bond - A debt instrument that pays a fixed rate for an initial period, then increases to a higher rate after a period of time.

                                        Board of Directors    John O. Gilbert - Chairman of the Board
                                                              F. Gregory Campbell
                                                              Woodrow E. Eno
                                                              Richard L. Gady
                                                              Edward W. Smeds
                                                              Lawrence M. Woods

                                                  Officers    Robert G. Same - President
                                                              James H. Abitz - Vice President
                                                              Woodrow E. Eno - Vice President
                                                              Charles D. Gariboldi - Treasurer
                                                              Frederick D. Kelsven - Secretary

                                            Transfer Agent    Aid Association for Lutherans
                                                              4321 N. Ballard Rd. o Appleton, WI 54919

                                               Sub-Adviser    Pacific Investment Management Company (PIMCO)
                               (High Yield Bond Portfolio)    840 Newport Center Drive
                                                              Suite 300, Newport Beach, CA  92660

               Sub-Adviser (International Stock Portfolio)    Oechsle International Advisors LLC
                                                              One International Place o Boston, MA  02110

                 Sub-Adviser (Aggressive Growth Portfolio)    Janus Capital Corporation
                                                              100 Fillmore Street o Denver, CO  80206

                          Investment Adviser & Distributor    AAL Capital Management Corporation
                                                              222 W. College Avenue o Appleton, WI  54919-0007

                                                 Custodian    Citibank, N.A.
                                                              111 Wall Street o New York, NY 10043

                                             Legal Counsel    Quarles & Brady LLP
                                                              411 East Wisconsin Avenue o Milwaukee, WI  53202

                                   Independent Accountants    PricewaterhouseCoopers LLP
                                                              Suite 1500 100 East Wisconsin Avenue
                                                              Milwaukee, WI 53202

This report is submitted for the information of the certificate owners of the AAL Variable Annuity Account I, AAL Variable Annuity Account II and AAL Variable Life Account I. It is not authorized for distribution to prospective certificate owners unless preceded or accompanied by a current prospectus for the AAL Variable Annuity Account I, AAL Variable Account II, AAL Variable Life Account I and the AAL Variable Product Series Fund, Inc.

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